AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 8, 2006

Registration Nos. 333-17217 and 811-07953

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 45	☒

(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

Patricia Louie Vice President and

Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☒	on April 9, 2006 pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A	–	Prospectus of EQ Advisors Trust, dated May 1, 2006 and Prospectus relating to the EQ/Enterprise Moderate Allocation Portfolio

Part B	–	Statement of Additional Information of EQ Advisors Trust, dated May 1, 2006

Part C	–	Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated May 1, 2006

This Prospectus describes fifty-two (52) Portfolios* offered by EQ Advisors Trust and the Class IA and Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance International

EQ/Alliance Large Cap Growth

EQ/Alliance Small Cap Growth

EQ/Ariel Appreciation II

EQ/Bear Stearns Small Company Growth

EQ/Bernstein Diversified Value

EQ/Boston Advisors Equity Income

EQ/Calvert Socially Responsible

EQ/Capital Guardian Growth

EQ/Capital Guardian International

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Equity 500 Index

EQ/Evergreen Omega

EQ/FI Mid Cap

EQ/FI Mid Cap Value

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/International Growth

EQ/Janus Large Cap Growth

EQ/JPMorgan Value Opportunities

EQ/Lazard Small Cap Value

EQ/Legg Mason Value Equity

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Lord Abbett Mid Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/Mercury International Value

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Montag & Caldwell Growth

EQ/Small Company Index

EQ/TCW Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Van Kampen Emerging Markets Equity

EQ/Van Kampen Mid Cap Growth

EQ/Wells Fargo Montgomery Small Cap

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/Caywood-Scholl High Yield Bond

EQ/Evergreen International Bond

EQ/Government Securities

EQ/Intermediate Term Bond

EQ/JPMorgan Core Bond

EQ/Long Term Bond

EQ/Money Market

EQ/PIMCO Real Return

EQ/Short Duration Bond

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

IA/IB Master

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA and Class IB shares of fifty-two (52) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolio, except for the EQ/Lazard Small Cap Value Portfolio, the EQ/Van Kampen Emerging Markets Equity Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Marsico Focus Portfolio and the EQ/Legg Mason Value Equity Portfolio, which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of this Prospectus.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In addition, the Manager may, subject to the approval of the Trust’s Board of Trustees, appoint, dismiss and replace Advisers and amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

As described more fully on the following pages, the EQ/Alliance Common Stock, EQ/Alliance Large Cap Growth, EQ/Alliance Small Cap Growth, EQ/Capital Guardian U.S. Equity, EQ/Bear Stearns Small Company Growth, EQ/Boston Advisors Equity Income, EQ/Equity 500 Index, EQ/FI Mid Cap, EQ/FI Mid Cap Value, EQ/Janus Large Cap Growth, EQ/Lazard Small Cap Value, EQ/Legg Mason Value Equity, EQ/Lord Abbett Large Cap Core, EQ/Lord Abbett Mid Cap Value, EQ/Mercury Basic Value Equity, EQ/Small Company Index, EQ/GAMCO Small Company Value, EQ/TCW Equity, EQ/Van Kampen Emerging Markets Equity, EQ/Van Kampen Mid Cap Growth, EQ/Wells Fargo Montgomery Small Cap, EQ/Alliance Intermediate Government Securities, EQ/Alliance Quality Bond, EQ/Caywood-Scholl High-Yield Bond, EQ/Evergreen International Bond, EQ/JPMorgan Core Bond, EQ/Government Securities, EQ/Intermediate Term Bond, EQ/Long Term Bond, EQ/Short Duration Bond Portfolios each have a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. The EQ/Mercury International Value and EQ/Van Kampen Comstock Portfolios each have a policy that it will invest 80% of its net assets in a particular type of investment. These policies may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio (other than the EQ/Equity 500 Index, EQ/Small Company Index, EQ/Government Securities, EQ/Intermediate Term Bond and EQ/Long Term Bond Portfolios) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.

•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Equity Portfolios

EQ/Alliance Common Stock Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Adviser believes will share in the growth of the economy over a long-term period.

The Portfolio invests primarily in common stocks that are listed on national securities exchanges. Smaller amounts may be invested in stocks that are traded over-the-counter, which generally include stocks of companies with small market capitalization. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio invests in both growth-oriented and value-oriented stocks of companies of any size. By combining growth and value in a single portfolio, the Adviser seeks to smooth performance over time and to ensure that premiums are driven by security selection. The Adviser seeks to invest the growth portion of the Portfolio in companies with strong business models and market positions that offer the prospect of sustained, superior earnings growth. Relying on a bottom-up stock selection process driven by fundamental research, the Adviser seeks to identify such companies at an early stage. The Adviser seeks to invest the value portion of the Portfolio in companies that are trading at a discount to their long-term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Adviser may also own securities if they reduce portfolio risk or are diversifying to the Portfolio. The Adviser relies on a disciplined stock selection process that combines fundamental research and financial forecasts to seek to identify such companies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general stock market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
28.39% (1998 4th Quarter)	–19.29% (2002 2nd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
28.34% (1998 4th Quarter)	–19.34% (2002 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	5

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Alliance Common Stock Portfolio — Class IA Shares	%	%	%
EQ/Alliance Common Stock Portfolio — Class IB Shares*	%	%	%
S&P 500 Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Common Stock Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses*	%	%
*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance Capital’s growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance Capital’s large internal research staff. The primary day-to-day responsibilities for coordinating the Portfolio’s investments resides with Seth Masters, the Chief Investment Officer (“CIO”) of the Blend Investment Policy Team.

Mr. Masters has served as CIO — Style Blend and Core Equity Services and headed the US and global style blend teams since 2002. He serves on Alliance Capital’s Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. From 1994-2002, Mr. Masters was CIO — Emerging Markets Value equities. Mr. Masters joined Alliance Capital in                 .

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

6	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Growth and Income Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend-paying common stocks of carefully selected high-quality, large capitalization companies (currently considered by the Adviser to mean companies with market capitalizations of at least $1 billion at the time of purchase). The Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation.

The Portfolio may also invest in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants, and in investment grade corporate bonds, notes and debentures and in U.S. Government Securities. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (so-called “junk bonds”) (i.e., rated BB or lower by S&P or Ba or lower by Moody’s), or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indices for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indices for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bond and Lower Rated Securities Risk

•	Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on December 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
26.29% (1998 4th Quarter)	–17.09% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	7

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
26.21% (1998 4th Quarter)	–17.14% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Alliance Growth and Income Portfolio — Class IA Shares	%	%	%
EQ/Alliance Growth and Income Portfolio — Class IB Shares*	%	%	%
Russell 1000 Value Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Growth and Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses*	%	%
*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA and % for Class IB.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is primarily responsible for day-to-day management of the Portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibilities for the past 5 years. Mr. Glatter joined Alliance Capital in 1993 and served as an equity analyst in the small-cap area following consumer related industries, primarily the retailing, leisure, consumer products, apparel and lodging industries.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

8	About the investment portfolios	EQ Advisors Trust

EQ/Alliance International Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or “emerging markets”), although it will not generally invest in the United States. Developing countries in which the growth portion of the Portfolio may invest include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it generally invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries (including developing countries or “emerging markets”) not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Interest Rate Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	9

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
25.49% (1999 4th Quarter)	–20.46% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
25.32% (1999 4th Quarter)	–20.49% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Alliance International Portfolio — Class IA Shares	%	%	%
EQ/Alliance International Portfolio — Class IB Shares*	%	%	%
MSCI EAFE Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance International Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

10	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on Alliance Capital’s growth, value and fixed-income investment teams and, in turn, the fundamental research of Alliance Capital’s large internal research staff. The primary day-to-day responsibilities for coordinating the portfolio’s investments resides with Seth Masters, the Chief Investment Officer (“CIO”) of the Blend Investment Policy Team.

Mr. Masters has served as CIO — Style Blend and Core Equity Services and headed the US and global style blend teams since 2002. He serves on Alliance Capital’s Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. From 1994-2002, Mr. Masters was CIO — Emerging Markets Value equities. Mr. Masters joined Alliance Capital in                 .

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	11

Equity Portfolios (continued)

EQ/Alliance Large Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently considers large capitalization companies to be companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment. The market capitalization of companies included in this index fluctuates with the markets and was approximately $         million to $         billion as of December 31, 2005.

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the 1940 Act, however it may still be relatively concentrated. The Adviser selects the Portfolio’s investments from a research universe of more than 500 companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions to time the market. During market declines, while adding to positions in favored stocks, the Portfolio generally becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio generally becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500. The average market capitalization of companies in the S&P 500 Index was approximately $             billion as of December 31, 2005.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk
•	Derivatives Risk
•	Equity Risk
•	Focused Portfolio Risk
•	Foreign Securities Risk
•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
11.62% (2003 2nd Quarter)	–19.69% (2001 3rd Quarter)

12	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
11.52% (2003 2nd Quarter)	–19.76% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Alliance Large Cap Growth Portfolio — Class IA Shares	%	%	%
EQ/Alliance Large Cap Growth Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Large Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by Alliance Capital’s US Large Cap Growth Team, which is responsible for management of all of Alliance Capital’s US Large Cap Growth accounts. The US Large Cap Growth Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Thomas G. Kamp is primarily responsible for day-to-day management of the Portfolio.

Mr. Kamp is Senior Vice President and US Large Cap Growth Portfolio Manager. He joined Alliance Capital as a Portfolio Manager in 1993 and has had portfolio management responsibility since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	13

Equity Portfolios (continued)

EQ/Alliance Small Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

The Portfolio generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for one year, five years, and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
28.16% (1999 4th Quarter)	–28.07% (1998 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
28.02% (1999 4th Quarter)	–28.09% (1998 3rd Quarter)

14	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Alliance Small Cap Growth Portfolio — Class IA Shares	%	%	%
EQ/Alliance Small Cap Growth Portfolio — Class IB Shares	%	%	%
Russell 2500 Growth Index†	%	%	%
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Small Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses*	%	%
*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by Alliance Capital’s US Small/SMID Cap Growth Team, which is responsible for management of all of Alliance Capital’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of Alliance Capital’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Team with the most significant responsibility for the day-to-day management of the Portfolio are: Bruce Aronow, Samantha Lau and Kumar Kirpalani.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined Alliance Capital in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Kumar Kirpalani joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	15

Equity Portfolios (continued)

EQ/Ariel Appreciation II Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in the securities of mid-capitalization companies (currently considered by the Adviser to mean companies with market capitalizations generally between $2 billion and $15 billion at the time of initial purchase by the Portfolio). The Portfolio invests primarily in common stocks but may also invest in other types of equity securities, including preferred stocks, warrants and securities convertible into common stocks. The Portfolio generally contains no more than 50 stocks, and it generally holds investments for a relatively long period of time —typically two to five years. At times, the Portfolio may maintain larger than normal cash positions while the Adviser searches for compelling investments.

The Adviser’s investment strategy is focused on long-term investing. By concentrating on long-term investing, the Adviser believes that its patient approach allows it to take advantage of buying opportunities that frequently arise from Wall Street’s excessive focus on the short-term. The Adviser seeks to invest in quality companies in industries where the Adviser has expertise. The Adviser only buys when it determines that these businesses are selling at excellent values. Quality companies share several attributes that the Adviser believes should result in capital appreciation over time: (1) High barriers to entry; (2) Sustainable competitive advantages; (3) Predictable fundamentals that allow for double-digit earnings growth; (4) Quality management teams; and (5) Solid financials.

A stock generally will be held until it reaches the Adviser’s assessment of its true value or until the Adviser’s reasons for purchase no longer apply. The Adviser may sell a security for a variety of reasons, such when there is a major change in the competitive landscape, a substantial shift in company fundamentals, or a loss of faith in managements abilities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Investment Strategies.”

•	Convertible Securities Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is October 3, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Ariel Appreciation II Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown.

16	About the investment portfolios	EQ Advisors Trust

The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year
3 Years

WHO MANAGES THE PORTFOLIO

Ariel Capital Management, LLC (“Ariel Capital”), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, is the Adviser to the Portfolio. Ariel Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, institutional clients, including public and private retirement plans, union plans, foundations and endowment funds, high net worth individuals and managed accounts under wrap programs sponsored by other firms. As of December 31, 2005, Ariel Capital managed assets aggregating in excess of $19.3 billion.

John W. Rogers, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital, is primarily responsible for the day-to-day management of the Portfolio. Mr. Rogers founded Ariel Capital in 1983 and has held his current positions since that time. He has more than 23 years of professional experience managing portfolios and analyzing investments.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	17

Equity Portfolios (continued)

EQ/Bear Stearns Small Company Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. For these purposes, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of initial investment. The market capitalization of companies included in this index fluctuates with the markets and was approximately $         thousand to $         billion as of December 31, 2005. It is anticipated that at the time of initial investment, the market capitalization of companies for the Portfolio will generally be between $200 million and $2 billion.

The Portfolio invests primarily in common stocks but also may invest in other types of equity securities, including convertible securities.

The Adviser employs a systematic approach to selecting portfolio securities. As part of its systematic approach, the Adviser screens the U.S. equity universe of stocks with market capitalizations between $200 million and $2 billion, low price-to-sales ratios, increasing earnings, and strong price appreciation.

Once a stock has been acquired for the Portfolio, the Adviser may purchase additional shares of such stock for the Portfolio even if the market capitalization of the company exceeds $2 billion, provided that the company’s market capitalization does not exceed the maximum market capitalization of companies included in the Russell 2000 Growth Index at the time of such additional investment.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 13, 2004.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Small Company Growth Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Small Company Growth Portfolio whose inception date is December 1, 1998, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
33.23% (1999 4th Quarter)	–23.21% (2001 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
33.23% (1999 4th Quarter)	–23.21% (2001 3rd Quarter)

18	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*
	One Year	Five Years	Since Inception
EQ/Bear Stearns Small Company Growth Portfolio — Class IA Shares*	%	%	%
EQ/Bear Stearns Small Company Growth Portfolio — Class IB Shares	%	%	%
Russell 2000 Growth Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Bear Stearns Small Company Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Bear Stearns Asset Management Inc. (“Bear Stearns”), 383 Madison Avenue, New York, New York 10179, is the Adviser to the Portfolio. Bear Stearns manages money for corporations, municipal governments, multi-employer endowments, foundations and family groups and has expertise spanning equity, fixed income and alternative investment strategies. Bear Stearns has been the Adviser to the Portfolio since December 13, 2004. As of December 31, 2005 total assets under management were $         billion.

James P. O’Shaughnessy manages the Portfolio on a day-to-day basis. Mr. O’Shaughnessy is a Senior Managing Director and Director of Systematic Equity Investments at Bear Stearns. He joined Bear Stearns in 2001 as head of the Systematic Equity team and has had portfolio management responsibility since that time. From 1988 to 2001 Mr. O’Shaughnessy was Chairman and CEO of Netfolio, Inc.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	19

Equity Portfolios (continued)

EQ/Bernstein Diversified Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities that are trading at a discount to their long term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Portfolio also may own securities if they reduce portfolio risk or are diversifying to the Portfolio. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody’s.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility. The Portfolio may also borrow money for leveraging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Interest Rate Risk

•	Foreign Securities Risk

•	Leveraging Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s commencement date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
23.25% (1998 4th Quarter)	–18.20% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
23.34% (1998 4th Quarter)	–18.23% (2002 3rd Quarter)

20	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Bernstein Diversified Value Portfolio — Class IA Shares*	%	%	%
EQ/Bernstein Diversified Value Portfolio — Class IB Shares	%	%	%
Russell 1000 Value Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Bernstein Diversified Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager had agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit (“Bernstein”) manages the Portfolio. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management. As of December 31, 2005 Alliance Capital had $         billion in assets under management.

Bernstein’s field of expertise is the value style of investment management. Bernstein’s approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security’s current price and its normal or long-term earnings power as determined by its investment research.

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Marilyn Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities busi -

EQ Advisors Trust	About the investment portfolios	21

Equity Portfolios (continued)

ness. She serves on Alliance Capital’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000.

John Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit.

John Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994 and has had portfolio management responsibilities since that time.

Chris Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined Alliance Capital in 1997 as a research analyst and has had portfolio management responsibilities for the past five years. He has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

22	About the investment portfolios	EQ Advisors Trust

EQ/Boston Advisors Equity Income Portfolio

INVESTMENT OBJECTIVE: Seeks a combination of growth and income to achieve an above-average and consistent total return.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies currently are treated as those companies with market capitalization in excess of $10 billion at the time of investment. The Portfolio also may invest in equity securities of small- and mid-capitalization companies.

The Portfolio invests primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth and income, such as preferred stocks, warrants and securities convertible into common stock.

The Adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser generally uses the following guidelines in constructing the portfolio: (1) each individual stock holding will pay a dividend at least annually; (2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and (3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Equity Income Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Equity Income Portfolio whose inception date is December 1, 1998, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
15.82% (2003 4th Quarter)	–17.49% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.82% (2003 4th Quarter)	–17.49% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	23

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Boston Advisors Equity Income Portfolio — Class IA Shares*	%	%	%
EQ/Boston Advisors Equity Income Portfolio — Class IB Shares	%	%	%
Russell 1000 Value Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risk and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Boston Advisors Equity Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Boston Advisors, Inc. (“Boston Advisors”), One Federal Street, 20th Floor, Boston, Massachusetts 02110, is the Adviser to the Portfolio. Boston Advisors has been providing investment counseling since 1992. Total assets under management for Boston Advisors as of December 31, 2005 were $4.4 billion.

The management of and investment decisions for the Portfolio are made by the Institutional Portfolio Management team of Boston Advisors. Each member of the investment team serves as Portfolio Manager and Analyst. The members of the Institutional Portfolio Management team are: Michael J. Vogelzang, CFA, Timothy E. Woolston, Douglas A. Riley, CFA, and Shakeel Dewji.

Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors and heads the management team for the Portfolio. Mr. Vogelzang has been President and Chief Investment Officer of Boston Advisors since 1997.

Timothy E. Woolston, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 1997.

Douglas A. Riley, CFA, is Vice President and Portfolio Manager has been with Boston Advisors in that capacity since 2002. Prior to joining Boston Advisors, Mr. Riley was a Vice President and Portfolio Manager with Babson-United Investment Advisors since 1991.

Shakeel Dewji, is Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2000.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

24	About the investment portfolios	EQ Advisors Trust

EQ/Calvert Socially Responsible Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large-cap companies that meet both investment and social criteria, which are defined as those whose market capitalization falls within the range of the S&P 500 Index. The practical application of this strategy involves Calvert and Bridgeway using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. The financial analysis is done by Bridgeway. Calvert’s in-house Social Research Department conducts the analysis of each company’s societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility.

Investment Criteria: Bridgeway’s stock selection will be based on proprietary quantitative models utilizing a pre-screened universe of approved equities from Calvert. Bridgeway, a quantitative shop, uses various multi-variable quantitative models for the equity selection process. These models approach opportunities from different directions and include growth, growth at a reasonable price, value and momentum models. Bridgeway uses multiple models to seek to offset any biases that one model may provide and such models are based on publicly available financial information. Stock selection is a bottom-up approach based on the statistical models. Some top-down techniques for seeking to manage risk include maintaining appropriate sector balance and concentration, managing company level risk, eliminating non-quantifiable risk (such as from litigation) and monitoring data quality.

The Portfolio may invest up to 10% of its total assets in foreign securities. The Portfolio may also invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets). The Portfolio may invest in exchange-traded stock index options and futures, which is expected to help keep the long-term average market risk of the Portfolio roughly equal to the market itself. At any one point in time, however, the Portfolio’s market exposure may be as high as 150% or as low as 50% of the market.

Social Criteria: Calvert analyzes investments from a social perspective. Calvert’s in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what its operations and procedures are, as well as what it plans to do in the future and where it is heading.

•	Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

•	Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

•	Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

•	Respect indigenous peoples and their territories, cultures, environment and livelihood.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

•	Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Fund seeks to avoid investing in companies that:

•	Are the subject of serious labor related actions by federal, state or local regulatory agencies.

•	Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

•	Have a pattern and practice of violating the rights of indigenous peoples.

•	Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacturer of alcoholic beverages.

•	Have direct involvement in gambling operations.

•	Have poor corporate governance or engage in harmful or unethical business practices.

EQ Advisors Trust	About the investment portfolios	25

Equity Portfolios (continued)

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 1999. The table shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to June 13, 2005.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
16.09% (2001 4th Quarter)	–20.04% (2001 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.47% (2001 4th Quarter)	–19.77% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Calvert Socially Responsible Portfolio — Class IA Shares*	%	%	%
EQ/Calvert Socially Responsible Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†, ††	%	%	%
Russell 3000 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
††	Effective , this index replaced the Russell 3000 Index as the Portfolio’s benchmark because this index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio

26	About the investment portfolios	EQ Advisors Trust

through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Calvert Asset Management Company, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio’s investments. As of December 31, 2005, Calvert had over $         billion in assets under management.

Bridgeway Capital Management, Inc. (“Bridgeway”), 5615 Kirby Drive, Suite 518, Houston, Texas 77005. Bridgeway provides investment management services to investment companies, pension and profit sharing plans, corporations and individuals. As of December 31, 2005, Bridgeway had over $         billion in assets under management.

John Montgomery is principally responsible for the day-to-day management of the Portfolio. Mr. Montgomery, who founded Bridgeway in 1993 and has served as its President since that time, has more than 15 years experience in the investment management industry and oversees the firm’s disciplined quantitative investment strategy.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	27

Equity Portfolios (continued)

EQ/Capital Guardian Growth Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (“ADRs”) and other U.S.-registered foreign securities. The Portfolio normally will be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase.

The Adviser will seek to invest primarily in securities that at the time of purchase exhibit one or more “growth” characteristics relative to the U.S. market. The “growth” characteristics include securities exceeding the market’s rate of growth in at least one of the following categories: earnings, unit sales, revenue or cash flow.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Small-Cap or Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 13, 2004.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
25.22% (1998 4th Quarter)	–19.96% (2001 1st Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.29% (1998 4th Quarter)	–19.95% (2001 1st Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Capital Guardian Growth Portfolio — Class IA Shares*	%	%	%
EQ/Capital Guardian Growth Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase

28	About the investment portfolios	EQ Advisors Trust

overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Capital Guardian Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since December 13, 2004. As of December 31, 2005, Capital Guardian had $         billion in assets under management.

Capital Guardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a fund’s objectives and policies and by Capital Guardian’s Investment Committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio. The individual managers primarily responsible for segments of the Portfolio are:

Michael R. Ericksen is Chairman and a director of Capital International Limited, as well as a Senior Vice President, Director, and portfolio manager of Capital Guardian and has been a portfolio manager on the U.S. growth equity team since 2000. He joined the Capital Guardian organization in 1987 as an investment analyst.

David I. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian and has been a portfolio manager on the U.S. growth equity team since 2000. He joined the Capital Guardian organization in 1969 as an investment analyst.

Alan J. Wilson is an Executive Vice President and U.S. Research Director for Capital International Research, Inc. and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the growth equity team, Mr. Wilson was an investment analyst and portfolio manager on the U.S. equity team covering the U.S. energy equipment and construction and engineering industries. He joined the Capital Guardian organization in 1991 as an investment analyst.

Jim S. Kang is a Senior Vice President of Capital International Research, Inc., and a Vice President of Capital Guardian and has been a portfolio manager on the U.S. growth equity team since 2000. Mr. Kang joined the Capital Guardian organization in 1988 as an investment analyst.

Eric H. Stern is a Senior Vice President of Capital International Research, Inc. and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the growth equity team, Mr. Stern was an investment analyst covering the US medical technology industry. He joined the Capital Guardian organization in 1991.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	29

Equity Portfolios (continued)

EQ/Capital Guardian International Portfolio

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. The assets of the Portfolio can be invested with geographic flexibility, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Portfolio primarily invests in common stocks, securities convertible into common stocks, warrants, rights, and non-convertible preferred stock. The Adviser emphasizes investments in companies with strong earnings growth. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody’s or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
18.78% (2003 2nd Quarter)	–19.69% (2002 3rd Quarter)

30	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.63% (2003 2nd Quarter)	–19.81% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Capital Guardian International Portfolio — Class IA Shares*	%	%	%
EQ/Capital Guardian International Portfolio — Class IB Shares	%	%	%
MSCI EAFE Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Capital Guardian International Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception. Capital Guardian has been providing investment management services since 1968. As of December 31, 2005, Capital Guardian had $     billion in assets under management.

Capital Guardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a fund’s objectives and policies and by Capital Guardian’s Investment Committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio. The individual managers primarily responsible for segments of the Portfolio are:

David I. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian and has been a portfolio manager on the international equity team since 1989. He joined the Capital Guardian organization in 1969 as an investment analyst.

EQ Advisors Trust	About the investment portfolios	31

Equity Portfolios (continued)

Arthur J. Gromadzki is a Director and Senior Vice President of Capital International Research, Inc. and has been a portfolio manager on the international equity team since 2000. Mr. Gromadzki joined the Capital Guardian organization in 1987 as a financial analyst.

Richard N. Havas is a Vice Chairman and Director of Capital Guardian (Canada), Inc. and has been a portfolio manager on the international equity team since 1995. Mr. Havas joined the Capital Guardian organization in 1986 as an investment analyst.

Seung Kwak is a Senior Vice President for Capital International K.K. and has been a portfolio manager on the international team since 2004. Prior to joining the international equity team, Mr. Kwak managed Japan-only equity portfolios. He joined the Capital Guardian organization in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments.

Nancy J. Kyle is a Vice Chairman, Director and a member of the Executive and North American Management Committees of Capital Guardian Trust Company and has been a portfolio manager on the international equity team since 1991. Ms. Kyle joined the Capital Guardian organization as a portfolio manager in 1991.

John Mant is President of Capital International Limited and Executive Vice President of Capital International Research, Inc. and has been a portfolio manager on the international equity team since 2004. Prior to joining the international equity team, Mr. Mant was a portfolio manager specializing in UK and European equities. He joined the Capital Guardian organization in 1990 as an investment analyst.

Christopher A. Reed is a Vice President of Capital International Limited and a Director and a Vice President of Capital International Research, Inc., and has been a portfolio manager on the international equity team since 2000. Mr. Reed joined the Capital Guardian organization in 1993 as an investment analyst.

Lionel M. Sauvage is a Senior Vice President and a Director of The Capital Group Companies and has been a portfolio manager on the international equity team since 1996. Mr. Sauvage joined the Capital Guardian organization in 1987 as an investment analyst.

Nilly Sikorsky is Chairman of Capital International S.A., Vice Chairman of Capital International Limited, and Managing Director — Europe of Capital Group International, Inc. and has been a portfolio manager on the international equity team since 1980. Ms. Sikorsky joined the Capital Guardian organization in 1962 as a statistician.

Rudolf M. Staehelin is a Senior Vice President of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A. and has been a portfolio manager on the international equity team since 1995. Mr. Staehelin joined the Capital Guardian organization in 1981 as an investment analyst.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

32	About the investment portfolios	EQ Advisors Trust

EQ/Capital Guardian Research Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter:	Worst quarter:
16.14% (2003 2nd Quarter)	–18.26% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter:	Worst quarter:
16.00% (2003 2nd Quarter)	–18.37% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Capital Guardian Research Portfolio — Class IA Shares*	%	%	%
EQ/Capital Guardian Research Portfolio — Class IB Shares	%	%	%
S&P 500 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	33

Equity Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Capital Guardian Research Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2005, Capital Guardian had $         billion in assets under management.

Alan J. Wilson is an Executive Vice President and U.S. Research Director for Capital International Research, Inc. and has been the research portfolio coordinator for our diversified and concentrated research portfolio products since 2002. Prior to being named research portfolio coordinator, Mr. Wilson was an investment analyst and portfolio manager on the U.S. equity team covering the U.S. energy equipment and construction and engineering industries. He joined the Capital Guardian organization in 1991 as an investment analyst.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

34	About the investment portfolios	EQ Advisors Trust

EQ/Capital Guardian U.S. Equity Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser seeks to accomplish the Portfolio’s investment objective through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation and to a lesser degree, income. The Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
18.53% (2003 2nd Quarter)	–19.30% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.40% (2003 2nd Quarter)	–19.20% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Capital Guardian U.S. Equity Portfolio — Class IA Shares*	%	%	%
EQ/Capital Guardian U.S. Equity Portfolio — Class IB Shares	%	%	%
S&P 500 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	35

Equity Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Capital Guardian U.S. Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2005, Capital Guardian had $         billion in assets under management.

Capital Guardian uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by a fund’s objectives and policies and by Capital Guardian’s Investment Committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Portfolio. The individual managers primarily responsible for segments of the Portfolio are:

Terry Berkemeier is a Senior Vice President of Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 1997. Mr. Berkemeir joined the Capital organization in 1992 as an investment analyst.

Michael R. Ericksen is Chairman and a director of Capital International Limited, as well as a Senior Vice President, Director, and portfolio manager of Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 1991. He joined the Capital organization in 1987 as an investment analyst.

David I. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 1997. He joined the Capital organization in 1969 as an investment analyst.

Karen A. Miller is a Senior Vice President and director of Capital International Research, Inc. and a Senior Vice President of Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 2000. Ms. Miller joined the Capital organization in 1990 as an investment analyst.

Theodore R. Samuels is a Senior Vice President and a director of Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 1990. Mr. Samuels joined the Capital organization in 1981 as an investment analyst.

Eugene P. Stein is Vice Chairman of the Board and Chairman of the Investment Committee of Capital Guardian Trust Company and has been a portfolio manager on the U.S. equity team since 1988. He joined the Capital organization in 1972 as an investment analyst.

Alan J. Wilson is an Executive Vice President and U.S. Research Director for Capital International Research, Inc. and has been a portfolio manager on the U.S. equity team since 1999. Mr. Wilson joined the Capital organization in 1991 as an investment analyst.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

36	About the investment portfolios	EQ Advisors Trust

EQ/Equity 500 Index Portfolio

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will hold all 500 securities in the S&P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
21.15% (1998 4th Quarter)	–17.26% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	37

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
21.05% (1998 4th Quarter)	–17.32% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity 500 Index Portfolio — Class IA Shares	%	%	%
EQ/Equity 500 Index Portfolio — Class IB Shares*	%	%	%
S&P 500 Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Equity 500 Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by Alliance Capital’s Passive Equity Investment Team, which is responsible for management of all of Alliance Capital’s Passive Equity accounts. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-to-day management of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Midcap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined Alliance in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The Statement of Additional Information provides additional information about the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

38	About the investment portfolios	EQ Advisors Trust

EQ/Evergreen Omega Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

Although not a primary investment strategy, the Portfolio also may invest up to 25% of its total assets in foreign securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) and engage in short sales in order to: (i) maintain the Portfolio’s exposure to the market; (ii) manage cash; or (iii) attempt to increase income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
16.53% (2003 2nd Quarter)	–18.20% (2001 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.56% (2003 2nd Quarter)	–18.11% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	39

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Evergreen Omega Portfolio — Class IA Shares*	%	%	%
EQ/Evergreen Omega Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Evergreen Omega Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Evergreen Investment Management Company, LLC (“Evergreen”), 200 Berkeley Street, Boston, Massachusetts 02116-5034. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2005, Evergreen had approximately $         billion in assets under management.

Maureen E. Cullinane is primarily responsible for the day-to-day management of the Portfolio. She has been a Managing Director at Evergreen since 2001 and a Senior Portfolio Manager since 1998. She has been managing the Portfolio since February 2001.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

40	About the investment portfolios	EQ Advisors Trust

EQ/FI Mid Cap Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations.

The Adviser normally invests the Portfolio’s assets primarily in common stock. The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objectives. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2000. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
20.77% (2003 2nd Quarter)	–22.30% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	41

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.69% (2003 2nd Quarter)	–22.26% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/FI Mid Cap Portfolio — Class IA Shares*	%	%	%
EQ/FI Mid Cap Portfolio — Class IB Shares	%	%	%
S&P MidCap 400 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/FI Mid Cap Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devon-shire Street, Boston, MA 02109. FMR has been the Portfolio’s Adviser since the Portfolio commenced operations. FMR may enter into agreements with its affiliates, including FMR Co., Inc., in providing services to the Portfolio. As of December 31, 2005, FMR and its affiliate FMR Co., Inc. managed over $         billion in discretionary assets.

Peter Saperstone has been responsible for the day-to-day management of the Portfolio since June 2001. Mr. Saperstone has been associated with FMR as a research analyst and portfolio manager since 1995.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

42	About the investment portfolios	EQ Advisors Trust

EQ/FI Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 3000 Index, excluding the largest 100 such companies. The Adviser intends to manage the Portfolio so that its weighted median market capitalization falls within the capitalization range of the members of the Russell Midcap Index and the S&P MidCap 400 Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization is above this level after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with larger market capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called “value” stocks. The Adviser may also invest in stocks that are not called value stocks.

The Adviser normally invests the Portfolio’s assets primarily in common stock. The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
16.38% (2003 2nd Quarter)	–19.28% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	43

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.29% (2003 2nd Quarter)	–20.25% (1998 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/FI Mid Cap Value Portfolio —Class IA Shares*	%	%	%
EQ/FI Mid Cap Value Portfolio —Class IB Shares	%	%	%
Russell Mid Cap Value†, ††	%	%	%
Russell 2500 Value Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (November 24, 1998), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
††	Effective May 1, 2006, this index replaced the Russell 2500 Value as the Portfolio’s benchmark because this index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/FI Mid Cap Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement). (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.10%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust –Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio’s Adviser since July 24, 2000. FMR may enter into agreements with its affiliates, including FMR Co., Inc., in providing services to the Portfolio. As of December 31, 2005, FMR and its affiliate FMR Co., Inc. managed over $         billion in discretionary assets.

Richard Fentin and James Harmon have been responsible for the day-to-day management of the Portfolio since December 2003. Mr. Fentin is a vice president and manager and has been associated with FMR as a portfolio manager, portfolio assistant and analyst since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR as a portfolio manger, portfolio assistant and analyst since 1995.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

44	About the investment portfolios	EQ Advisors Trust

EQ/GAMCO Mergers and Acquisitions Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in shares of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase the selling company’s securities, offering the Portfolio the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Portfolio may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. At times, the stock of the acquiring company may also be purchased or shorted. The Adviser may invest in small, mid and large capitalization stocks. The Adviser expects a high portfolio turnover rate of 150% or more.

The Portfolio is a non-diversified portfolio, which means that it may invest in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Mergers and Acquisitions Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Mergers and Acquisitions Portfolio whose inception date is May 1, 2003, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
5.47% (2004 4th Quarter)	–0.66% (2004 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.47% (2004 4th Quarter)	–0.66% (2004 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	45

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Since Inception
EQ/GAMCO Mergers and Acquisitions Portfolio — Class IA Shares*	%	%
EQ/GAMCO Mergers and Acquisitions Portfolio — Class IB Shares	%	%
S&P 500 Index†	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Adviser to the Portfolio. GAMCO’s predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2005, total assets under management for all clients were $26.8 billion.

Mario J. Gabelli serves as the Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolio. Prior to 2005 Mr. Gabelli served as Chief Investment Officer of all GAMCO managed Portfolios since 1977. He has more than 36 years’ experience in the investment industry.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

46	About the investment portfolios	EQ Advisors Trust

EQ/GAMCO Small Company Value Portfolio

INVESTMENT OBJECTIVE: Seeks to maximize capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stocks.

The Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the Adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the Portfolio. The Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Liquidity Risk

•	Small-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Small Company Value Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Small Company Value Portfolio whose inception date is August 1, 1988, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
18.58% (1997 2nd Quarter)	–17.80% (1998 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	47

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.58% (1997 2nd Quarter)	–17.80% (1998 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/GAMCO Small Company Value Portfolio — Class IA Shares*	%	%	%
EQ/GAMCO Small Company Value Portfolio — Class IB Shares	%	%	%
Russell 2000 Value Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/GAMCO Small Company Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.30%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolios expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Adviser to the Portfolio. GAMCO’S predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2005, total assets under management for all clients were $26.8 billion.

Mario J. Gabelli serves as the Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolio. Prior to 2005 Mr. Gabelli served as Chief Investment Officer of all GAMCO managed Portfolios since 1977. He has more than 36 years’ experience in the investment industry.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

48	About the investment portfolios	EQ Advisors Trust

EQ/International Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East (“EAFE”) markets whose securities offer the potential for above-average earnings growth. Foreign companies include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Portfolio does not limit its investments to issuers within a specific market capitalization range but generally invests in large capitalization companies (i.e., those with market capitalization in excess of $10 billion at the time of investment).

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as warrants and securities convertible into common stock.

The Adviser’s investment philosophy is that bottom-up, fundamental research is the most reliable method of identifying companies with above average, consistent earnings growth and cash flow. The Adviser attempts to identify the stocks of companies that exhibit both accelerating earnings and the opportunity for multiple expansion, and is willing to pay higher multiples, but fair prices in its view, for the compounding of earnings that companies with above-average earnings growth provide. Sector and country weightings generally are the residual of the Adviser’s bottom-up stock selection process, rather than the result of any top-down macroeconomic outlook. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to July 25, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise International Growth Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise International Growth Portfolio whose inception date is November 18, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
32.15% (1999 4th Quarter)	–27.47% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	49

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
32.15% (1999 4th Quarter)	–27.47% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Growth Portfolio — Class IA Shares*	%	%	%
EQ/International Growth Portfolio — Class IB Shares	%	%	%
MSCI EAFE Growth Index†, ††	%	%	%
MSCI EAFE Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
††	Effective May 1, 2006, this index replaced the MSCI EAFE Index as the Portfolio’s benchmark because this index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/International Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.55%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since July 25, 2005. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2005, MFS had $         billion in assets under management.

Barry Dargan is responsible for the day-to-day portfolio management for the Portfolio. Mr. Dargan is a Senior Vice President and Portfolio Manager at MFS. He joined MFS in 1996 as an Equity Research Analyst and has been a Portfolio Manager since 2001.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

50	About the investment portfolios	EQ Advisors Trust

EQ/Janus Large Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in securities of growth-oriented companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization. For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.

The Adviser may invest substantially all of the Portfolio’s assets in equity securities if the Adviser believes equity securities will appreciate in value. The Portfolio is diversified for purposes of the 1940 Act, however, it may be invested in a limited number of companies.

The Adviser applies a “bottom-up” approach in choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. The Adviser will seek companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. In addition, the Portfolio may invest up to 20% of the Portfolio’s total assets in lower rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”) or unrated securities of similar quality as determined by the Adviser (“junk bonds”).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk
•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Junk Bonds and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
14.84% (2001 4th Quarter)	–24.28% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	51

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.87% (2001 4th Quarter)	–24.26% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Janus Large Cap Growth Portfolio — Class IA Shares*	%	%	%
EQ/Janus Large Cap Growth Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Janus Large Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4928. Janus has been the Adviser to the Portfolio since it commenced operations. Janus manages investment companies, private-label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2005 Janus Capital Group Inc., Janus’s parent company had $         billion in assets under management.

Marc Pinto is primarily responsible for day-to-day management of the Portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus since 1994.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

52	About the investment portfolios	EQ Advisors Trust

EQ/JPMorgan Value Opportunities Portfolio

INVESTMENT OBJECTIVE: Long-term capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization.

The Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers.

The Portfolio may also invest in investment grade corporate bonds, notes and debentures, preferred stocks and convertible securities (both debt securities and preferred stocks) and U.S. Government securities. It may also invest a portion of its assets in debt securities rated below investment grade (so-called “junk bonds”), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities.

The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio’s investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Securities Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 13, 2004.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
17.81% (2003 2nd Quarter)	–18.57% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.79% (2003 2nd Quarter)	–18.57% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	53

Equity Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/JPMorgan Value Opportunities — Class IA Shares*	%	%	%
EQ/JPMorgan Value Opportunities — Class IB Shares	%	%	%
Russell 1000 Value Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

J.P. Morgan Investment Management Inc. (“JPMorgan”) 522 Fifth Avenue, New York, New York 10036 has served as investment manager of the Portfolio since December 13, 2004. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2005, JPMorgan and its affiliates had $846.9 billion in assets under management.

Bradford L. Frishberg, Managing Director and Alan Gutman, Vice President, are primarily responsible for the day-to-day management of the Portfolio. Mr. Frishberg, a Managing Director since             , leads the Large Cap Active Value Strategy Team. Prior thereto, he was a portfolio manager in JPMorgan’s London office and subsequently in their Tokyo office. He has been with JPMorgan as an investment professional since 1996. Mr. Gutman is a Vice President and Portfolio Manager in the Large Cap Active Value Strategy Team and has been with JPMorgan in this capacity since 2003. Prior to that time, he was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan and Neuberger and Berman.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

54	About the investment portfolios	EQ Advisors Trust

EQ/Lazard Small Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The Adviser currently considers small capitalization companies to be companies with market capitalization within the range of companies in the Russell 2000 Index. The market capitalization of such companies fluctuates with the markets and was approximately $         to $         as of December 31, 2005. The Portfolio is non-diversified, which means it may invest in a limited number of issuers.

The equity securities that the Portfolio may purchase include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants. The Portfolio will have characteristics similar to the Russell 2000 Value Index.

The Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company’s franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company’s business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Fixed Income Securities

Interest Rate Risk

Investment Grade Securities Risk

•	Focused Portfolio Risk

•	Liquidity Risk

•	Non-Diversification Risk

•	Small-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s inception date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
19.36% (1999 2nd Quarter)	–20.17% (1998 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	55

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.39% (1999 2nd Quarter)	–20.10% (1998 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Lazard Small Cap Value Portfolio — Class IA Shares*	%	%	%
EQ/Lazard Small Cap Value Portfolio — Class IB Shares	%	%	%
Russell 2000 Value Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shareholders. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Lazard Small Cap Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.10%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Lazard Asset Management LLC (“LAM”), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM and its affiliates provide their clients with a wide variety of investment banking and related services, including investment management. As of December 31, 2005, Lazard had $         billion in assets under management.

Andrew Lacey and Patrick Mullin are responsible for the day-to-day management of the Portfolio. Mr. Lacey has been a Deputy Chairman of LAM since 2004. Prior thereto, he was a Managing Director of LAM since              and has been with LAM since 1995. Mr. Mullin, a Director of LAM since             , was a Senior Vice President and Portfolio Manager for more five years prior thereto. He has been with LAM since 1998 and has been managing the Portfolio since January 2001.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

56	About the investment portfolios	EQ Advisors Trust

EQ/Legg Mason Value Equity Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Adviser believes offer the potential for capital growth. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common stock. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The Portfolio is non-diversified, which means it may invest in a limited number of issuers.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser’s assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit potential losses.

The Portfolio also may invest in debt securities of companies with similar characteristics to those listed above. The Portfolio may invest up to 20% of its total assets in long-term debt securities, including up to 10% of its total assets in debt securities rated below investment grade (or, if unrated, determined by the Adviser to be of comparable quality) (“junk bonds”).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

•	Non-Diversification Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is October 3, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Legg Mason Value Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	1.00%
*	Pursuant to a contract, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses of the Portfolio until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

EQ Advisors Trust	About the investment portfolios	57

Equity Portfolios (continued)

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$

WHO MANAGES THE PORTFOLIO

Legg Mason Capital Management, Inc. (“LMCM”), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, LMCM and its sister companies managed assets aggregating in excess of $         billion.

Mary Chris Gay is the portfolio manager and has primary responsibility for the day-to-day management of the Portfolio. Bill Miller, the Chief Investment Officer of LMCM, is the creator of LMCM’s investment process and manager of the model portfolio used by the portfolio manager, as a basis for the day-to-day management of the Portfolio. Mr. Miller has been associated with Legg Mason since 1982 and has had portfolio management responsibilities since that time.

Ms. Gay has primary responsibility for implementing in the Portfolio the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the Portfolio’s investment objectives, restrictions, cash flows, and other considerations. Ms. Gay has been associated with Legg Mason since 1989, has managed or co-managed other equity funds since 1998 and has had portfolio management responsibilities since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

58	About the investment portfolios	EQ Advisors Trust

EQ/Lord Abbett Growth and Income Portfolio

INVESTMENT OBJECTIVE: Capital appreciation and growth of income without excessive fluctuation in market value.

THE INVESTMENT STRATEGY

The Portfolio primarily invests in the equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2005, the market capitalization range of the Russell 1000 Index was $         million to $         billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Portfolio may invest, without limit, in ADRs and similar depositary receipts. The Portfolio limits its other investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

In selecting investments, the Adviser attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. The Adviser seeks to limit the Portfolio’s downside risk by investing in value stocks, which are stocks of companies that are believed to be underpriced, and in large, seasoned companies, which tend to be less volatile than the stocks of smaller companies. The Adviser generally will sell a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or has reached the Adviser’s valuation target.

The Portfolio may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. In this connection, the Portfolio may purchase and write exchange-listed put and call options on securities or securities indices for hedging or cross-hedging purposes or to seek to increase total return. The Portfolio will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Portfolio may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Portfolio may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time the option is written.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may loose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

Futures	and Options Risk

•	Equity Risk

•	Foreign Securities Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 29, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Lord Abbett Growth and Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2006 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on Expense Limitation Agreement, see “Management of the Trust - Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

EQ Advisors Trust	About the investment portfolios	59

Equity Portfolios (continued)

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett has provided investment advisory services since 1929. As of December 31, 2005, Lord Abbett had approximately $101 billion in assets under management.

An investment management team is responsible for the day-to-day management of the Portfolio. The team is comprised of investment managers and analysts working together to manage the Portfolio’s investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Salzmann and Dinsky are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively. Mr. Fuller, Investment Manager – Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

60	About the investment portfolios	EQ Advisors Trust

EQ/Lord Abbett Large Cap Core Portfolio

INVESTMENT OBJECTIVE: Capital appreciation and growth of income with reasonable risk.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2005, the market capitalization range of the Russell 1000 Index was $         million to $         billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Portfolio may invest, without limit, in ADRs and similar depositary receipts. The Portfolio limits its other investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

The Adviser invests in the full spectrum of large companies, including those with value or growth characteristics. In selecting investments, the Adviser uses a bottom-up investment research approach that combines both value and growth investment styles. The Adviser attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Adviser focuses on securities that are selling at reasonable prices in relation to its assessment of their potential value and on securities that it believes have expected earnings growth potential and consistency that may not be recognized by the market at large. The Adviser will normally sell a stock when it thinks that it no longer offers significant capital appreciation potential due to an elevated valuation or has reached the Adviser’s valuation target, its fundamentals are falling short of the Adviser’s expectations or it seems less likely to benefit from the current market and economic environment.

The Portfolio may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. In this connection, the Portfolio may purchase and write exchange-listed put and call options on securities or securities indices for hedging or cross-hedging purposes or to seek to increase total return. The Portfolio will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Portfolio may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Portfolio may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time the option is written.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may loose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

Futures and Options Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 29, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Lord Abbett Large Cap Core Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating

EQ Advisors Trust	About the investment portfolios	61

Equity Portfolios (continued)

Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett has provided investment advisory services since 1929. As of December 31, 2005, Lord Abbett had approximately $101 billion in assets under management.

An investment management team is responsible for the management of the Portfolio. The team is comprised of investment managers and analysts working together to manage the Portfolio’s investments. Daniel H Frascarelli heads the Large-Cap Core Portfolio team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990 and has had portfolio management responsibilities since that time. Mr. Volovich, Portfolio Manager, joined Lord Abbett in 1997 and has had portfolio management responsibilities since that time.

The Statement of Additional Information provides addition information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

62	About the investment portfolios	EQ Advisors Trust

EQ/Lord Abbett Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Capital appreciation

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-size companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index. As of December 31, 2005, the market capitalization range of the Russell Mid Cap Index was $         million to $         billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible securities, preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Portfolio may invest, without limit, in ADRs and similar depositary receipts. The Portfolio limits its other investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets. The Portfolio also may invest in convertible bonds and convertible preferred stocks.

In selecting investments, the Portfolio uses a value approach that seeks to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify those companies, the Adviser looks for such factors as changes in economic and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for the company’s products or services, improved efficiencies resulting from new technologies or changes in distribution, and changes in government regulations, political climate or competitive conditions.

The Portfolio may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. In this connection, the Portfolio may purchase and write exchange-listed put and call options on securities or securities indices for hedging or cross-hedging purposes or to seek to increase total return. The Portfolio will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Portfolio may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Portfolio may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time the option is written.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may loose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

Futures and Options Risk

•	Equity Risk

•	Fixed Income Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 29, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Lord Abbett Mid-Cap Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Operating Expenses	%	%
*

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the pay -

EQ Advisors Trust	About the investment portfolios	63

Equity Portfolios (continued)

ments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, you’re your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett has provided investment advisory services since 1929. As of December 31, 2005, Lord Abbett had approximately $101 billion in assets under management.

An investment management team is responsible for the day-to-day management of the Portfolio. The team is comprised of investment managers and analysts working together to manage the Portfolio’s investments. Edward von der Linde, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1988 and has been a partner since 2001. The other senior members of the team are Howard E. Hansen, Eileen Banko, and David Builder. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995 and has been a partner since 2002, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Fund.

The Statement of Additional Information provides addition information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

64	About the investment portfolios	EQ Advisors Trust

EQ/Marsico Focus Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $4 billion or more generally are considered large companies. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.

In selecting investments for the Portfolio(s), the Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration such macro-economic factors, as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of observed financial trends. As a result of the “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Adviser may visit with various levels of a company’s management, as well as with its customers, suppliers and competitors. The Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Adviser in projecting potential earnings growth and other important characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Adviser may reduce or sell the Portfolio’s investments in portfolio companies if, in the opinion of the Adviser, a company’s fundamentals change, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio’s core investments generally are comprised of established companies that exhibit growth characteristics. However, the Portfolio also may typically include more aggressive growth companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition. The Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher brokerage costs (which may adversely affect the Portfolio’s performance).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2001. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2005 and compares the

EQ Advisors Trust	About the investment portfolios	65

Equity Portfolios (continued)

Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
12.17% (2003 2nd Quarter)	– 12.13% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
12.09% (2003 2nd Quarter)	–12.09% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Marsico Focus Portfolio — Class IA Shares*	%	%
EQ/Marsico Focus Portfolio — Class IB Shares	%	%
Russell 1000 Growth Index†	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Marsico Focus Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	1.15%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

66	About the investment portfolios	EQ Advisors Trust

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico has been the Adviser to the Portfolio since it commenced operations. Marsico is a registered investment adviser formed in 1997. Marsico provides investment advisory services to other mutual funds and private accounts. As of December 31, 2005, Marsico had $63 billion in assets under management.

Thomas F. Marsico is primarily responsible for the day-to-day management of the Portfolio. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	67

Equity Portfolios (continued)

EQ/Mercury Basic Value Equity Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Adviser places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. The Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalization over $5 billion.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Portfolio determines that the issuer no longer meets the criteria the Adviser has established for the purchase of such securities or if the Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest, up to 25% of its total assets, in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
18.10% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

68	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.08% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Mercury Basic Value Equity Portfolio — Class IA Shares*	%	%	%
EQ/Mercury Basic Value Equity Portfolio — Class IB Shares	%	%	%
Russell 1000 Value Index†	%	%	%
*	For periods prior to the date Class IA Shares commenced operations (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Mercury Basic Value Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.95%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Portfolio Annual Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisors (“Mercury”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or its advisory affiliates, have been the Adviser to the Portfolio since it commenced operations. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. As of December 31, 2005 FAM and its affiliates had approximately $            billion in investment company and other portfolio assets under management.

Kevin Rendino and Robert Martorelli are the co-portfolio managers of the Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been a Managing Director of Merrill Lynch Investment Managers (“MLIM”) since 2000. Mr. Martorelli has been a Managing Director of MLIM since 2000. Both Mr. Rendino and Mr. Martorelli have been portfolio managers with the Investment Adviser for more than five years.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	69

Equity Portfolios (continued)

EQ/Mercury International Value Portfolio

INVESTMENT OBJECTIVE: Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in securities of companies located in the developed foreign markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks that pay dividends. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be issuers of securities located in a country other than the U.S.:

•	companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

•	companies that earn 50% or more of their total revenues from business outside the U.S.;

•	companies with 50% or more of their assets located in a country outside of the U.S.; and

•	companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using derivatives, such as futures, options, warrants, and forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. In investing the Portfolio’s assets, the Adviser follows a value investing style, focusing on the stocks that the Adviser believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include a low price-to-earnings ratio relative to the cost of capital and other intrinsic characteristics, a high yield relative to the market and financial strength. Stocks may be “undervalued” because they are part of an industry that is out of favor with investors generally. Even in those industries, individual companies may have high rates of earnings growth and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

The Portfolio may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Depositary Receipts Risk

Emerging Market Risk

Settlement Risk

•	Liquidity Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this portfolio because a different Adviser advised the Portfolio prior to December 12, 2003.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter: (% and time period)	Worst quarter: (% and time period)
36.24% (1999 4th Quarter)	–20.55% (2002 3rd Quarter)

70	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
36.26% (1999 4th Quarter)	–20.57% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Mercury International Value Portfolio — Class IA Shares*	%	%	%
EQ/Mercury International Value Portfolio — Class IB Shares	%	%	%
MSCI EAFE Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Mercury International Value Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Merrill Lynch Investment Managers International Limited (“MLIM International”), an affiliate of Fund Asset Management, L.P., 33 King William Street, London EC4R 9AS, England, serves as the Adviser to the Portfolio. MLIM International was organized as an investment adviser in 1981 and acts as adviser or sub-adviser to more than 50 U.S. and non-U.S. registered investment companies. MLIM International and its affiliates had approximately $            billion in investment company and other portfolio assets under management as of December 31, 2005.

A team of investment professionals that includes James A. MacMillan and Robert Weatherston is jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. MacMillan, the Portfolio’s senior portfolio manager, has been managing the Portfolio since December 2003. He has been a Managing Director of Merrill Lynch Investment Managers, L.P., (“MLIM”) since 2000 and was a Director from 1993 to 2000.

Mr. Weatherston has been a portfolio manager of the Portfolio since December 2003. He has been a Director of MLIM since 2005 and was a Vice President from 1999 to 2005.

Each portfolio manager has been a portfolio manager with MLIM and its affiliates for more than five years.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	71

Equity Portfolios (continued)

EQ/MFS Emerging Growth Companies Portfolio

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

•	early in their life cycle but have the potential to become major enterprises; or

•	are major enterprises which the Adviser believes have above-average growth prospects whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio’s investments may include securities traded in the over-the-counter markets.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser.

In addition, the Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including those in emerging markets, or in cash and cash equivalents.

The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns of the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
53.14% (1999 4th Quarter)	–28.43% (2001 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
53.01% (1999 4th Quarter)	–28.50% (2001 3rd Quarter)

72	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/MFS Emerging Growth Companies Portfolio — Class IA Shares*	%	%	%
EQ/MFS Emerging Growth Companies Portfolio — Class IB Shares	%	%	%
Russell 3000 Growth Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (November 24, 1998), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by the Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/MFS Emerging Growth Companies Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses*	%	%
*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2005, MFS had $         billion in assets under management.

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the Portfolio. Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001. Prior to that time he served as Vice President and Portfolio Manager at MFS. Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	73

Equity Portfolios (continued)

EQ/MFS Investors Trust Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Adviser considers the Portfolio’s overall prospects for appreciation as well as income in managing the Portfolio.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser’s large group of equity research analysts.

The Portfolio may invest up to, and including, 20% of its net assets in foreign securities, including those in emerging markets and depositary receipts, through which it may have exposure to foreign currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
13.47% (2003 2nd Quarter)	–15.36% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
13.47% (2003 2nd Quarter)	–15.37% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/MFS Investors Trust Portfolio — Class IA Shares*	%	%	%
EQ/MFS Investors Trust Portfolio — Class IB Shares	%	%	%
S&P 500 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.

74	About the investment portfolios	EQ Advisors Trust

†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/MFS Investors Trust Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Bos-ton, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2005, MFS had $         billion in assets under management.

The Portfolio is managed by a team of portfolio managers comprised of T. Kevin Beatty, a Vice President of MFS and Nicole M. Zatlyn, a Vice President of MFS. Mr. Beatty has been managing the Portfolio since 2004 and has been with MFS in the area of investment management since 2002. Prior to joining MFS, Mr. Beatty was an Equity Analyst and Sector Head at State Street Research Management Co. from 1999 to 2002. Ms. Zatlyn has been employed in the investment management area of MFS since 2001. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management from 1999 to 2001.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	75

Equity Portfolios (continued)

EQ/Montag & Caldwell Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio also may invest in equity securities of small- and mid-capitalization companies.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as warrants and securities convertible into common stock.

The Adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the Portfolio generally invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. Valuation is a key selection criterion. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities

•	Equity Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Growth Portfolio, a series of Enterprise Accumulation Trust) advised by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Growth Portfolio whose inception date is December 1, 1998, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
17.77% (1999 4th Quarter)	–15.53% (2001 1st Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.77% (1999 4th Quarter)	–15.53% (2001 1st Quarter)

76	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Montag & Caldwell Growth Portfolio — Class IA Shares*	%	%	%
EQ/Montag & Caldwell Growth Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Montag & Caldwell Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.15%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248, is the Adviser to the Portfolio. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $         billion as of December 31, 2005.

Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Portfolio and has more than 34 years’ experience in the investment industry. He has been President of Montag & Caldwell for more than 18 years.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	77

Equity Portfolios (continued)

EQ/Small Company Index Portfolio

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio’s ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are generally considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

•	Liquidity Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio’s performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to January 2, 2003.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
22.92% (2003 2nd Quarter)	–21.49% (2002 3rd Quarter)

78	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.95% (2003 2nd Quarter)	–21.52% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Small Company Index Portfolio — Class IA Shares*	%	%	%
EQ/Small Company Index Portfolio — Class IB Shares	%	%	%
Russell 2000 Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Small Company Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.85%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since January 2, 2003. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

The management of and investment decisions for the Portfolio are made by Alliance Capital’s Passive Equity Investment Team, which is responsible for management of all of Alliance Capital’s Passive Equity accounts. The Passive Equity Investment Team relies heavily on quantitative analysis. Judith DeVivo is primarily responsible for day-to-day management of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Midcap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined Alliance in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	79

Equity Portfolios (continued)

EQ/TCW Equity Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment.

The Portfolio also may invest in equity securities of small- and mid-capitalization companies. In addition, the Portfolio may invest up to 20% of its assets in foreign securities, provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts (“ADRs”) or European Depositary Receipts (“EDRs”) listed on a domestic securities exchange or traded in the United States over-the-counter market.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

The Adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser generally selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Adviser may sell a security for a variety of reasons, including to invest in a company offering superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Convertible Securities Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Equity Portfolio, a series of Enterprise Accumulation Trust) advised by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Equity Portfolio whose inception date is August 1, 1988, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
26.57% (2001 4th Quarter)	–26.32% (2001 3rd Quarter)

80	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
26.57% (2001 4th Quarter)	–26.32% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/TCW Equity Portfolio — Class IA Shares*	%	%	%
EQ/TCW Equity Portfolio — Class IB Shares	%	%	%
Russell 1000 Growth Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/TCW Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolios expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares .

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Adviser to the Portfolio. TCW was founded in 1971 and as of December 31, 2005, TCW and its affiliated companies had approximately $         billion under management or committed to management.

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities are primarily responsible for the day-to-day management of the Portfolio. Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999.

EQ Advisors Trust	About the investment portfolios	81

Equity Portfolios (continued)

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities. From 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

82	About the investment portfolios	EQ Advisors Trust

EQ/UBS Growth and Income Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Portfolio also may invest in equity securities of small- and mid-capitalization companies. In seeking income, the Portfolio invests in stocks of dividend-paying companies.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as warrants and securities convertible into common stock.

The Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Growth and Income Portfolio, a series of Enterprise Accumulation Trust) advised by the Advisor using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Growth and Income Portfolio whose inception date is December 1, 1998, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
14.86% (1999 2nd Quarter)	–18.59% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	83

Equity Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.86% (1999 2nd Quarter)	–18.59% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/UBS Growth and Income Portfolio — Class IA Shares*	%	%	%
EQ/UBS Growth and Income Portfolio — Class IB Shares	%	%	%
Russell 1000 Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/UBS Growth and Income Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, is the Adviser to the Portfolio. UBS Global AM was formerly known as Brinson Advisers, Inc., which has provided investment counseling for over 50 years. As of December 31, 2005, assets under management were $         billion.

John Leonard, Thomas M. Cole, Thomas J. Digenan and Scott C. Hazen are the portfolio managers responsible for the day-to-day management of the Portfolio. John Leonard is a Managing Director and Head of North American Equities, has been for more than five years and is responsible for the construction of U.S. equity portfolios and the oversight of UBS Global AM’s Chicago-based strategy team. He has been with UBS Global AM as an investment professional since 1991. Mr. Leonard is the lead Portfolio Manager for the Portfolio and is responsible for allocating the Portfolio among the various managers and analysts. Thomas Cole is a Managing Director and Head of Research,

84	About the investment portfolios	EQ Advisors Trust

North American Core Equities and has held that position for more than five years. He is responsible for the direction and oversight of the research group of the North American core equities team. Mr. Cole joined UBS Global AM as an Investment Professional in 1985. Mr. Digenan is an Executive Director and North American Equity Strategist. He participates in the analysis and development of U.S. equity portfolios. Mr. Digenan joined UBS Global AM as an Investment Professional in 1993. He has been a North American Equities Strategist since 2001 and prior thereto served as an Executive Director and President, Mutual Funds from 1993 to 2001. Mr. Hazen, an Executive Director and North American Equity Strategist since 2004, participates in the analysis and development of U.S. Equity Portfolios. He joined UBS Global AM in 1992 as an Investment Professional.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	85

Equity Portfolios (continued)

EQ/Van Kampen Comstock Portfolio

INVESTMENT OBJECTIVE: Capital growth and income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of small, medium and large market capitalization. The Portfolio primarily invests in equity securities, but also may invest in preferred stocks and securities convertible into common and preferred stocks.

The Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Adviser to possess the potential for capital growth and income. The Adviser typically sells portfolio securities when its assessments of capital growth and income potential of such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers including emerging market securities and depositary receipts. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities as temporary investments. The Portfolio may also invest up to 5% of its net assets in convertible securities that are below investment grade. The Portfolio also may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Junk Bond or Lower Rated Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 29, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Van Kampen Comstock Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fee (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Operating Expenses	%	1.00%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example

86	About the investment portfolios	EQ Advisors Trust

does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM Inc. (which does business in certain instances using the name Van Kampen) is a direct subsidiary of Morgan Stanley. As of December 31, 2005, MSIM Inc. had $434 billion in assets under management.

The Multi-Cap Value team is responsible for the day-to-day management of the Portfolio. The current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Members of the team may change from time to time. Mr. Baker, the lead portfolio manager, is a Managing Director with Van Kampen. He has had portfolio management responsibilities at Van Kampen since he joined the firm in 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen. Mr. Leder joined Van Kampen in 1995 and has had portfolio management responsibilities since that time. Mr. Holt joined Van Kampen in 1999 and has had portfolio management responsibilities since that time.

The Statement of Additional Information provides addition information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	87

Equity Portfolios (continued)

EQ/Van Kampen Emerging Markets Equity Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries. Such equity securities may include common stocks, securities convertible into common stocks, preferred stocks, depositary receipts, rights and warrants.

The Portfolio is non-diversified which means that it may invest in a limited number of issuers. For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•	alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder-oriented management. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio may invest to a limited extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade (so-called “junk bonds”). The Portfolio also may invest, to a lesser extent, in equity securities of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bonds and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is August 20, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
49.75% (1999 4th Quarter)	–22.32% (1998 2nd Quarter)

88	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
49.97% (1999 4th Quarter)	–22.24% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Van Kampen Emerging Markets Equity Portfolio — Class IA Shares*	%	%	%
EQ/Van Kampen Emerging Markets Equity Portfolio — Class IB Shares	%	%	%
MSCI EMF Gross Dividend Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Van Kampen Emerging Markets Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses**	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM Inc. (which does business in certain instances using the name Van Kampen) is a direct subsidiary of Morgan Stanley. As of December 31, 2005 MSIM Inc. had $434 billion in assets under management.

The Portfolio is managed within the Advisers Emerging Markets team. Current members of the team include Narayan Ramachandran, Ruchir Sharma and Paul Psaila. Members of the team may change from time to time.

EQ Advisors Trust	About the investment portfolios	89

Equity Portfolios (continued)

Narayan Ramachandran is a Managing Director of MSIM Inc., and is the Portfolio’s co-lead portfolio manager. He has been managing the Portfolio since 2001 and has been with MSIM, Inc. as an Investment Professional since 1996.

Ruchir Sharma is a Managing Director of MSIM Inc., and is the Portfolio’s co-lead portfolio manager. He has managed the Portfolio since 1996 and has been with MSIM Inc. as an Investment Professional since                     .

Paul Psaila, an Executive Director of MSIM Inc., has managed the Portfolio since its inception and has been an Investment Professional with MSIM Inc. since 1994.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

90	About the investment portfolios	EQ Advisors Trust

EQ/Van Kampen Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE: Capital growth

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium-sized companies at the time of investment. The Portfolio primarily invests in equity securities including common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stock. Medium-sized companies are defined by reference to those companies represented in the Russell Midcap Index. The Portfolio also may invest in common stocks and other equity securities of small- and large-sized companies.

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser studies a company’s business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. Investment grade securities are rated BBB or higher by Standard & Poor’s or rated Baa or higher by Moody’s Investor Service, Inc. The Portfolio may also invest up to 5% of its net assets in convertible securities that are below in investment grade.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers including emerging market securities and depositary receipts. The Portfolio also may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency transactions, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may loose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Investment Grade Securities Risk

Junk Bond or Lower Rated Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 29, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Van Kampen Mid Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fee (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

EQ Advisors Trust	About the investment portfolios	91

Equity Portfolios (continued)

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM Inc. (which does business in certain instances using the name Van Kampen) is a direct subsidiary of Morgan Stanley. As of December 31, 2005 MSIM Inc. had $434 billion in assets under management.

The U.S. Growth team is responsible for the day-to-day management of the Portfolio. The current members of the team include Dennis Lynch, David Cohen, Sam Chainani and Alexander Norton. Members of the team may change from time to time. Mr. Lynch is a Managing Director with Van Kampen. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years. Mr. Cohen is an Executive Director with Van Kampen. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years. Mr. Chainani is an Executive Director with Van Kampen. He joined the firm in 1996 and has had portfolio management responsibilities since 2004. Prior to that time Mr. Chainani was an Analyst with Van Kampen. Mr. Norton is a Managing Director with Van Kampen. He joined the firm in 2000 and has had portfolio management responsibility since July 2005. Prior to that time Mr. Norton was an Analyst with Van Kampen.

The Statement of Additional Information provides addition information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

92	About the investment portfolios	EQ Advisors Trust

EQ/Wells Fargo Montgomery Small Cap Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is an actively managed diversified Portfolio that invests primarily in the common stocks of U.S. companies that the Adviser believes have a potential for above-average growth. The Portfolio principally invests in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in small capitalization securities.

The Adviser’s investment strategy is focused on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

The Portfolio may engage in options transactions, including options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value. The Portfolio also may invest in illiquid securities and privately issued securities. The Adviser engages in active and frequent trading of portfolio securities in seeking to achieve the Portfolio’s investment objective. The Portfolio may also borrow money for leveraging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Leveraging Risk

•	Liquidity Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for 2005, the Portfolio’s first calendar year of operations. The inception date for this Portfolio is October 1, 2004. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% (2005 Quarter)	% (2005 Quarter)

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
% (2005 Quarter)	% (2005 Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Wells Fargo Montgomery Small Cap Portfolio — Class IA Shares	%	%
EQ/Wells Fargo Montgomery Small Cap Portfolio — Class IB Shares	%	%
Russell 2000 Growth†	%	%
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Wells Fargo Montgomery Small Cap Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses**	%	%
*

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do

EQ Advisors Trust	About the investment portfolios	93

Equity Portfolios (continued)

not exceed 1.30%. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolios expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005 were % for Class IA shares and % for Class IB shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Wells Capital Management Inc. (“Wells Capital Management”), 525 Market Street, San Francisco, CA 94105. Wells Capital Management is the Adviser to the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2005, Wells Capital Management managed assets aggregating in excess of $         billion.

Jerome “Cam” Philpott and Stuart Roberts are primarily responsible for the day-to-day management of the Portfolio. Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team.

Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management, which he joined in 1990. He has specialized in small-cap growth investments since 1983.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

94	About the investment portfolios	EQ Advisors Trust

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities.

The Portfolio’s investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years. In some cases, the Adviser’s calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates in the mortgage-backed or asset-backed securities and foreign and domestic interest rates).

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser’s assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio also may purchase debt securities of non-government issuers that own mortgages. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

For purposes of this Portfolio, U.S. Government securities include:

•	U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

•	U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

•	U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

•	“Ginnie Maes”: Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

•	“Fannie Maes”: The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA’s right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	“Freddie Macs”: The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government, issues participation certificates (“PCs”) which represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. These securities are not backed by the full faith and credit of the U.S. Government.

•	“Sallie Maes”: The Student Loan Marketing Association (“SLMA”) is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are not issued by the U.S. Government and are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in “zero coupon” U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such

EQ Advisors Trust	About the investment portfolios	95

Fixed Income Portfolios (continued)

stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

Guarantees associated with U.S. Government Securities guarantee only the payment of principal at maturity and interest when due, and do not guarantee the securities’ yield or value or the yield or value of the Portfolio’s shares.

The Portfolio may also purchase collateralized mortgage obligations (“CMOs”) issued by non-governmental issuers and securities issued by real estate mortgage investment conduits (“REMICs”), but only if they are collateralized by U.S. Government securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance.

The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) advised using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
4.90% (2001 3rd Quarter)	–2.43% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
4.83% (2001 3rd Quarter)	–2.35% (2004 2nd Quarter)

96	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Alliance Intermediate Government Securities Portfolio — Class IA Shares	%	%	%
EQ/Alliance Intermediate Government Securities Portfolio — Class IB Shares*	%	%	%
Lehman Brothers Intermediate Government Bond Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Intermediate Government Securities Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under management.

Kewjin Yuoh, Vice President and Portfolio Manager at Alliance Capital is responsible for day-to-day management of the Portfolio. Mr. Yuoh joined Alliance Capital in 1993 as a Vice President and has had portfolio management responsibilities for the past five years.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

EQ Advisors Trust	About the investment portfolios	97

Fixed Income Portfolios (continued)

EQ/Alliance Quality Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s or BBB by S&P), or in unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s and S&P).

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income.

The portfolio may invest in foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank.

The portfolio may invest up to 20% of total assets in non-US dollar denominated securities.

The portfolio may invest up to 5% of total asset in securities of developing countries (referred to as emerging market debt), whether denominated in US dollars or local currency.

The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon and pay-in-kind securities, collateralized mortgage obligations, asset-backed securities, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon and Pay-in Kind Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) advised by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond

98	About the investment portfolios	EQ Advisors Trust

Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–2.37% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
6.05% (1995 2nd Quarter)	–2.39% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Alliance Quality Bond Portfolio — Class IA Shares	%	%	%
EQ/Alliance Quality Bond Portfolio — Class IB Shares*	%	%	%
Lehman Brothers Aggregate Bond Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Alliance Quality Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2005, Alliance Capital had approximately $         billion in assets under

management.

EQ Advisors Trust	About the investment portfolios	99

Fixed Income Portfolios (continued)

The management of and investment decisions for the Portfolio are made by the U.S. Investment-Grade: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of Alliance’s large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Investment-Grade: Core Fixed Income accounts, Alison M. Martier, Senior Vice President, Director — US Core Fixed Income and a member of the U.S. Investment-Grade: Core Fixed Income Team, is primarily responsible for day-to-day management of, and has oversight and trading responsibilities for, the Portfolio. Ms. Martier joined Alliance in 1993 and has been a fixed asset portfolio manager since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

100	About the investment portfolios	EQ Advisors Trust

EQ/Caywood-Scholl High-Yield Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to maximize current income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B- to BB+ by Standard & Poor’s Corporation (“S&P”), which are commonly known as “junk bonds.”

The Portfolio generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the Adviser have characteristics of such lower-grade bonds). If an investment is downgraded to Ca or lower or CC or lower after its purchase by the Portfolio, the Adviser has discretion to hold or liquidate the security. Subject to these restrictions, under normal circumstances, up to 20% of the Portfolio’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the Adviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The subadviser actively manages the Portfolio’s duration based on the subadviser’s view of the market and interest rates. The Portfolio may invest in securities of any maturity. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates. The Portfolio may have a high portfolio turnover rate in excess of 100%.

The Adviser utilizes a top-down approach that seeks to identify industries and companies that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Adviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Fixed Income Risk

Credit Risk

Interest Rate Risk

Junk Bonds or Lower Rated Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise High-Yield Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise High-Yield Portfolio whose inception date is November 18, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
7.66% (2003 2nd Quarter)	–5.16% (1998 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	101

Fixed Income Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
7.66% (2003 2nd Quarter)	–5.16% (1998 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Caywood-Scholl High-Yield Bond Portfolio — Class IA Shares*	%	%	%
EQ/Caywood-Scholl High-Yield Bond Portfolio — Class IB Shares	%	%	%
Merrill Lynch High Yield Master Cash Pay Corporate Index†	%	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Caywood-Scholl High-Yield Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Caywood-Scholl Capital Management (“Caywood-Scholl”) 4350 Executive Drive, Suite 125, San Diego, California 92121, is the Adviser to the Portfolio. Caywood-Scholl has provided investment advice with respect to high-yield, low grade fixed income instruments since 1986. As of December 31, 2005, assets under management for all clients are approximately $1.4 billion.

James Caywood, Managing Director and Chief Executive Officer; Eric Scholl, Managing Director and President; and Tom Saake, Managing Director, are responsible for the day-to-day management of the Portfolio. Mr. Caywood has more than 37 years’ investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Executive Officer and has held those positions since that time. Eric Scholl joined Caywood-Scholl in 1992 as partner and President. He has been Managing Director since                     . Tom Saake has served as a Portfolio Manager with Caywood-Scholl since 1996 and Managing Director since                     . He has over 15 years’ experience with the firm.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

102	About the investment portfolios	EQ Advisors Trust

EQ/Evergreen International Bond Portfolio

INVESTMENT OBJECTIVE: Seeks capital growth and current income.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio may invest up to 35% of its assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser to be of comparable quality) (“junk bonds”). The Portfolio normally will invest in at least three countries and generally does not invest more than 5% of its assets in debt obligations or similar securities denominated in the currencies of developing countries.

The Portfolio generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond and provides an indication of the expected change in value of the bond due to changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond with a high (long) duration is more sensitive.

The Adviser makes its country selection and currency decisions for the Portfolio based on its own fundamental research and advanced analytical systems. In choosing investments, the Adviser searches for the best values on securities that meet the Portfolio’s credit and maturity requirements. Bonds selected for inclusion in the Portfolio are continually monitored to assure they meet the Adviser’s standards. The Adviser may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Portfolio may enter into foreign currency exchange contracts for a variety of purposes, including to gain exposure to foreign markets in which the Portfolio is underweighted, to hedge the value of its investments or to control risk. The Portfolio also may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Portfolio may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. The Portfolio also may invest up to 15% of its net assets in illiquid securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in fixed income securities, therefore, its performance may go up or down depending on general debt market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Investment Strategies.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Liquidity Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is October 17, 2005. Information about fund performance is not provided because the fund does not have returns for a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Evergreen International Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers provided that the payments or waivers are reimbursed within three or five years, as applicable, of the

EQ Advisors Trust	About the investment portfolios	103

Fixed Income Portfolios (continued)

payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$

WHO MANAGES THE PORTFOLIO

Evergreen Investment Management Company, LLC (“Evergreen”), 200 Berkeley Street, Boston, Massachusetts, 02116, is the Adviser to the Portfolio. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2005, Evergreen had approximately $         billion in assets under management.

The Portfolio is managed by a team of fixed income portfolio management professionals from Evergreen’s Customized Fixed Income team, with team members responsible for various sectors.

Anthony Norris and Peter Wilson have primary responsibility for the day-to-day management of the Portfolio. Mr. Norris is Managing Director of Research, Chief Investment Officer and a senior portfolio manager at Evergreen International Advisers, Inc. (“Evergreen International”), a division of Evergreen. He joined Evergreen International in 1990 and has had portfolio management responsibilities since that time. Mr. Wilson is Managing Director, Chief Operating Officer and a senior portfolio manager at Evergreen International. He joined Ever green International in 1989 and has had the portfolio management responsibilities since that time.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

104	About the investment portfolios	EQ Advisors Trust

EQ/Government Securities Portfolio

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.

THE INVESTMENT STRATEGY

The Portfolio invests in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, will be invested in such securities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees.

Specific securities in the Portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years and an effective duration between 2 and 4 years. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Fixed Income Risk

Interest Rate Risk

Mortgage-Backed Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 2, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (MONY Government Securities Portfolio, a series of the MONY Series Fund, Inc.) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the MONY Government Securities Portfolio whose inception date is May 1, 1991, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–1.18% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
4.00% (1995 2nd Quarter)	–1.26% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Government Securities Portfolio — Class IA Shares	%	%	%
EQ/Government Securities Portfolio — Class IB Shares*	%	%	%
Lehman Brothers Intermediate U.S. Government Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (July 9, 2004), performance information shown is the performance of the shares of the predecessor portfolio adjusted to reflect the 12b-1 fees paid by Class IB Shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	105

Fixed Income Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Government Securities Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisers (“Mercury”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury was organized as an investment adviser in 1997 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates, including Merrill Lynch Investment Managers, L.P., had approximately $            million in investment company and other portfolio assets under management as of December 31, 2005. This amount included assets managed for Merrill Lynch affiliates. Mercury has been the Adviser to the Portfolio since December 1, 2005.

The management of and investment decisions for the Portfolio are made by Todd A. Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors, Inc.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

106	About the investment portfolios	EQ Advisors Trust

EQ/Intermediate Term Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations.

THE INVESTMENT STRATEGY

The Portfolio invests in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, will be invested in such securities.

All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase.

Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years and an effective duration between 2 and 4 years. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

•	Liquidity Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 2, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (MONY Intermediate Term Bond Portfolio, a series of the MONY Series Fund, Inc.) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the MONY Intermediate Term Bond Portfolio whose inception date is March 1, 1985, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–2.62% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
4.91% (1995 2nd Quarter)	–2.70% (2004 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	107

Fixed Income Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Intermediate Term Bond Portfolio — Class IA Shares	%	%	%
EQ/Intermediate Term Bond Portfolio — Class IB Shares*	%	%	%
Lehman Brothers Intermediate Government/Credit Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (July 9, 2004), performance information shown is the performance of the shares of the predecessor portfolio adjusted to reflect the 12b-1 fees paid by Class IB Shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Intermediate Term Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisers (“Mercury”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury was organized as an investment adviser in 1997 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates, including Merrill Lynch Investment Managers, L.P., had approximately $            million in investment company and other portfolio assets under management as of December 31, 2005. This amount included assets managed for Merrill Lynch affiliates. Mercury has been the Adviser to the Portfolio since December 1, 2005.

The management of and investment decisions for the Portfolio are made by Todd A. Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors, Inc.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

108	About the investment portfolios	EQ Advisors Trust

EQ/JPMorgan Core Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s or, if unrated, securities of similar quality as determined by the Adviser. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Adviser actively manages the Portfolio’s duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser’s view of the market and interest rates. The Adviser also actively allocates the Portfolio’s assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset–backed securities, mortgage-related securities and direct mortgage obligations. The overall duration of the portfolio will generally be within one year of the duration of the Lehman Brothers Aggregate Bond Index, the Portfolio’s benchmark (currently 3-6 years). The Portfolio may also use futures contracts to change the duration of the Portfolio’s bond holdings. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries. The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-backed Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter: (% and time period)	Worst quarter: (% and time period)
4.66% (1998 3rd Quarter)	–2.58% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
4.72% (1998 3rd Quarter)	–2.58% (2004 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	109

Fixed Income Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/JPMorgan Core Bond Portfolio — Class IA Shares*	%	%	%
EQ/JPMorgan Core Bond Portfolio — Class IB Shares	%	%	%
Lehman Brothers Aggregate Bond Index†	%	%	%
*	For periods prior to the date Class IA shares commenced operations (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/JPMorgan Core Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver Expense Reimbursement*	%	—%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.80%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursement arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

J.P. Morgan Investment Management Inc. (“JPMorgan”), 522 Fifth Avenue, New York, New York 10036. JPMorgan has been the Adviser to the Portfolio since it commenced operations. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2005, JPMorgan and its affiliates had $846.9 billion in assets under management.

The Portfolio is managed by a team of investment professionals comprised of the following:

Timothy N. Neumann, Managing Director, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies. He works with the Macro team and Sector teams to deliver account-specific portfolio strategy. Mr. Neumann has been a portfolio manager with J.P. Morgan since 1997 and a Managing Director since                     .

Ronald Arons, Vice President, is the lead portfolio manager for Core Investment Grade Strategies, and is responsible for formulating investment strategy and risk management for the Portfolio. He has been a portfolio manager with J.P. Morgan since 1994 and a Vice President since                    .

Jeffrey J. Jackman, Vice President, is a portfolio manager in the U.S. Fixed Income Portfolio Management Group. Mr. Jackman has been a portfolio manager with J. P. Morgan for more than five years and a Vice President since                    .

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

110	About the investment portfolios	EQ Advisors Trust

EQ/Long Term Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.

THE INVESTMENT STRATEGY

The Portfolio invests in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, will be invested in such securities.

All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase.

Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years and an effective duration between 8 and 15 years.

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

•	Liquidity Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 2, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (MONY Long Term Bond Portfolio, a series of The MONY Series Fund, Inc.) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise MONY Long Term Bond Portfolio whose inception date is March 20, 1985, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–6.29% (1996 1st Quarter)

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
10.73% (1995 2nd Quarter)	–6.39% (1996 1st Quarter)

EQ Advisors Trust	About the investment portfolios	111

Fixed Income Portfolios (continued)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Long Term Bond Portfolio — Class IA Shares	%	%	%
EQ/Long Term Bond Portfolio — Class IB Shares*	%	%	%
Lehman Brothers Long Government/Credit Index†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (July 9, 2004), performance information shown is that of the predecessor portfolio adjusted to reflect the 12b-1 fees paid by Class IB Shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Long Term Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	—%
Net Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursement arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisers (“Mercury”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury was organized as an investment adviser in 1997 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates, including Merrill Lynch Investment Managers, L.P., had approximately $            million in investment company and other portfolio assets under management as of December 31, 2005. This amount included assets managed for Merrill Lynch affiliates. Mercury has been the Adviser to the Portfolio since December 1, 2005.

The management of and investment decisions for the Portfolio are made by Todd A. Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors, Inc.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

112	About the investment portfolios	EQ Advisors Trust

EQ/Money Market Portfolio

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”);

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•	commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•	corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

THE PRINCIPAL RISKS

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Banking Industry Sector Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

•	Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to June 10, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio

EQ Advisors Trust	About the investment portfolios	113

Fixed Income Portfolios (continued)

whose inception date is July 13, 1981, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
1.62% (2000 4th Quarter)	0.10% (2004 1st Quarter)
The Portfolio’s 7-day yield for the quarter ended December 31, 2005 was % and the effective yield was %.

Calendar Year Annual Total Returns — Class IB*

Best quarter (% and time period)	Worst quarter (% and time period)
1.52% (2000 3rd Quarter)	0.08% (2003 4th Quarter)
The Portfolio’s 7-day yield for the quarter ended December 31, 2005 was % and the effective yield was %.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio — Class IA Shares	%	%	%
EQ/Money Market Portfolio — Class IB Shares*	%	%	%
3-Month Treasury Bill†	%	%	%
*	For periods prior to the date the Class IB shares commenced operations (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10106, is the Adviser to the Portfolio. Dreyfus was founded in 1951 and currently manages approximately 200 mutual fund portfolios. As of December 31, 2005, Dreyfus had approximately $     billion in assets under management.

114	About the investment portfolios	EQ Advisors Trust

EQ/PIMCO Real Return Portfolio

INVESTMENT OBJECTIVE: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

THE INVESTMENT STRATEGY

The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” and for purposes of this Portfolio rated B or higher by Moody’s or S&P or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio may also invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

Futures and Options Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Leveraging Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because the Portfolio was advised using a different investment objective and investment strategy prior to May 1, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Total Return Portfolio, a series of Enterprise Accumulation Trust) managed by the Adviser using investment objectives and strategy, which differ from those used by the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Total Return Portfolio whose inception date is January 24, 2002, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class 1A*

Best quarter (% and time period)	Worst quarter (% and time period)
3.13% (2004 3rd Quarter)	–2.36% (2004 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	115

Fixed Income Portfolios (continued)

Calendar Year Annual Total Returns — Class 1B

Best quarter (% and time period)	Worst quarter (% and time period)
3.13% (2004 3rd Quarter)	–2.36% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/PIMCO Real Return Portfolio — Class IA Shares*	%	%
EQ/PIMCO Real Return Portfolio — Class IB Shares	%	%
Lehman U.S. Tips Index†	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/PIMCO Real Return Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2005, assets under management were $594.1 billion.

John B. Brynjolfsson, CFA is responsible for the day-to-day management of the Portfolio. He is a Managing Director and a Portfolio Manager of PIMCO. He joined PIMCO as an investment professional in 1989 and has had portfolio management experience for more than five years.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

116	About the investment portfolios	EQ Advisors Trust

EQ/Short Duration Bond Portfolio

INVESTMENT OBJECTIVE: Seeks current income with reduced volatility of principal.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

The Portfolio intends to invest only in investment grade fixed income securities and seeks to maintain a minimum average credit quality rating of “A” by Moody’s or S&P in its portfolio. The Portfolio will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers.

The Portfolio seeks to maintain a high level of share price stability by keeping the average duration of the overall portfolio between one year and three years. The Portfolio may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Portfolio will range from one to four years. The Portfolio may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Portfolio may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Portfolio’s exposure to investment risks.

In choosing investments, the Adviser searches for the best values on securities that meet the Portfolio’s credit and maturity requirements. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for the calendar years indicated and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 2, 2005.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Short Duration Portfolio, a series of Enterprise Accumulation Trust) advised using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor to the Enterprise Short Duration Portfolio whose inception date is May 1, 2003, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA*

Best quarter (% and time period)	Worst quarter (% and time period)
1.20% (2004 1st Quarter)	–0.79% (2004 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	117

Fixed Income Portfolios (continued)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.20% (2004 1st Quarter)	–0.79% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Short Duration Bond Portfolio — Class IA Shares*	%	%
EQ/Short Duration Bond Portfolio — Class IB Shares	%	%
Lehman 1-3 year Government Credit Index†	%	%
*	For periods prior to the date the Class IA shares commenced operations (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Short Duration Bond Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		0.25%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement*	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisers (“Mercury”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury was organized as an investment adviser in 1997 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates, including Merrill Lynch Investment Managers, L.P., had approximately $         million in investment company and other portfolio assets under management as of December 31, 2005. This amount included assets managed for Merrill Lynch affiliates. Mercury has been the Adviser to the Portfolio since December 1, 2005.

The management of and investment decisions for the Portfolio are made by Todd A. Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors, Inc.

The Statement of Additional Information provides additional information about the Adviser, the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolio to the extent applicable.

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2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that AXA Equitable’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Security Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

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Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

Credit Risk: The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. In addition, when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind

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securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Focused Portfolio Risk: Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect a Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Portfolio may be subject to the following risks associated with investing in foreign securities:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly form those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Depositary Receipts: A Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique

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management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Index-Fund Risk: The EQ/Equity 500 Index and EQ/Small Company Index Portfolios invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Money Market Portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio’s yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Non-Diversification Risk: The EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Lazard Small Cap Value Portfolio, the EQ/Legg Mason Value Equity Portfolio, the EQ/Van Kampen Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio are classified as “non-diversified” investment companies, which means that the proportion of each Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Turnover Risk: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” compares each Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

The Lehman Brothers Intermediate U.S. Government Index represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $100 million outstanding.

The Lehman Brothers Intermediate Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt securities including government and corporate securities with maturities between one and ten years.

The Lehman Brothers Long Government/Credit Bond Index is an unmanaged benchmark representing the long-term, investment- grade U.S. bond market.

The Lehman U.S. Tips Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities Market.

Lehman 1-3 Year Government Credit Index is an unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Merrill Lynch High Yield Master Cash Pay Corporate Index is an unmanaged index that measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE”) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

The MSCI EMF (Emerging Markets Free) Gross Dividend IndexSM (“MSCI EMF”) is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

The Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

The Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

The Russell 2000® Index (“Russell 2000”) is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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The Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 16% of the total market capitalization of the Russell 3000.

The Russell 2500™ Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Mid Cap® Index (“Russell Mid Cap”) is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents about 25% of the total market capitalization of the Russell 1000.

The Russell Mid Cap® Value Index (“Russell Mid Cap Value”) is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2005 of about $     billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

65% S&P 500 Index/35% Lehman Aggregate Bond/5% 3-month T-Bill is made up 65% by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion or the United States stock market, 35% by the Lehman Aggregate Bond Index, which is an index comprised of the U.S. investment-grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and “Yankee” bonds (U.S. dollar-denominated bonds issued outside the United States, and 5% 3-month T-Bill.

“Blended” performance numbers (e.g. 65% S&P 500 Index/35% Lehman Aggregate Bond/5% 3-month T-Bill) assume a static mix of the indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

3-Month Treasury Bill. A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About The Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA and Class IB shares of fifty-two (52) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. When a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the Advisers is available in the Trust’s Annual Report to Shareholders dated December 31, 2005, unless otherwise noted. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and investment advisory agreement with Lord Abbett & Co. LLC with respect to the EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio and EQ/Lord Abbett Mid Cap Value Portfolio and with Morgan Stanley Investment Management Inc. with respect to the EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio and to approve the investment advisory agreements with The Dreyfus Corporation with respect to the EQ/Money Market Portfolio, Bridgeway Capital Management, Inc. with respect to the EQ/Calvert Socially Responsible Portfolio, Lazard Asset Management LLC with respect to the EQ/Lazard Small Cap Value Portfolio is available in the Trust’s Semi-Annual Report to Shareholders date June 30, 2005. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreements with Bear Stearns Asset Management Inc. with respect to the EQ/Bear Stearns Small Company Growth Portfolio, Capital Guardian Trust Company with respect to the EQ/Capital Guardian Growth Portfolio and J.P. Morgan Investment Management Inc. with respect to the EQ/JPMorgan Value Opportunities Portfolios is available in the Trust’s SAI.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2005 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2005 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

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Management Fees Paid by the Portfolios in 2005

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/Alliance Common Stock	%	%
EQ/Alliance Growth and Income	%	%
EQ/Alliance Intermediate Government Securities	%	%
EQ/Alliance International	%	%
EQ/Alliance Large Cap Growth	%	%
EQ/Alliance Quality Bond	%	%
EQ/Alliance Small Cap Growth	%	%
EQ/Ariel Appreciation II*	%	%
EQ/Bear Stearns Small Company Growth	%	%
EQ/Bernstein Diversified Value	%	%
EQ/Boston Advisors Equity Income	%	%
EQ/Calvert Socially Responsible	%	%
EQ/Capital Guardian Growth	%	%
EQ/Capital Guardian International	%	%
EQ/Capital Guardian Research	%	%
EQ/Capital Guardian U.S. Equity	%	%
EQ/Caywood-Scholl High-Yield Bond	%	%
EQ/Equity 500 Index	%	%
EQ/Evergreen International Bond*	%	%
EQ/Evergreen Omega	%	%
EQ/FI Mid Cap	%	%
EQ/FI Mid Cap Value	%	%
EQ/GAMCO Mergers and Acquisitions	%	%
EQ/GAMCO Small Company Value	%	%
EQ/Government Securities	%	%
EQ/Intermediate Term Bond	%	%
EQ/International Growth	%	%
EQ/JPMorgan Core Bond	%	%
EQ/JPMorgan Value Opportunities	%	%
EQ/Janus Large Cap Growth	%	%
EQ/Lazard Small Cap Value	%	%
EQ/Legg Mason Value Equity*	%	%
EQ/Long Term Bond	%	%
EQ/Lord Abbett Growth and Income*	%	%
EQ/Lord Abbett Large Cap Core*	%	%
EQ/Lord Abbett Mid Cap Value*	%	%
EQ/Marsico Focus	%	%
EQ/Mercury Basic Value Equity	%	%
EQ/Mercury International Value	%	%
EQ/MFS Emerging Growth Companies	%	%
EQ/MFS Investors Trust	%	%
EQ/Money Market	%	%
EQ/Montag & Caldwell Growth	%	%
EQ/PIMCO Real Return	%	%
EQ/Short Duration Bond	%	%
EQ/Small Company Index	%	%
EQ/TCW Equity	%	%
EQ/UBS Growth and Income	%	%
EQ/Van Kampen Comstock*	%	%
EQ/Van Kampen Emerging Markets Equity	%	%
EQ/Van Kampen Mid Cap Growth*	%	%
EQ/Wells Fargo Montgomery Small Cap	%	%
*	Annualized

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a fee at an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion of total Trust’s average daily net assets and 0.975% of the total Trust average daily net assets in excess of $30 billion, plus $30,000 for each Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares
EQ/Alliance International†	0.85%	1.10%
EQ/Alliance Large Cap Growth†	0.80%	1.05%
EQ/Ariel Appreciation II†	0.90%	1.15%
EQ/Bernstein Diversified Value	0.70%	0.95%
EQ/Bear Stearns Small Company Growth†	1.05%	1.30%
EQ/Boston Advisors Equity Income†	0.80%	1.05%
EQ/Calvert Socially Responsible†	0.80%	1.05%
EQ/Capital Guardian Growth	0.70%	0.95%
EQ/Capital Guardian International†	0.95%	1.20%
EQ/Capital Guardian Research†	0.70%	0.95%
EQ/Capital Guardian U.S. Equity†	0.70%	0.95%
EQ/Caywood-Scholl High-Yield Bond†	0.60%	0.85%
EQ/Evergreen International Bond†	0.90%	1.15%
EQ/Evergreen Omega	0.70%	0.95%
EQ/FI Mid Cap†	0.75%	1.00%

126	Management of the Trust	EQ Advisors Trust

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares
EQ/FI Mid Cap Value	0.85%	1.10%
EQ/GAMCO Mergers and Acquisitions†	1.20%	1.45%
EQ/GAMCO Small Company Value†	1.05%	1.30%
EQ/Government Securities†	0.75%	1.00%
EQ/Intermediate Term Bond†	0.75%	1.00%
EQ/International Growth†	1.30%	1.55%
EQ/JPMorgan Core Bond	0.55%	0.80%
EQ/JPMorgan Value Opportunities	0.70%	0.95%
EQ/Janus Large Cap Growth†	0.90%	1.15%
EQ/Lazard Small Cap Value	0.85%	1.10%
EQ/Legg Mason Value Equity†	0.75%	1.00%
EQ/Long Term Bond†	0.75%	1.00%
EQ/Lord Abbett Growth and Income†	0.75%	1.00%
EQ/Lord Abbett Large Cap Core†	0.75%	1.00%
EQ/Lord Abbett Mid Cap Value†	0.80%	1.05%
EQ/Marsico Focus†	0.90%	1.15%
EQ/Mercury Basic Value Equity	0.70%	0.95%
EQ/Mercury International Value	1.00%	1.25%
EQ/MFS Investors Trust	0.70%	0.95%
EQ/Montag & Caldwell Growth†	0.90%	1.15%
EQ/PIMCO Real Return†	0.40%	0.65%
EQ/Short Duration Bond†	0.40%	0.65%
EQ/Small Company Index	0.60%	0.85%
EQ/TCW Equity†	0.90%	1.15%
EQ/UBS Growth and Income†	0.80%	1.05%
EQ/Van Kampen Comstock†	0.75%	1.00%
EQ/Van Kampen Emerging Markets Equity	1.55%	1.80%
EQ/Van Kampen MidCap Growth†	0.90%	1.05%
EQ/Wells Fargo Montgomery Small Cap†	1.05%	1.30%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within five years (or three years for certain Portfolios, as indicated by a “†” in the above table) of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Evergreen Investment Management Company LLC (“EIMC”)

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. EIMC has reimbursed two funds for amounts representing what EIMC calculated to be the client’s or portfolio manager’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s or portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of the EQ/Evergreen International Bond Portfolio, EQ/Evergreen Omega Portfolio or on EIMC’s ability to provide services to the Portfolio.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the EQ/Evergreen Omega Portfolio or the EQ/Evergreen International Bond Portfolio, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Portfolio shares, which could increase Portfolio transaction costs or operating expenses, or have other adverse consequences on the Portfolio.

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Janus Capital Management LLC (“Janus Capital”)

In the fall of 2003, the Securities and Exchange Commission (‘‘SEC’’), the Office of the New York State Attorney General (‘‘NYAG’’), the Colorado Attorney General (‘‘COAG’’), and the Colorado Division of Securities (‘‘CDS’’) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the ‘‘Court’’) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (‘‘JIF’’), Janus Aspen Series (‘‘JAS’’), Janus Adviser Series (‘‘JAD’’), Janus Distributors LLC, Enhanced Investment Technologies, LLC (‘‘INTECH’’), Bay Isle Financial LLC (‘‘Bay Isle’’), Perkins, Wolf, McDonnell and Company, LLC (‘‘Perkins’’), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the 1940 Act. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the ‘‘market timing’’ actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the EQ/Janus Large Cap Growth Portfolio.

Pacific Investment Management Company, LLC (“PIMCO”)

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

128	Management of the Trust	EQ Advisors Trust

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the PIMCO Funds, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and various Trustees of those Funds, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds, and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds, and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees of those Funds, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds, or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

PIMCO has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the 1940 Act, if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the EQ/PIMCO Real Return Portfolio. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s ability to perform its investment advisory or services relating to the Portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

EQ Advisors Trust	Management of the Trust	129

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fee equals 0.25% of each Portfolio’s average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

130	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Such activity may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, a Portfolio may have to sell Portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., EQ/Alliance International, EQ/Capital Guardian International, EQ/Evergreen International Bond, EQ/International Growth, EQ/Mercury International and EQ/Van Kampen Emerging Markets Equity) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Portfolio’s other shareholders or would disrupt the management of the Portfolio.

The Trust’s Board has adopted certain procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on AXA Equitable’s ability to monitor and detect potentially disruptive activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent purchases and redemptions activity while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s purchases and redemptions patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

AXA Equitable currently considers transfers into and out of (or vice versa) a Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially

EQ Advisors Trust	Buying and selling shares	131

disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

132	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value). All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities – shares of open-end mutual funds held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

EQ Advisors Trust	How portfolio shares are priced	133

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company that satisfies those requirements is not taxed at the entity (Portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends each Portfolio will be operated to have no federal tax liability, if any Portfolio does have federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance and annuity contracts. If a Portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

134	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a Portfolio’s shareholders of profits earned from selling securities in that Portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to- earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	135

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares for each of the Portfolios. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB for each of the Portfolios shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

136	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the Portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2006 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2006

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Enterprise Moderate Allocation

*	This Portfolio may not be available in your variable life or annuity product. Please consult your product prospectus to see if the Portfolio is available under your contract.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Class IA and Class IB Allocation

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA and Class IB shares of the EQ/Enterprise Moderate Allocation Portfolio of the Trust. The Portfolio is a diversified Portfolio. Information on the Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of this Prospectus. The investment objective of the Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to (1) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies; and (2) The Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolio that may be available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to the Portfolio. The day-to-day management of the Portfolio is provided by the Manager. Information regarding the Manager is included under “Management of the Trust — The Manager” in this Prospectus.

The co-distributors of the Portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Portfolio, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolio

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

•	A description of each of the principal risks and of the benchmarks of the Portfolio is included in the section “More Information on Principal Risks and Benchmarks and the Underlying Portfolios,” which follows the description of the Portfolio in this section of the Prospectus. In addition, the investment objective, principal investment strategy and a list of the principal investment risks of each of the Underlying Portfolios is included in the section “More Information on Principal Risks and Benchmarks and the Underlying Portfolios — Information Regarding the Underlying Portfolios”.

•	Additional information concerning the Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

EQ/Enterprise Moderate Allocation Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation and current income.

THE INVESTMENT STRATEGY

The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. AXA Equitable, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 50% of its assets in equity investments and 50% in fixed income investments through investments in Underlying Portfolios. This asset allocation target may be changed by the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, AXA Equitable also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Supplement, the term “asset category” refers to specific types of securities within each asset class (e.g., large cap equity securities, small/mid cap equity securities, investment grade bonds and high yield bonds). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. AXA Equitable may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset category. The target allocation to investment grade and high yield fixed income classes may include both U.S. and foreign issuers.

Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	45%
High Yield Bonds	5%

The Manager selects the Underlying Portfolios in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objective. The following is a list of the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings, in which the Portfolio currently may invest. Each Underlying Portfolio is managed by the Manager and sub-advised by other investment sub-advisers (the “Advisers”), certain of which are affiliates of the Manager. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. Additional information regarding the Underlying Portfolios is included in the prospectus for those portfolios dated May 1, 2006. The Portfolio will purchase Class A or Class IA shares of the Underlying Portfolios, as applicable, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

Large Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth

EQ/Bernstein Diversified Value

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Boston Advisors Equity Income

EQ/Evergreen Omega

EQ/Janus Large Cap Growth

EQ/JPMorgan Value Opportunities

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/GAMCO Mergers and Acquisitions

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Montag & Caldwell Growth

EQ/TCW Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

Small/Mid Cap Equities

AXA Premier VIP Mid Cap Growth

AXA Premier VIP Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Mid Cap Value

EQ/Lazard Small Cap Value

EQ/Lord Abbett Mid Cap Value

EQ/Bear Stearns Small Company Growth

EQ/GAMCO Small Company Value

EQ/Van Kampen Mid Cap Growth

EQ/ Wells Fargo Montgomery Small Cap

EQ Advisors Trust	About the investment portfolios	5

EQ/Enterprise Moderate Allocation Portfolio (continued)

Investment Grade Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/JPMorgan Core Bond

EQ/Government Securities

EQ/Intermediate Term Bond Portfolio

EQ/Long Term Bond Portfolio

EQ/Money Market Portfolio

EQ/Short Duration Bond Portfolio

EQ/PIMCO Real Return Portfolio

High Yield Bond

AXA Premier VIP High Yield

EQ/Caywood-Scholl High-Yield Bond

The Manager determines the asset allocation targets for each asset class and the target investment percentages for each asset category and each Underlying Portfolio in which the Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets.

The Portfolio may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, the Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the equity securities holdings or fixed income securities holdings of the Underlying Portfolios in which it invests. The Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

The Portfolio also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the Portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios of the Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

•	Risks Associated with Underlying Portfolios: Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the Portfolio will be subject to the risks of investing in equity securities, including equity risk, investment style risk (including growth investing risk and value investing risk), small-cap and/or mid-cap company risk, convertible securities risk and security selection risk. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the Portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities (also known as “junk bonds”). Such risks include credit risk, interest rate risk, investment grade securities risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, junk bonds or lower-rated securities risk and security selection risk. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in foreign securities, the performance of the Portfolio will be subject to the risks of investing in foreign securities, including currency risk, emerging market risk, geographic risk, political/economic risk, regulatory risk and transaction costs risk. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus. For additional information, please see “More Information on Principal Risks and Benchmarks and the Underlying Portfolios” in this Prospectus.

•	Portfolio Management Risk: The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•

Market Risk: The Underlying Portfolios’ share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The

6	About the investment portfolios	EQ Advisors Trust

prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

More information about the risks of an investment in the Portfolio is provided in “More Information on Principal Risks and Benchmarks and the Underlying Portfolios” in the Prospectus.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2005 and compares the Portfolio’s performance to the returns of a broad-based index.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Managed Portfolio, a series of the Enterprise Accumulation Trust). For these purposes, the Portfolio is considered to be the successor to the Enterprise Managed Portfolio whose inception date is August 1, 1988, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Past performance is not an indication of future performance. This may be particularly true for this Portfolio because prior to September 12, 2005 the Portfolio and its predecessor had a different investment objective and invested directly in equity and debt securities. The Portfolio invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. If the Portfolio and its predecessor had historically invested substantially all of their assets in other mutual funds instead of investing directly in equity and debt securities, the performance of the Portfolio and its predecessor may have been different.

Calendar Year Annual Total Returns* — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–16.42% (2001 3rd Quarter)

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
% ( Quarter)	–16.42% (2001 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Enterprise Moderate Allocation Portfolio — Class IA Shares*	%	%	%
EQ/Enterprise Moderate Allocation Portfolio — Class IB Shares	%	%	%
65% S&P 500 Index/30% Lehman Aggregate Bond/5% 3-Month T-Bill†	%	%	%
*	For periods prior to the inception of Class IA shares (July 9, 2004), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks and the Underlying Portfolios” in the Prospectus.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	7

EQ/Enterprise Moderate Allocation Portfolio (continued)

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)
EQ/Enterprise Moderate Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	%	%
Distribution and/or Service Fees (12b-1 fees)%		%
Other Expenses	%	%
Total Annual Portfolio Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement**	%	%
Net Total Annual Portfolio Operating Expenses	%	%
*	The Portfolio invests in shares of Underlying Portfolios. Therefore, the Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this Supplement, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with the Portfolio’s investments in Underlying Portfolios is % to %. Thus, the net expense ratio of the Portfolio, including the Portfolio’s direct and indirect expenses, is currently expected to range from % to % for Class IB shares and % to % for Class IA shares after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the of the Portfolio would range from % to % for Class IB shares and % to % for Class IA shares. This information is based on a weighted-average range of the expense ratios since the average assets of the Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of the Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.
**	Pursuant to a contract, the Manager has agreed to make payments or waive or limit its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust — Expense Limitation Agreement.”

Example

This Example is intended to help you compare the direct and indirect costs of investing in the Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of the Underlying Portfolios.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement currently in place is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$	$
3 Years	$	$
5 Years	$	$
10 Years	$	$

WHO MANAGES THE PORTFOLIO

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

A committee of AXA FMG investment personnel manages the Portfolio.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski	Mr. Kozlowski has served as Vice
President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Portfolios since 2003 and for the Portfolio since September 2005.

Kenneth B. Beitler	Mr. Beitler has served as Vice
President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Portfolios since 2003.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

8	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and benchmarks and the Underlying Portfolios

The Portfolio follows a distinct set of investment strategies. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The Portfolio also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. The risks of investing in equity securities include:

Credit Risk: The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. Each Adviser will consider such event in its determination of whether a portfolio should continue to hold the securities.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

Derivatives Risk: An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and fund management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Focused Portfolio Risk: Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

Foreign Securities and Emerging Markets Risk: The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

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Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

Index-Fund Risk: The EQ/Equity 500 Index and EQ/Small Company Index Portfolios invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Interest Rate Risk: The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Style Risk: The Advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

Large-Capitalization Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

Loan Participation Risk: The portfolio’s investments in loan participation and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk (a.k.a. Below Investment Grade Securities Risk): Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Non-Diversification Risk: Certain of the Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of each portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Management Risk: The risk that the strategies used by the Underlying Portfolios’ Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain or loss, which can create adverse tax results on shareholders. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss, which, unlike long-term capital gain, is taxable to individuals at the same rates as ordinary income.

Securities Lending Risk: For purposes of realizing additional income, each portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security

10	More information on principal risks and benchmarks and the Underlying Portfolios	EQ Advisors Trust

loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Small- and Mid-Capitalization Risk: There may be an increased risk for portfolios that invest in small and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Adviser Selection Risk: The risk that the process for selecting or replacing an adviser for an Underlying Portfolio and the decision to select or replace an adviser does not produce the intended result.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Risks of Fixed Income Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities include:

Credit Risk: The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. Each Adviser will consider such event in its determination of whether a portfolio should continue to hold the securities.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

Derivatives Risk: An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risk: The value of an investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in

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foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Interest Rate Risk: The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A portfolio could lose all of its investments in a company’s securities.

Leveraging Risk: When a portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. All of the portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: The risk that certain securities may be difficult or impossible for an Underlying Portfolio to sell at the time or price that the Underlying Portfolio would like. This may result in a loss or may be costly to a portfolio.

Lower-Rated Securities Risk (a.k.a. Below Investment Grade Securities Risk): Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Money Market Portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

Portfolio Management Risk: The risk that the strategies used by an Underlying Portfolio’s Adviser and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain or loss, which can create adverse tax results on shareholders. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss, which, unlike long-term capital gain, is taxable to individuals at the same rates as ordinary income.

Securities Lending Risk: For purposes of realizing additional income, each portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Adviser Selection Risk: The risk that the process for selecting or replacing an adviser for an Underlying Portfolio and the decision to select or replace an adviser does not produce the intended result.

Zero-Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

The Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”) covers the U.S. investment-grade fixed-rate bond market, including U.S. Treasury and credit, agency mortgage pass-through, asset-backed, commercial mortgage-based, corporate and “Yankee” bonds (U.S. dollar-denominated bonds issued outside the United States). To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

3-Month Treasury Bill. A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

65% S&P 500 Index/35% Lehman Aggregate Bond/5% 3-month T-Bill is made up 65% by the S&P 500 Index, 35% by the Lehman Aggregate Bond Index, and 5% 3-month T-Bill.

“Blended” performance numbers (e.g. 65% S&P 500 Index/35% Lehman Aggregate Bond/5% 3-month T-Bill) assume a static mix of the indices. We believe that these indices reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the Underlying Portfolios

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, the Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
AXA Premier VIP Core Bond Portfolio	To seek a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently, approximately 4.58 years).

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Adviser Selection Risk

EQ/Alliance Intermediate Government Securities Portfolio	Seeks to achieve high current income consistent with relative stability of principal.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

•  Credit Risk

•  Derivatives Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Zero Coupon and Pay in Kind Securities Risk

•  Securities Lending Risk

EQ/Alliance Quality Bond Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase, or unrated, fixed income securities that the Adviser determines to be of comparable quality.

•  Credit Risk

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Zero Coupon and Pay in Kind Securities Risk

•  Portfolio Turnover Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Government Securities Portfolio	Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as mortgage-backed securities.	• Interest Rate Risk • Mortgage-Backed Securities Risk
EQ/Intermediate Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk
EQ/JPMorgan Core Bond Portfolio	Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.	Under normal circumstances the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s or, if unrated, securities of similar quality as determined by the Adviser. The Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses.

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

EQ/Long Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset-Backed Securities Risk • Liquidity Risk
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Banking Industry Sector Risk • Credit Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Real Return Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Emerging Markets Risk

•  Futures and Options Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Junk Bonds or Lower Rated Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

EQ/Short Duration Bond Portfolio	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset Backed Securities Risk • Securities Lending Risk
LARGE CAP EQUITIES
AXA Premier VIP Aggressive Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies, although the Advisers may invest, to a certain extent in equity securities of small- and mid-capitalization growth companies as well.

•  Derivatives Risk

•  Equity Risk

•  Foreign Investing and Emerging Markets Risk

•  Investment Style Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Portfolio Management Risk

•  Small- and Mid Capitalization Risk

•  Adviser Selection Risk

AXA Premier VIP Large Cap Core Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For the purposes of this Portfolio, large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Issuer-Specific Risk • Portfolio Management Risk • Adviser Selection Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Large Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For the purposes of this Portfolio, large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Advisers believe provide opportunities for capital growth.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Adviser Selection Risk
AXA Premier VIP Large Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For the purposes of this Portfolio, large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Advisers use an investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Portfolio Management Risk • Adviser Selection Risk
EQ/Alliance Common Stock Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Adviser believes will share in the growth of the company over a long-term period.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Foreign Securities Risk • Small and Mid-Capitalization Risk • Value Investing Risk
EQ/Alliance Growth and Income Portfolio	Seeks to provide a high total return.	The Portfolio invests primarily in dividend-paying common stocks of carefully selected high-quality, large capitalization companies (currently considered by the Adviser to mean companies with market capitalization of at least $1 billion at the time of purchase). The Portfolio also may invest in fixed-income and convertible securities.

•  Credit Risk

•  Convertible Securities Risk

•  Derivatives Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Junk Bond and Lower Rated Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Alliance Large Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies The Adviser currently considers Large capitalization companies to be companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk
EQ/Bernstein Diversified Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its total net assets in equity securities that are trading at a discount to their long term earnings power, usually because of a situation the Adviser’s research suggests will be temporary.

•  Convertible Securities Risk

•  Derivatives Risk

•  Equity Risk

•  Fixed Income Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Foreign Securities Risk

•  Leveraging Risk

•  Value Investing Risk

EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Convertible Securities Risk • Equity Risk • Small-Cap and Mid-Cap Company Risk
EQ/Capital Guardian Growth Portfolio	Seeks long-term growth of capital	The Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio normally will be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Capital Guardian Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Capital Guardian U.S. Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk
EQ/Evergreen Omega Portfolio	Seeks long-term capital growth.	The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	The Portfolio invests primarily in shares of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.	• Derivatives Risk • Equity Risk • Focused Portfolio Risk • Non-Diversification Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Janus Large Cap Growth Portfolio	Seeks long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization. For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.	• Credit Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Interest Rate Risk • Junk Bond and Lower Rated Securities Risk
EQ/JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For the purposes of this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered large capitalization.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Fixed Income Risk • Junk Bonds or Lower Rated Securities Risk • Foreign Securities Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/Lord Abbett Growth and Income Portfolio	Capital appreciation and growth of income without excessive fluctuation in market value.	The Portfolio primarily invests in the equity securities of large, seasoned U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. For the purposes of this Portfolio, a large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Futures and Options Risk • Equity Risk • Foreign Securities Risk • Value Investing Risk
EQ/Lord Abbett Large Cap Core Portfolio	Capital appreciation and growth of income with reasonable risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. For the purposes of this Portfolio, a large company is defined as having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Futures and Options Risk • Foreign Securities Risk • Growth Investing Risk • Value Investing Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Marsico Focus Portfolio	Seeks long-term growth of capital.	The Portfolio invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $4 billion or more generally are considered large companies.	• Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Non-Diversification Risk • Portfolio Turnover Risk
EQ/Mercury Basic Value Portfolio	Seeks capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment values.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk • Value Investing Risk
EQ/MFS Emerging Growth Companies Portfolio	Seeks to provide long-term capital growth	The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies.	• Convertible Securities Risk • Currency Risk • Equity Risk • Emerging Market Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/MFS Investors Trust Portfolio	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. The Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.	• Convertible Securities Risk • Currency Risk • Equity Risk • Emerging Market Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Company Risk
EQ/Montag & Caldwell Growth Portfolio	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small-Cap and Mid-Cap Company Risk

EQ Advisors Trust	More information on principal risks and benchmarks and the Underlying Portfolios	21

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/TCW Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/UBS Growth and Income Portfolio	Seeks to achieve total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For the purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Van Kampen Comstock Portfolio	Capital growth and income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of small, medium and large market capitalization. The Portfolio primarily invests in equity securities, but also may invest in preferred stocks and securities convertible into common and preferred stocks.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Emerging Market Risk

•  Fixed Income Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Junk Bond or Lower Rated Securities Risk

•  Political/Economic Risk

•  Small and Mid-Cap Company Risk

•  Value Investing Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
AXA Premier VIP High Yield Portfolio	High total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (commonly known as “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Foreign Investing and Emerging Markets Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Lower-Rated Securities Risk

•  Loan Participation Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Adviser Selection Risk

EQ/Caywood-Scholl High-Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s or B- to BB+ by S&P, which are commonly known as “junk bonds.”	• Credit Risk • Convertible Securities Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Junk Bonds or Lower Rated Securities Risk • Liquidity Risk • Portfolio Turnover Risk
SMALL/MID CAP EQUITIES
AXA Premier VIP Mid Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For the purposes of this Portfolio, medium market capitalization companies are generally defined as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index. The Advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Investment Style Risk • Issuer-Specific Risk • Mid-Capitalization Risk • Portfolio Management Risk • Adviser Selection Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Mid Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For the purposes of this Portfolio, medium market capitalization companies are generally defined as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index. The Advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•  Equity Risk

•  Foreign Investing and Emerging Markets Risks

•  Investment Style Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Mid-Capitalization Risk

•  Portfolio Management Risk

•  Adviser Selection Risk

EQ/Alliance Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings, for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Liquidity Risk • Portfolio Turnover Risk • Small-Cap Company Risk
EQ/Bear Stearns Small Company Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. For these purposes, small capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of initial investment.	• Equity Risk • Growth Investing Risk • Liquidity Risk • Small-Capitalization Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/FI Mid Cap Portfolio	Seeks long-term growth of capital.	The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. The Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the S&P MidCap 400 Index or the Russell Midcap Index. The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small- and Mid- Cap Company Risk • Value Investing Risk
EQ/FI Mid Cap Value Portfolio	Seeks long-term capital appreciation.	The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in companies with medium market capitalizations. The Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the Russell 3000 Index, excluding the 100 largest such companies. The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Liquidity Risk • Portfolio Turnover Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stocks.	• Convertible Securities Risk • Equity Risk • Liquidity Risk • Small-Capitalization Risk • Value Investing Risk

EQ Advisors Trust	More information on principal risks and benchmarks and the Underlying Portfolios	25

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Lazard Small Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The Adviser currently considers small capitalization companies to be companies within the range of companies in the Russell 2000 Index.

•  Convertible Securities Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Non-Diversification Risk

•  Small-Cap Company Risk

•  Value Investing Risk

EQ/Lord Abbett Mid Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of mid-size companies. For the purposes of this Portfolio, a mid-size company is defined as a company having a market cap within the range of companies in the Russell MidCap Index as defined at the time of purchase. In selecting investments, the Portfolio uses a value approach to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Fixed Income Risk • Futures and Options Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Van Kampen Mid Cap Growth Portfolio	Seeks capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-size companies at the time of investment. The Adviser primarily invests in equity securities including common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stock. For the purposes of this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Index.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Market Risk

•   Equity Risk

•   Fixed Income Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Junk Bond or Lower Rated Securities Risk

•   Political/Economic Risk

•   Small- and Mid Cap Company Risk

EQ/Wells Fargo Montgomery Small Cap Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes in small capitalization securities. The Portfolio invests primarily in the common stocks of U.S. companies that the Adviser believes have a potential for above-average growth. The Portfolio principally invests in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase.	• Derivatives Risk • Equity Risk • Leveraging Risk • Liquidity Risk • Growth Investing Risk • Portfolio Turnover Risk • Small-Capitalization Risk
INTERNATIONAL EQUITIES
AXA Premier VIP International Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.).

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small and Mid-Capitalization Risk

•   Adviser Selection Risk

EQ/Alliance International Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their county of incorporation and/or in other countries.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Emerging Markets Risk

•   Fixed Income Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Value Investing Risk

EQ Advisors Trust	More information on principal risks and benchmarks and the Underlying Portfolios	27

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Capital Guardian International Portfolio	To achieve long-term growth of capital.	The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S.	• Convertible Securities Risk • Currency Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Emerging Markets Risk • Fixed Income Risk • Growth Investing Risk
EQ/International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers location on European, Australasian and Far East (“EAFE”) markets whose securities offer the potential for above-average earnings growth.	• Convertible Securities Risk • Currency Risk • Equity Risk • Emerging Markets Risk • Growth Investing Risk
EQ/Mercury International Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of companies located in a number of different countries outside the United States.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Emerging Markets Risk

•  Liquidity Risk

•  Foreign Securities Risk

•  Small- and Mid-Cap Company Risk

•  Value Investing Risk

EQ/Van Kampen Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Growth Investing Risk

•  Junk Bond and Lower Rated Securities Risk

•  Liquidity Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

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3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IB shares of one (1) Portfolio. The Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. More detailed information concerning the Manager is included in the description for the Portfolio in the section “About The Investment Portfolio.”

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset category and each Underlying Portfolio to be held by the Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager also will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to Shareholders dated December 31, 2005.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2005 for managing the Portfolio and the rate of the management fees waived by the Manager in 2005 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2005

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/Enterprise Moderate Allocation*	%	%
*	Effective on September 12, 2005, the date of the investment strategy change for the Portfolio, the Portfolio’s contractual management fee was reduced to an annual rate of 0.10% of the Portfolio’s average daily net assets.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio.

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business are limited to the following respective expense ratios:

EQ Advisors Trust	Management of the Trust	29

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)
	Class 1A Shares	Class 1B Shares
EQ/Enterprise Moderate Allocation Portfolio	0.10%	0.35%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers re reimbursed within three years of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

30	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio’s average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

EQ Advisors Trust	Fund distribution arrangements	31

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Such activity may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, a Portfolio may have to sell Portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., EQ/Alliance International, EQ/Capital Guardian International, EQ/Evergreen International Bond, EQ/International Growth, EQ/Mercury International and EQ/Van Kampen Emerging Markets Equity) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Portfolio’s other shareholders or would disrupt the management of the Portfolio.

The Trust’s Board has adopted certain procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on AXA Equitable’s ability to monitor and detect potentially disruptive activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent purchases and redemptions activity while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s purchases and redemptions patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

AXA Equitable currently considers transfers into and out of (or vice versa) a Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially

32	Buying and selling shares	EQ Advisors Trust

disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

EQ Advisors Trust	Buying and selling shares	33

6. How portfolio shares are priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or designated agent.

Shares of the Underlying Portfolios held by the Portfolio are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

34	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (Portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends each Portfolio will be operated to have no federal tax liability, if any Portfolio does have federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance and annuity contracts. If a Portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	35

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a Portfolio’s shareholders of profits earned from selling securities in that Portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to- earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

36	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

[Financial Highlights Tables]

EQ Advisors Trust	Financial Highlights	37

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the Portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2006 EQ Advisors Trust

EQ ADVISORS TRUSTSM

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the EQ Advisors Trust (“Trust”) dated May 1, 2006, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The audited financial statements for the period ended December 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, (available without charge, upon request) filed electronically with the SEC on March     , 2006 (File No. 811-07953), are incorporated by reference and made a part of this document.

MASTER

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information”).

AXA Equitable, through its AXA Funds Management Group unit (the “Manager” or “FMG”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares on behalf of fifty-three (53) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of sleeves of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following fifty-three (53) portfolios: the EQ/Alliance Common Stock Portfolio, EQ/Alliance Growth and Income Portfolio, EQ/Alliance Intermediate Government Securities Portfolio, EQ/Alliance International Portfolio, EQ/Equity 500 Index Portfolio, EQ/Alliance Quality Bond Portfolio and EQ/Alliance Small Cap Growth Portfolio (collectively, the “Alliance Portfolios”), EQ/Money Market Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/TCW Equity Portfolio, EQ/UBS Growth and Income Portfolio, EQ/Montag & Caldwell Growth Portfolio, EQ/Caywood-Scholl High Yield Bond Portfolio, EQ/International Growth Portfolio, EQ/Enterprise Moderate Allocation Portfolio (“Allocation Portfolio”) (formerly, EQ/Enterprise Managed Portfolio), EQ/GAMCO Mergers and Acquisitions Portfolio (formerly, EQ/Mergers and Acquisitions Portfolio), EQ/Short Duration Bond Portfolio, EQ/Bear Stearns Small Company Growth Portfolio, EQ/GAMCO Small Company Value Portfolio (formerly, EQ/Small Company Value Portfolio), EQ/PIMCO Real Return Portfolio, EQ/Government Securities Portfolio, EQ/Intermediate Term Bond Portfolio, EQ/Long Term Bond Portfolio (“Enterprise and MONY Portfolios”), EQ/MFS Emerging Growth Companies Portfolio, EQ/MFS Investors Trust Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Emerging Markets Equity Portfolio (formerly EQ/Emerging Markets Equity Portfolio), EQ/Van Kampen Mid Cap Growth Portfolio, EQ/FI Mid Cap Value Portfolio (formerly, EQ/FI Small/Mid Cap Value Portfolio), EQ/Mercury Basic Value Equity Portfolio, EQ/Mercury International Value Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/JPMorgan Core Bond Portfolio, EQ/JPMorgan Value Opportunities Portfolio (formerly, EQ/Putnam Growth & Income Value Portfolio), EQ/Small Company Index Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Evergreen Omega Portfolio, EQ/Alliance Large Cap Growth Portfolio (formerly EQ/Alliance Premier Growth Portfolio), EQ/Capital Guardian Growth Portfolio (formerly, EQ/Putnam Voyager Portfolio), EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Janus Large Cap Growth Portfolio, EQ/FI Mid Cap Portfolio, EQ/Marsico Focus Portfolio, EQ/Wells Fargo Montgomery Small Cap Portfolio, EQ/Ariel Appreciation II Portfolio and EQ/Legg Mason Value Equity Portfolio (collectively, together with the Alliance Portfolios, and the Enterprise and MONY Portfolios, the “Portfolios”). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan (“Class IB Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Trust’s shares are currently sold only to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by AXA Equitable and AXA Life and Annuity Company, as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, American General Life Insurance Company, The Prudential Insurance Company of America, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with AXA Equitable; and (ii) The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and tax-qualified retirement plans and will take whatever remedial action may be necessary.

Legal Considerations

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Trust’s Amended and Restated Declaration of Trust requires the affirmative vote of a plurality of the shares voted to elect a Trustee for the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios (other than the Enterprise and MONY Portfolios). Fundamental policies (5) and (6) below shall not apply to the EQ/Van Kampen Emerging Markets Equity Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Marsico Focus Portfolio and EQ/Legg Mason Value Equity Portfolio. Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio (other than the Enterprise and MONY Portfolios), except as described directly above, may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.	each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the EQ/Bernstein Diversified Value Portfolio and the EQ/Wells Fargo Montgomery Small Cap Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolios’ respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolios’ respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/Mercury Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law. In addition, the EQ/Bernstein Diversified Value Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings);

b.	as a matter of non-fundamental operating policy, no Portfolio, except the EQ/Bernstein Diversified Value Portfolio, the EQ/FI Mid Cap Value Portfolio, the EQ/FI Mid Cap Portfolio, and the EQ/Wells Fargo Montgomery Small Cap Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	the EQ/JPMorgan Value Opportunities Portfolio, EQ/Capital Guardian Growth Portfolio, EQ/Mercury International Value Portfolio, EQ/Ariel Appreciation II Portfolio and EQ/Bernstein Diversified Value Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 10% of the applicable Portfolio’s net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

d.	the EQ/Mercury Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

e.	the EQ/Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 15% of the Portfolio’s net assets, not including the amount borrowed, at the time the borrowing is made. The EQ/Lazard Small Cap Value Portfolio will repay borrowings before any additional investments are purchased;

f.	the EQ/JPMorgan Core Bond Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks for extraordinary or emergency purposes, provided such amount shall not exceed 30% of the Portfolio’s total assets, not including the amount borrowed, at the time the borrowing is made;

g.	the EQ/Evergreen Omega Portfolio and EQ/Evergreen International Bond Portfolio, as a matter of non-fundamental operating policy, each may, in addition to the amount specified above, borrow up to an additional 5% of its total assets from banks or other lenders;

h.	the EQ/MFS Investors Trust Portfolio, as a matter of non-fundamental operating policy, may borrow up to 10% of its total assets (taken at cost), or its net assets (taken at market value), whichever is less, but only as a temporary measure for extraordinary or emergency purposes;

i.	the EQ/Alliance Large Cap Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, and EQ/Capital Guardian International Portfolio as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio’s total assets at the time the borrowing is made;

j.	the Alliance Portfolios and EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; or (iv) with respect to EQ/Alliance Quality Bond Portfolio, in connection with transactions in interest rate swaps, caps and floors;

k.	the EQ/Janus Large Cap Growth Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 25% of the Portfolio’s total assets at the time the borrowing is made. If borrowings come to exceed this amount by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation;

l.	as a matter of non-fundamental operating policy, any borrowings that come to exceed 33 1/3% of the value of the EQ/FI Mid Cap Portfolio’s or the EQ/FI Mid Cap Value Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a matter of non-fundamental operating policy, the EQ/FI Mid Cap Portfolio and EQ/FI Mid Cap Value Portfolio may borrow money only (a) from a bank; or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental investment limitation); and

m.	the EQ/Legg Mason Value Equity Portfolio, as a matter of non-fundamental operating policy, may not borrow for investment purposes an amount in excess of 5% of its total assets;

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to investments by the EQ/Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports;

(4)	Make loans, except that:

a.	This restriction shall not apply to the EQ/Alliance Intermediate Government Securities Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.	each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the other Alliance Portfolios and EQ/Money Market Portfolio); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in mortgages, as not subject to this limitation;

c.	the EQ/JPMorgan Value Opportunities Portfolio and EQ/Mercury International Value Portfolio, as a matter of non-fundamental operating policy, may purchase debt obligations consistent with the respective investment objectives and policies of each of those Portfolios: (i) by entering into repurchase agreements with respect to not more than 25% of the Portfolios’ respective total assets (taken at current value) or (ii) through the lending of the Portfolios’ portfolio securities with respect to not more than 25% of the Portfolios’ respective total assets (taken at current value);

d.	the EQ/MFS Emerging Growth Companies Portfolio and EQ/Small Company Index Portfolio as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of such Portfolio’s total assets (taken at market value);

e.	the EQ/Mercury Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 20% of such Portfolio’s total assets (taken at market value);

f.	the EQ/Bernstein Diversified Value Portfolio and the EQ/Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 10% of such Portfolio’s total assets (taken at market value);

g.	the EQ/MFS Investors Trust Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 25% of its net assets (taken at market value);

h.	the EQ/Alliance Large Cap Growth Portfolio, as a matter of non-fundamental operating policy, may not make loans of its assets, which will not be considered as including the purchase of publicly-distributed debt obligations in accordance with its investment objectives, except that the Portfolio may lend its portfolio securities to the extent permitted in (4)(b) above;

i.	the EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio and EQ/Capital Guardian International Portfolio, as a matter of non-fundamental operating policy, will not make loans but each may lend its portfolio securities to the extent permitted in (4)(b) above;

j.	the Alliance Portfolios and EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will also treat this restriction as not preventing any such Portfolio from purchasing debt obligations as consistent with its investment policies, government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates and loans made under insurance policies;

k.	the EQ/Janus Large Cap Growth Portfolio and the EQ/Marsico Focus Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities or make other loans provided that no such loan may be made if, as a result, the aggregate amount of such loans would exceed 25% of the Portfolio’s total assets (taken at market value); and

l.	the EQ/FI Mid Cap Portfolio and the EQ/FI Mid Cap Value Portfolio, as a matter of non-fundamental operating policy, do not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;*

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; and

b.	the EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the EQ/Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;*

*	As noted above, the EQ/Van Kampen Emerging Markets Equity, EQ/Lazard Small Cap Value, EQ/Marsico Focus and EQ/Legg Mason Value Equity Portfolios are classified as non-diversified investment companies under the 1940 Act and therefore, these restrictions are not applicable to these Portfolios.

(7)	Purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/JPMorgan Core Bond Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein; and

b.	the EQ/JPMorgan Core Bond Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages;

(8)	Issue senior securities except in compliance with the 1940 Act; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Set forth below are each of the fundamental restrictions adopted by each of the Enterprise and MONY Portfolios.

Each Enterprise and MONY Portfolio, except the EQ/GAMCO Mergers and Acquisitions Portfolio, will not:

(1)	purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each Enterprise and MONY Portfolio will not:

(2)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)	issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (other than the Enterprise and MONY Portfolios), but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio’s shareholders.

Each (other than the Enterprise and MONY Portfolios) Portfolio may not:

(1)	Purchase a futures contract or an option thereon except in compliance with Commodity Exchange Act Rule 4.5. As a matter of operating policy, the EQ/Money Market Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Capital Guardian Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio, EQ/Ariel Appreciation II Portfolio and EQ/Janus Large Cap Growth Portfolio may not invest in commodities or commodity contracts including futures contracts. As a matter of operating policy, each Alliance Portfolio, the EQ/FI Mid Cap Portfolio, EQ/FI Mid Cap Value Portfolio, and EQ/Alliance Large Cap Growth Portfolio may purchase and sell exchange-traded index options and stock index futures contracts; the EQ/Small Company Index Portfolio may not at any time commit more than 20% of its assets to options and futures contracts. EQ/Marsico Focus Portfolio may purchase and sell futures contracts and options on futures. The EQ/MFS Emerging Growth Companies Portfolio and EQ/Van Kampen Emerging Markets Equity Portfolio will not enter into a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio’s total assets.

(2)	Except for the EQ/FI Mid Cap Portfolio and EQ/FI Mid Cap Value Portfolio, purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio’s net assets (10% for the EQ/Money Market Portfolio, EQ/Bernstein Diversified Value Portfolio, and EQ/Lazard Small Cap Value Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction. The EQ/FI Mid Cap Portfolio and EQ/FI Mid Cap Value Portfolio do not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be resold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(3)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(4)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(5)	Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the EQ/MFS Emerging Growth Companies Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/JPMorgan Core Bond Portfolio, EQ/Evergreen Omega Portfolio, EQ/Alliance Large Cap Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio, EQ/FI Mid Cap Portfolio, EQ/FI Mid Cap Value Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Marsico Focus Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

(6)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolio’s Prospectus and Statement of Additional Information, as may be amended from time to time; or

(7)	Except for the EQ/FI Mid Cap Portfolio, EQ/FI Mid Cap Value Portfolio, and EQ/Marsico Focus Portfolio, effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short. With respect to the EQ/FI Mid Cap Portfolio, EQ/FI Mid Cap Value Portfolio, and EQ/Marsico Focus Portfolio, these Portfolios do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. As a matter of operating policy, the EQ/Capital Guardian Growth Portfolio, the EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, and EQ/Capital Guardian International Portfolio will not effect short sales of securities or property.

(8)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

The following investment restrictions apply to each Enterprise and MONY Portfolio, but are not fundamental. They may be changed for any Enterprise and MONY Portfolio by the Board of Trustees of the Trust and without a vote of that Portfolio’s shareholders.

Each Enterprise and MONY Portfolio will not invest more than 15% of its net assets in illiquid securities.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

For purposes of normally investing at least 80% of EQ/FI Mid Cap Portfolio’s assets in common stocks of companies of medium market capitalizations, the Portfolio intends to measure the capitalization range of the S&P MidCap 400 and the Russell MidCap no less frequently than once a month. For purposes of normally investing at least 80% of EQ/FI Mid Cap Value Portfolio’s assets in common stocks of companies of medium market capitalizations, the Portfolio intends to measure the capitalization range of the Russell 3000 Index, excluding the largest 100 such companies, no less frequently than once a month.

The EQ/Alliance Common Stock Portfolio, EQ/Alliance Intermediate Government Securities Portfolio, EQ/Alliance Large Cap Growth Portfolio, EQ/Alliance Small Cap Growth Portfolio, EQ/Alliance Quality Bond Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/TCW Equity Portfolio, EQ/Caywood-Scholl High Yield Bond Portfolio, EQ/Short Duration Bond Portfolio, EQ/Bear Stearns Small Company Growth Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Van Kampen Emerging Markets Equity Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/FI Mid Cap Portfolio, EQ/FI Mid Cap Value Portfolio, EQ/Janus Large Cap Growth Portfolio, EQ/JPMorgan Core Bond Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/Government Securities Portfolio, EQ/Intermediate Term Bond Portfolio, EQ/Long Term Bond Portfolio, EQ/Small Company Index Portfolio, EQ/Legg Mason Value Equity Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio each has a policy that it will invest 80% of its net assets in a particular type of investment suggested by its name as more fully set forth in the Prospectus. The EQ/Mercury International Value and EQ/Van Kampen Comstock Portfolios each have a policy that it will invest 80% of its net assets in a particular type of investment. These policies may not be changed without giving sixty (60) days’ written notice to the shareholders of the affected Portfolio.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A, except that the Allocation Portfolio may invest only in securities of other investment companies managed by AXA Equitable, U.S. government securities and money market instruments. Each Portfolio (other than the Allocation Portfolio) may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

The Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with the Allocation Portfolio, an investor in the Allocation Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. For additional information about Underlying Portfolios that are series of the Trust, please see the Trust’s May 1, 2006 Prospectus and Statement of Additional Information (1940 Act File No. 811-07953). For additional information about

Underlying Funds that are series of AXA Premier VIP Trust, please see the May 1, 2006 Prospectus and Statement of Additional Information (1940 Act File No. 811-10509) for the AXA Premier VIP Trust.

The Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, the Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks and fees associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets the Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    As discussed in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, the EQ/Van Kampen Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on its records or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on its records or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. EQ/Marsico Focus Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. Each Alliance Portfolio (other than EQ/Alliance Intermediate Government Securities Portfolio and EQ/Equity 500 Index Portfolio) and EQ/Marsico Focus Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The EQ/MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the over the counter market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Markets Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency.    Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a

Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain of the Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Exchange Traded Funds (ETFs).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Rating Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or comparable quality unrated securities. Investment grade securities rated BBB or below by Moody’s or Standard & Poor’s while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Junk Bonds or Lower Rated Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold Junk Bonds or Lower Rated Securities (“lower quality securities”). Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (“NRSRO”) (i.e., Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or comparable quality unrated securities. Such lower quality securities are known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. (Each NRSRO’s descriptions of these bond ratings are set forth in the Appendix to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each Portfolio’s Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information (“SAI”). The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Advisers or with the Trusts custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.

Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

The EQ/Alliance Quality Bond Portfolio EQ/JPMorgan Core Bond Portfolio and EQ/PIMCO Real Return Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    The EQ/JPMorgan Core Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Preferred Securities.    As indicated in Appendix A, certain of the Portfolios may invest in preferred securities. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    The Portfolios will not engage in transactions in futures contracts and related options for speculation. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Advisers or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. EQ/Marsico Focus Portfolio may write call options that are not covered for cross-hedging purposes. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio (except the EQ/Janus Large Cap Growth Portfolio) has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, the EQ/FI Mid Cap Portfolio and the EQ/FI Mid Cap Value Portfolio will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to “cover” it, for example, by maintaining the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the

National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Payment-In-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Repurchase Agreements.    As indicated in Appendix A, certain of the Portfolios may invest in repurchase agreements. Each Portfolio, other than the EQ/Equity 500 Index Portfolio, may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio’s Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Real Estate Investment Trusts.    As indicated in Appendix A, certain of the Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts (“REITs”). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Reverse Repurchase Agreements and Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the

Portfolio’s net asset value. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Securities Loans.    As indicated in Appendix A, certain of the Portfolios may lend securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    As indicated in Appendix A, certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The Portfolios generally will only engage in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale, may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. For a short sale against the box, each Portfolio will designate the segregation, either on the records of the Advisers or with the Trust’s custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the EQ/Van Kampen Emerging Markets Equity Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The EQ/Van Kampen Emerging Markets Equity Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the EQ/Van Kampen Emerging Markets Equity Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by designating the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the Portfolio’s borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Manager. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counter-party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National — Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Zero Coupon Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholders purchase and redemption orders, market conditions, changes in an Advisers investment outlook or changes in the adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the Portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is generally restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Portfolio to the following service providers and other organizations: the Manager; the Advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the Portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present, President from November 2001 to present.	From July 1999 to present, Senior Vice President AXA Financial. From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	101	None
James (Jamie) Shepherdson 1290 Avenue of the Americas New York, New York 10104 ( )	Trustee	From November 2005 to present	From August 2005 to present, Executive Vice President of AXA Financial and President of AXA Distributors. Prior to July 2005, he served as CEO of John Hancock Funds from 2002 to July 2005; prior thereto he served as Co-CEO of MetLife Investors Group, a subsidiary of MetLife from 2000 to 2002	53	None

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	70	From May 1994 to present, Director, Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	70	From 1997 to present, Director, PBHG Funds (15 portfolios); from 1997 to present, Director, PBHG Insurance Series Fund (8 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (74)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	70	From 2004 to present, Director, Miami Corporation; 1987 to present, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (70)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm).	70	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present Director, United States Shipping Corp.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From March 1997 to present	Retired. From 1998 to 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	70	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (63)	Trustee	From March 1997 to present	From 1997-present, Consultant/Director and from 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	70	From 1997 to present, Director, LoJack Corporation.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (52)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	70	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”). The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2005.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is principally to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three meetings during the fiscal year ended December 31, 2005.

The Trust has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth B. Beitler, Brian Walsh and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with the procedures adopted by the Board of Trustees.

Compensation of the Trustees

Each Independent Trustee currently receives from the Trust an annual fee of $60,000 plus (i) an additional fee of $5,000 for each regularly scheduled Board meeting attended, (ii) $2,000 for each in-person special Board meeting attended, (iii) $1,000 for each telephone or committee meeting attended, (iv) $2,000 per Audit Committee Committee Meeting attended, and (v) $1,000 per Nominating and Compensation Committee Meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 per year is paid to the lead Independent Trustee. A retainer of $5,000 per year is paid to the Chair of the Audit Committee and a retainer of $2,500 is paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2005*

Trustee	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Steven M. Joenk		$-0-	$-0-	$-0-		$-0-
James (Jamie) Shepherdson		$-0-	$-0-	$-0-		$-0-
Theodossios Athanassiades	$		$-0-	$-0-	$
Jettie M. Edwards	$		$-0-	$-0-	$
David W. Fox	$		$-0-	$-0-	$
William M. Kearns, Jr.	$		$-0-	$-0-	$
Christopher P.A. Komisarjevsky	$		$-0-	$-0-	$
Harvey Rosenthal	$		$-0-	$-0-	$
Gary S. Schpero	$		$-0-	$-0-	$

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee. Messrs. Komisarjevsky and Athanassiades have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2005, Mr. Komisarjevsky and Mr. Athanassiades had accrued $ and $ , respectively (including interest).
**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 70 funds of two trusts in the fund complex, except with respect to Mr. Shepherdson for which the total compensation paid reflects his service as trustee to the 53 funds of the Trust.

As of December 31, 2005, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Director	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	EQ/Alliance Large Cap Growth EQ/Bernstein Diversified Value EQ/MFS Emerging Growth	$10,000 – $50,000 $10,000 – $50,000 $10,000 – $50,000	over $100,000
James (Jamie) Shepherdson

Name of Director	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Independent Trustees
Theodossios Athanassiades	$0	$0
Jettie M. Edwards	$0	$0
David W. Fox	$0	$0
William M. Kearns, Jr.	$0	$0
Christopher P.A. Komisarjevsky	$0	$0
Harvey Rosenthal	$0	$0
Gary S. Schpero	$0	$0

*	As of December 31, 2005.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) and/or AXA Distributors, LLC. (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present; President from November 2001 to Present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (50)	Vice President and Secretary	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (44)	Chief Financial Officer and Treasurer	From December 2002 to Present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director Enterprise Capital Management, Inc., from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (47)	Vice President	From March 2002 to Present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst and Assistant Vice President of AXA Financial.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (44)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York (38)	Vice President and Controller	December 2002 to Present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.
Patricia Maxey (38)	Vice President and Assistant Secretary	From November 2005 to Present	From October 2005 to present, Counsel of AXA Equitable; from February 2004 to August 2005, Chief Compliance Officer of Van Eck Global; from January 2001 to February 2004, Associate of Kirkpatrick & Lockhart Nicholson Graham LLP.
Joseph J. Paolo (34)	Vice President and Anti-Money Laundering Compliance Officer	From November 2005 to Present	From November 2005 to present, Vice President AXA Financial and AXA Equitable; from March 2004 to September 2005, Vice President, AXA Financial and AXA Equitable and Chief Compliance Officer, AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President, AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer, AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Andrew S. Novak 1290 Avenue of the Americas, New York, New York (37)	Chief Compliance Officer	From September 2005 to Present	From September 2005 to present, Chief Compliance Officer of AXA Equitable (Investment Advisory), AXA Premier VIP Trust, AXA Enterprise Funds Trust, from May 2003 to September 2005, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.
David Shagawat (32)	Assistant Anti-Money Laundering Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP
Paraskevou Charalambous (43)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

**	Each officer is elected on an annual basis.

Control Person and Principal Holders of Securities

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of             , 2006. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of             , 2006, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
(name & address)

To the Trust’s knowledge, as of             , 2006, the following AXA Allocation Portfolios of AXA Premier VIP Trust [as well as the Allocation Portfolio of the Trust] (“Allocation Portfolios”) owned shares in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding more than 5% of the outstanding shares of such Portfolios:

Allocation Portfolios	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
Conservative Allocation Portfolio	EQ/Short Duration Bond		%

Conservative Plus Allocation	EQ/Short Duration Bond		%

Moderate Allocation Portfolio	EQ/Marsico Focus EQ/Alliance Large Cap Growth EQ/Mercury Basic Value EQ/Lazard Small Cap Value EQ/Quality Bond EQ/Short Duration Bond EQ/Long Term Bond		% % % % % % %

Moderate Plus Allocation Portfolio	EQ/Marsico Focus EQ/Mercury Basic Value EQ/Lazard Small Cap Value EQ/Capital Guardian International EQ/Short Duration Bond EQ/Long Term Bond		% % % % % %

As of             , 2006, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group unit, currently serves as the investment manager for each Portfolio. MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM Inc.”), Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), Merrill Lynch Investment Managers International Limited (“MLIM International”), Lazard Asset Management LLC (“LAM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Evergreen Investment Management Company, LLC (“Evergreen”), Alliance Capital Management, L.P. (“Alliance Capital”), Capital Guardian Trust Company (“Capital Guardian”), Calvert Asset Management Company, Inc. (“Calvert”), Bridgeway Capital Management, Inc. (“Bridgeway”), Fidelity Management & Research Company (“FMR”), Janus Capital Management LLC (“Janus”), Marsico Capital Management, LLC (“Marsico”), Wells Capital Management, Inc. (“Wells Capital Management”), Boston Advisors, Inc. (“Boston Advisors”), Caywood-Scholl Capital Management (“Caywood-Scholl”), GAMCO Asset Management, Inc. (“GAMCO”), Montag & Caldwell, Inc. (“Montag & Caldwell”), Pacific Investment Management Company, LLC (“PIMCO”), TCW Investment Management Company (“TCW”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Bear Stearns Asset Management, Inc. (“Bear Stearns”), The Dreyfus Corporation (“Dreyfus”), Legg Mason Capital Management, Inc. (“Legg Mason”), Ariel Capital Management, LLC (“Ariel”) and Lord Abbett & Co. LLC (“Lord Abbett”) (each an “Adviser,” and together the “Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.

AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S. is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an Amended and Restated Management Agreement (“Management Agreement”) with respect to the Portfolios (other than the Enterprise and MONY Portfolios) which was initially approved by the Board of Trustees on January 28, 2000 and by shareholders on April 14, 2000. The Management Agreement was most recently renewed on July 13, 2005 with respect to each Portfolio (other than the Enterprise and MONY Portfolios, EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Evergreen International Bond Portfolio). The Management Agreement was approved by the Board of Trustees with respect to the EQ/Wells Fargo Montgomery Small Cap Portfolio on September 8, 2004. The Management Agreement was approved by the Board of Trustees with respect to the EQ/Lord Abbett Growth and Income, EQ/Lord Abbett Large Cap Core, EQ/Lord Abbett Mid Cap Value, EQ/Van Kampen Comstock and EQ/Van Kampen Mid Cap Growth Portfolios on March 11, 2005. The Management Agreement was approved by the Board of Trustees with respect to the EQ/Ariel Appreciation II Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Evergreen International Bond Portfolio on July 13, 2005. A separate management agreement was approved with respect to the Enterprise and MONY Portfolios on December 11, 2003 (“Management Agreement”).

Subject always to the direction and control of the Trustees of the Trust, under each Management Agreement, the Manager has (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio (except the Allocation Portfolio); (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under each Management Agreement, the Manager will assess each Portfolio’s (other than the Allocation Portfolio’s) investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

With respect to the Allocation Portfolio, the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for the Allocation Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolio; and (iv) carry out the directives of the Board of Trustees.

Under each Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•	related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust (“Advisory Agreement”).

•	Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

Each Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The continuance of each Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the Trust have also entered into an expense limitation agreement with respect to each Portfolio as set forth in the Prospectus (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectus) of each Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “the Distributors,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2003, 2004 and 2005, respectively. Each Enterprise and MONY Portfolio had no investment operations of its own prior to July 9, 2004 but is the successor to a substantially similar investment company, as discussed in the Prospectus. With respect to the Enterprise and MONY Portfolios, the tables below include the fees paid by each Portfolio’s predecessor to the predecessor’s investment manager. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the relevant manager after fee waivers and the third column shows the total amount of fees waived by the relevant manager and other expenses of each Portfolio assumed by the relevant manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2003, December 31, 2004 and December 31, 2005, the relevant manager received $            , $            , and $            , respectively, in reimbursement for the 30, 53 and 53 portfolios, respectively, comprising the Trust.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Aggressive Stock*	$6,122,217	$6,122,217	$—
EQ/Alliance Common Stock	$36,619,508	$36,619,508	$—
EQ/Alliance Growth and Income	$11,733,623	$11,733,623	$—
EQ/Alliance Intermediate Government Securities	$5,070,064	$5,070,064	$—
EQ/Alliance International	$9,269,798	$9,034,304	$235,494
EQ/Alliance Large Cap Growth	$7,089,810	$6,606,512	$483,298
EQ/Alliance Quality Bond	$5,477,483	$5,477,483	$—
EQ/Alliance Small Cap Growth	$5,858,598	$5,858,598	$—
EQ/Balanced*	$12,694,835	$12,694,835	$—
EQ/Bear Stearns Small Company Growth	$715,600	$715,600	$0
EQ/Bernstein Diversified Value	$7,220,078	$7,187,799	$32,279
EQ/Boston Advisors Equity Income	$299,291	$296,154	$3,137
EQ/Calvert Socially Responsible	$131,365	$52,861	$78,504
EQ/Capital Guardian Growth	$1,506,060	$1,321,765	$184,295
EQ/Capital Guardian International	$1,786,333	$1,552,470	$233,863
EQ/Capital Guardian Research	$4,513,404	$4,395,452	$117,952
EQ/Capital Guardian U.S. Equity	$3,050,697	$2,932,358	$118,339
EQ/Caywood-Scholl High Yield Bond	$507,818	$507,818	$0
EQ/Enterprise Capital Appreciation*	$357,970	$357,970	$0
EQ/Enterprise Deep Value*	$10,500	$1,479	$9,021
EQ/Enterprise Global Socially Responsive*	$17,299	$12,211	$5,088
EQ/Enterprise Moderate Allocation***	$5,151,890	$5,151,890	$0
EQ/Enterprise Multi-Cap Growth*	$601,964	$601,964	$0
EQ/Equity 500 Index	$6,308,055	$6,308,055	$—
EQ/Evergreen Omega	$348,892	$242,636	$106,256
EQ/FI Mid Cap	$3,316,076	$3,139,824	$176,252
EQ/FI Mid Cap Value	$6,306,092	$6,306,092	$—
EQ/GAMCO Mergers and Acquisitions*	$10,536	$8,041	$2,495

Portfolio**	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/GAMCO Small Company Value	$2,637,120	$2,637,120	$0
EQ/Government Securities	$710,795	$710,795	$0
EQ/High Yield*	$2,732,644	$2,732,644	$—
EQ/Intermediate Term Bond	$425,167	$425,167	$0
EQ/International Equity Index*	$94,234	$94,234	$—
EQ/JPMorgan Core Bond	$4,394,269	$4,394,269	$—
EQ/JPMorgan Value Opportunities	$3,153,901	$3,153,901	$—
EQ/Janus Large Cap Growth	$1,870,035	$1,674,118	$195,917
EQ/Lazard Small Cap Value	$3,858,853	$3,858,853	$—
EQ/Long Term Bond	$591,448	$591,448	$0
EQ/Marsico Focus	$5,765,114	$5,317,960	$447,154
EQ/Mercury Basic Value Equity	$5,801,775	$5,801,775	$—
EQ/Mercury International Value	$4,698,239	$4,659,607	$38,632
EQ/MFS Emerging Growth Companies	$5,614,946	$5,614,946	$—
EQ/International Growth	$398,487	$398,487	$0
EQ/MFS Investors Trust	$1,462,470	$1,438,458	$24,012
EQ/Money Market*	$6,279,775	$6,279,775	$—
EQ/Montag & Caldwell Growth	$1,781,493	$1,781,493	$0
EQ/MONY Diversified*	$7,237	$0	$15,265
EQ/MONY Equity Growth*	$6,286	$0	$16,268
EQ/MONY Equity Income*	$49,746	$49,746	$0
EQ/MONY Money Market*	$1,143,969	$1,091,677	$52,292
EQ/PIMCO Real Return	$252,663	$176,824	$75,839
EQ/Short Duration Bond*	$22,422	$19,176	$3,246
EQ/Small Company Index	$455,998	$455,998	$—
EQ/TCW Equity	$1,918,476	$1,918,476	$0
EQ/Technology*	$2,424,288	$2,173,965	$250,323
EQ/UBS Growth and Income	$849,230	$849,230	$0
EQ/Van Kampen Emerging Markets Equity	$2,856,913	$2,856,913	$—

*	EQ/GAMCO Mergers and Acquisitions Portfolio and EQ/Short Duration Bond Portfolio commenced operations on May 1, 2003. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003. The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio are not included in the table because they had no operations during 2003.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio***	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Alliance Common Stock	$45,282,929	$45,282,929	$—
EQ/Alliance Growth and Income	$14,820,029	$14,820,029	$—
EQ/Alliance Intermediate Government Securities	$4,588,905	$4,588,905	$—
EQ/Alliance International	$11,986,586	$11,936,729	$49,856
EQ/Alliance Large Cap Growth	$9,783,293	$8,720,807	$1,062,486
EQ/Alliance Quality Bond	$9,678,105	$9,678,105	$—
EQ/Alliance Small Cap Growth	$7,675,861	$7,675,861	$—
EQ/Bear Stearns Small Company Growth	$834,560	$729,010	$105,550
EQ/Bernstein Diversified Value	$11,009,420	$11,009,420	$—
EQ/Boston Advisors Equity Income	$441,549	$348,086	$93,463
EQ/Calvert Socially Responsible	$257,864	$202,300	$55,563
EQ/Capital Guardian Growth	$1,634,049	$1,532,127	$101,921
EQ/Capital Guardian International	$4,188,853	$3,905,778	$283,075
EQ/Capital Guardian Research	$6,060,254	$6,028,073	$32,181
EQ/Capital Guardian U.S. Equity	$5,781,301	$5,743,765	$37,536
EQ/Caywood-Scholl High Yield Bond	$524,124	$416,743	$107,381
EQ/Enterprise Capital Appreciation*	$397,473	$397,473	$—
EQ/Enterprise Deep Value*	$39,810	$0	$65,178
EQ/Enterprise Global Socially Responsive*	$40,133	$0	$61,283
EQ/Enterprise Moderate Allocation****	$5,092,526	$4,421,255	$671,271
EQ/Enterprise Multi-Cap Growth*	$653,782	$619,705	$34,077
EQ/Equity 500 Index	$8,215,704	$8,215,704	$—
EQ/Evergreen Omega	$982,286	$891,216	$91,070
EQ/FI Mid Cap	$6,590,398	$6,456,788	$133,611
EQ/FI Mid Cap Value	$9,211,333	$9,211,333	$—
EQ/GAMCO Mergers and Acquisitions	$55,429	$0	$55,812
EQ/GAMCO Small Company Value	$3,259,171	$3,259,171	$—
EQ/Government Securities	$645,803	$645,803	$—
EQ/Intermediate Term Bond	$336,545	$315,772	$20,773
EQ/JPMorgan Core Bond	$5,020,255	$5,020,255	$—
EQ/JPMorgan Value Opportunities	$3,673,106	$3,673,106	$—
EQ/Janus Large Cap Growth	$2,500,559	$2,277,787	$222,772
EQ/Lazard Small Cap Value	$7,776,521	$7,776,521	$—
EQ/Long Term Bond	$515,960	$511,991	$3,969
EQ/Marsico Focus	$12,878,542	$12,279,418	$599,124
EQ/Mercury Basic Value Equity	$10,013,611	$10,013,611	$—
EQ/Mercury International Value	$6,132,449	$613,449	$—
EQ/MFS Emerging Growth Companies	$6,162,494	$6,162,494	$—
EQ/International Growth	$449,661	$449,661	$—
EQ/MFS Investors Trust	$1,920,258	$1,920,258	$—
EQ/Money Market	$5,218,907	$5,218,907	$—
EQ/Montag & Caldwell Growth	$1,962,445	$1,962,445	$—
EQ/MONY Diversified*	$8,079	$0	$71,862
EQ/MONY Equity Growth*	$7,080	$0	$74,353
EQ/MONY Equity Income*	$59,376	$17,188	$42,188

Portfolio***	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/MONY Money Market*	$826,232	$615,120	$211,112
EQ/PIMCO Real Return	$309,167	$113,728	$195,439
EQ/Short Duration Bond	$53,683	$0	$68,076
EQ/Small Company Index	$1,019,205	$1,019,205	$—
EQ/TCW Equity	$2,178,997	$2,122,471	$56,526
EQ/Technology*	$1,166,687	$1,066,182	$100,505
EQ/UBS Growth and Income	$941,021	$805,758	$135,263
EQ/Van Kampen Emerging Markets Equity	$5,407,575	$5,407,575	$—
EQ/Wells Fargo Montgomery Small Cap**	$6,700	$0	$49,826

*	The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

**	The EQ/Wells Fargo Montgomery Small Cap Portfolio commenced operations on October 1, 2004.

***	The EQ/Lord Abbett Growth and Income, EQ/Lord Abbett Large Cap Core, EQ/Lord Abbett Mid Cap Value, EQ/Van Kampen Comstock, EQ/Van Kampen Mid Cap Growth Portfolios, EQ/Ariel Appreciation II Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Evergreen International Bond Portfolio are not included in the table because they had no operations in 2004.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2005

Portfolio	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Alliance Common Stock	$	$	$
EQ/Alliance Growth and Income	$	$	$
EQ/Alliance Intermediate Government Securities	$	$	$
EQ/Alliance International	$	$	$
EQ/Alliance Large Cap Growth	$	$	$
EQ/Alliance Quality Bond	$	$	$
EQ/Alliance Small Cap Growth	$	$	$
EQ/Ariel Appreciation II**	$	$	$
EQ/Bear Stearns Small Company Growth	$	$	$
EQ/Bernstein Diversified Value	$	$	$
EQ/Boston Advisors Equity Income	$	$	$
EQ/Calvert Socially Responsible	$	$	$
EQ/Capital Guardian Growth	$	$	$
EQ/Capital Guardian International	$	$	$
EQ/Capital Guardian Research	$	$	$
EQ/Capital Guardian U.S. Equity	$	$	$
EQ/Caywood-Scholl High Yield Bond	$	$	$
EQ/Enterprise Capital Appreciation*	$	$	$
EQ/Enterprise Deep Value*	$	$	$
EQ/Enterprise Global Socially Responsive*	$	$	$

Portfolio	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Enterprise Moderate Allocation***	$	$	$
EQ/Enterprise Multi-Cap Growth*	$	$	$
EQ/Equity 500 Index	$	$	$
EQ/Evergreen International Bond**	$	$	$
EQ/Evergreen Omega	$	$	$
EQ/FI Mid Cap	$	$	$
EQ/FI Mid Cap Value	$	$	$
EQ/GAMCO Mergers and Acquisitions	$	$	$
EQ/GAMCO Small Company Value	$	$	$
EQ/Government Securities	$	$	$
EQ/Intermediate Term Bond	$	$	$
EQ/JPMorgan Core Bond	$	$	$
EQ/JPMorgan Value Opportunities	$	$	$
EQ/Janus Large Cap Growth	$	$	$
EQ/Lazard Small Cap Value	$	$	$
EQ/Legg Mason Value Equity**	$	$	$
EQ/Long Term Bond	$	$	$
EQ/Lord Abbett Growth and Income**	$	$	$
EQ/Lord Abbett Large Cap Core**	$	$	$
EQ/Lord Abbett Mid Cap Value**	$	$	$
EQ/Marsico Focus	$	$	$
EQ/Mercury Basic Value Equity	$	$	$
EQ/Mercury International Value	$	$	$
EQ/MFS Emerging Growth Companies	$	$	$
EQ/International Growth	$	$	$
EQ/MFS Investors Trust	$	$	$
EQ/Money Market	$	$	$
EQ/Montag & Caldwell Growth	$	$	$
EQ/MONY Diversified*	$	$	$
EQ/MONY Equity Growth*	$	$	$
EQ/MONY Equity Income*	$	$	$
EQ/MONY Money Market*	$	$	$
EQ/PIMCO Real Return	$	$	$
EQ/Short Duration Bond	$	$	$
EQ/Small Company Index	$	$	$
EQ/TCW Equity	$	$	$
EQ/UBS Growth and Income	$	$	$
EQ/Van Kampen Comstock**	$	$	$
EQ/Van Kampen Emerging Markets Equity	$	$		$—
EQ/Van Kampen Mid Cap Growth**	$	$	$
EQ/Wells Fargo Montgomery Small Cap	$	$	$

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**

The EQ/Lord Abbett Growth and Income, EQ/Lord Abbett Large Cap Core, EQ/Lord Abbett Mid Cap Value, EQ/Van Kampen Comstock and EQ/Van Kampen Mid Cap Growth Portfolios commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Legg Mason

Value Equity Portfolio and EQ/Evergreen International Bond Portfolio commenced operations on October 3, 2005, October 3, 2005 and October 17, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

The Advisers

The Manager has entered into an Advisory Agreement on behalf of EQ/MFS Emerging Growth Companies Portfolio, EQ/MFS Investors Trust Portfolio and EQ/International Growth Portfolio with MFS. The Manager has entered into an Advisory Agreement on behalf of EQ/Van Kampen Emerging Markets Equity Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio with MSIM Inc. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury Basic Value Equity Portfolio, EQ/Government Securities Portfolio, EQ/Intermediate Term Bond Portfolio, EQ/Long Term Bond Portfolio and EQ/Short Duration Bond Portfolio with Mercury. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury International Value Portfolio with MLIM International. The Manager has entered into an Advisory Agreement on behalf of EQ/Lazard Small Cap Value Portfolio with LAM. The Manager has entered into an Advisory Agreement on behalf of the EQ/JPMorgan Core Bond Portfolio and EQ/JPMorgan Value Opportunities Portfolio with JPMorgan. The Manager has entered into an Advisory Agreement on behalf of EQ/Evergreen Omega Portfolio and EQ/Evergreen International Bond Portfolio with Evergreen. The Manager has entered into an Advisory Agreement on behalf of Alliance Portfolios, EQ/Alliance Large Cap Growth Portfolio, EQ/Small Company Index Portfolio and EQ/Bernstein Diversified Value Portfolio with Alliance Capital. The Manager has entered into an Advisory Agreement on behalf of EQ/Capital Guardian Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio and EQ/Capital Guardian International Portfolio with Capital Guardian. The Manager has entered into Advisory Agreements on behalf of EQ/Calvert Socially Responsible Portfolio with Calvert and Bridgeway. The Manager has entered into an Advisory Agreement on behalf of EQ/Janus Large Cap Growth Portfolio with Janus. The Manager has entered into an Advisory Agreement on behalf on EQ/FI Mid Cap Value Portfolio and EQ/FI Mid Cap Portfolio with FMR. The Manager has entered into an Advisory Agreement on behalf EQ/Marsico Focus Portfolio with Marsico. The Manager has entered into an Advisory Agreement on behalf of EQ/Boston Advisors Equity Income Portfolio with Boston Advisors. The Manager has entered into an Advisory Agreement on behalf of EQ/TCW Equity Portfolio with TCW. The Manager has entered into an Advisory Agreement on behalf of EQ/UBS Growth and Income Portfolio with UBS Global AM. The Manager has entered into an Advisory Agreement on behalf of EQ/Montag & Caldwell Growth Portfolio with Montag & Caldwell. The Manager has entered into an Advisory Agreement on behalf of EQ/Caywood-Scholl High Yield Bond Portfolio with Caywood-Scholl. The Manager has entered into an Advisory Agreement on behalf of EQ/GAMCO Mergers and Acquisitions Portfolio and EQ/GAMCO Small Company Value Portfolio with GAMCO. The Manager has entered into an Advisory Agreement on behalf of EQ/Bear Stearns Small Company Growth Portfolio with Bear Stearns. The Manager has entered into an Advisory Agreement on behalf of EQ/PIMCO Real Return Portfolio with PIMCO. The Manager has entered into an Advisory Agreement on behalf of EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio and EQ/Lord Abbett Mid Cap Value Portfolio with Lord Abbett. The Manager has entered into an Advisory Agreement on behalf of the EQ/Wells Fargo Montgomery Small Cap Portfolio with Wells Capital Management. The Manager has entered into an Advisory Agreement on behalf of EQ/Money Market Portfolio with Dreyfus. The Manager has entered into an Advisory Agreement on behalf of EQ/Ariel Appreciation II Portfolio with Ariel. The Manager has entered into an Advisory Agreement on behalf of EQ/Legg Mason Value Equity Portfolio with Legg Mason.

The Board considered and approved the Advisory Agreements for the Portfolios based on a review of the factors it deemed relevant with respect to each Adviser, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser; (2) the Adviser’s management style; (3) the

Adviser’s performance record as well as the performance of each portfolio; (4) the qualifications and experience of the persons responsible for the day-to-day management of the Portfolio; (5) the Adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from its relationship with the Trust).

The Board, in examining the nature, quality and extent of the services to be provided by the Advisers to the Portfolios, reviewed the experience of each Adviser in serving as an adviser to comparable funds. The Board also noted the extensive responsibilities that each Adviser has as an adviser to the Portfolios, including the responsibility (1) to make investment decisions on behalf of its Portfolio, (2) to place all orders for the purchase and sale of investments for its Portfolio with brokers or dealers selected by AXA Equitable and/or the Adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Adviser’s portfolio managers with responsibility for the Portfolios and concluded that each Portfolio benefits from the quality and experience of the Adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as each Adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Adviser with respect to the Portfolio it advises and each Portfolio in comparison to a peer group and an appropriate benchmark, the expertise and performance of the Adviser’s personnel, and compliance with each portfolio’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Adviser’s historical performance record compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser’s costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the current fees paid to each Adviser in light of fees paid to other advisers by comparable funds and the method of computing the Adviser’s fee. The Board noted that, where applicable, the advisory fees reflect breakpoints which adjust the fees downward as the size of the Portfolios increase. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded the fee paid to each Adviser with respect to its Portfolio is fair and reasonable.

The Board also noted that each Adviser, through its relationship as an adviser to a Portfolio, may engage in soft dollar transactions. In this connection, the Board noted that while each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser’s relationship to the Portfolio are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement with respect to the relevant Portfolio was in the best interests of that Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

The tables below show the fees paid by the Manager to each Adviser during the years ended December 31, 2003, 2004 and 2005. Each Enterprise and MONY Portfolio had no investment operations of its own prior to July 9, 2004 but is the successor to a substantially similar investment company, as discussed in the

Prospectus. With respect to the Enterprise and MONY Portfolios, the tables below show the fees paid by Enterprise Capital Management, Inc. or MONY Life Insurance Company of America to the predecessor portfolio’s adviser. During the years ended December 31, 2003, 2004 and 2005, respectively, the respective manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio***	Advisory Fee Paid
EQ/Aggressive Stock**	$2,842,504
EQ/Alliance Common Stock	$19,768,801
EQ/Alliance Growth and Income	$6,134,737
EQ/Alliance Intermediate Government Securities	$2,035,581
EQ/Alliance International	$6,367,158
EQ/Alliance Large Cap Growth	$3,988,325
EQ/Alliance Quality Bond	$2,119,202
EQ/Alliance Small Cap Growth	$3,964,996
EQ/Balanced**	$5,699,850
EQ/Bear Stearns Small Company Growth*	$333,641
EQ/Bernstein Diversified Value	$2,895,880
EQ/Boston Advisors Equity Income	$119,716
EQ/Calvert Socially Responsible*	$70,787
EQ/Capital Guardian Growth*	$994,487
EQ/Capital Guardian International	$1,299,847
EQ/Capital Guardian Research	$2,709,615
EQ/Capital Guardian U.S. Equity	$1,992,404
EQ/Caywood-Scholl High Yield Bond	$253,909
EQ/Enterprise Capital Appreciation**	$214,782
EQ/Enterprise Deep Value**	$5,589
EQ/Enterprise Global Socially Responsive**	$7,688
EQ/Enterprise Moderate Allocation****	$1,638,579
EQ/Enterprise Multi-Cap Growth**	$240,785
EQ/Equity 500 Index	$957,039
EQ/Evergreen Omega	$295,483
EQ/FI Mid Cap	$2,145,038
EQ/FI Mid Cap Value	$3,913,641
EQ/GAMCO Mergers and Acquisitions**	$5,262
EQ/GAMCO Small Company Value	$1,318,561
EQ/Government Securities*	$122,911
EQ/High Yield**	$1,164,828
EQ/Intermediate Term Bond*	$71,172
EQ/International Equity Index*,**	$40,387
EQ/JPMorgan Core Bond	$1,852,144
EQ/JPMorgan Value Opportunities*	$1,812,081
EQ/Janus Large Cap Growth	$1,083,002
EQ/Lazard Small Cap Value	$2,604,776
EQ/Long Term Bond*	$101,985
EQ/Marsico Focus	$2,752,316
EQ/Mercury Basic Value Equity	$3,469,351
EQ/Mercury International Value*	$2,378,154
EQ/MFS Emerging Growth Companies	$2,770,075
EQ/International Growth*	$187,523

Portfolio***	Advisory Fee Paid
EQ/MFS Investors Trust	$853,677
EQ/Money Market	$2,083,840
EQ/Montag & Caldwell Growth	$712,597
EQ/MONY Diversified**	$1,314
EQ/MONY Equity Growth**	$1,158
EQ/MONY Equity Income**	$9,091
EQ/MONY Money Market**	$156,013
EQ/PIMCO Real Return	$114,847
EQ/Short Duration Bond*,**	$4,969
EQ/Small Company Index*	$91,298
EQ/TCW Equity Portfolio	$959,238
EQ/Technology**	$1,395,172
EQ/UBS Growth and Income	$333,069
EQ/Van Kampen Emerging Markets Equity	$2,180,431

*	No advisory fees were paid to Alliance on behalf of EQ/Small Company Index Portfolio or EQ/International Equity Index Portfolio prior to January 2, 2003. No advisory fees were paid to MLIM International on behalf of EQ/Mercury International Value Portfolio prior to December 12, 2003. No advisory fees were paid to Dreyfus, Wells Capital Management, Lord Abbett or MSIM, Inc. during the year ended December 31, 2003. No Advisory Fees were paid to Mercury on behalf of EQ/Intermediate Term Bond Portfolio, EQ/Long Term Bond Portfolio, EQ/Government Securities Portfolio or EQ/Short Duration Bond Portfolio in 2003. No advisory fees were paid to Bear Stearns on behalf of EQ/Bear Stearns Small Company Growth Portfolio, Capital Guardian on behalf of EQ/Capital Guardian Growth Portfolio, or JPMorgan on behalf of EQ/JPMorgan Value Opportunities Portfolio during the year ended December 31, 2003. No advisory fees were paid to Bridgeway on behalf of EQ/Calvert Socially Responsible Portfolio. No advisory fees were paid to MFS on behalf of the EQ/International Growth Portfolio.

**	EQ/GAMCO Mergers and Acquisitions Portfolio and EQ/Short Duration Bond Portfolio commenced operations on May 1, 2003. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003. The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

***	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio are not included in the table above because they had no operations during 2003.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio†	Advisory Fee Paid
EQ/Alliance Common Stock	$23,772,599
EQ/Alliance Growth and Income	$7,897,665
EQ/Alliance Intermediate Government Securities	$1,878,561
EQ/Alliance International	$7,959,282
EQ/Alliance Large Cap Growth	$5,297,594

Portfolio†	Advisory Fee Paid
EQ/Alliance Quality Bond	$3,889,885
EQ/Alliance Small Cap Growth	$4,972,391
EQ/Bear Stearns Small Company Growth*	$118,593
EQ/Bernstein Diversified Value	$4,354,112
EQ/Boston Advisors Equity Income	$68,568
EQ/Calvert Socially Responsible*	$138,866
EQ/Capital Guardian Growth*	$987,784
EQ/Capital Guardian International	$2,628,305
EQ/Capital Guardian Research	$3,421,751
EQ/Capital Guardian U.S. Equity	$3,292,787
EQ/Caywood-Scholl High Yield Bond	$86,848
EQ/Enterprise Capital Appreciation**	$79,106
EQ/Enterprise Deep Value**	$7,761
EQ/Enterprise Global Socially Responsive**	$7,026
EQ/Enterprise Moderate Allocation****	$522,300
EQ/Enterprise Multi-Cap Growth**	$78,589
EQ/Equity 500 Index	$1,185,864
EQ/Evergreen Omega	$831,342
EQ/FI Mid Cap	$4,016,384
EQ/FI Mid Cap Value	$5,459,765
EQ/GAMCO Mergers and Acquisitions	$11,699
EQ/GAMCO Small Company Value	$558,227
EQ/Government Securities*	$62,467
EQ/Intermediate Term Bond*	$31,825
EQ/JPMorgan Core Bond	$2,073,155
EQ/JPMorgan Value Opportunities*	$1,780,977
EQ/Janus Large Cap Growth	$1,431,239
EQ/Lazard Small Cap Value	$4,926,977
EQ/Long Term Bond*	$50,486
EQ/Marsico Focus	$5,900,459
EQ/Mercury Basic Value Equity	$6,154,433
EQ/Mercury International Value	$2,945,897
EQ/MFS Emerging Growth Companies	$3,011,452
EQ/International Growth	$68,064
EQ/MFS Investors Trust	$1,120,471
EQ/Money Market*	$1,797,426
EQ/Montag & Caldwell Growth	$254,812
EQ/MONY Diversified**	$826
EQ/MONY Equity Growth**	$726
EQ/MONY Equity Income**	$6,085
EQ/MONY Money Market**	$62,487
EQ/PIMCO Real Return	$49,140
EQ/Short Duration Bond*	$4,438
EQ/Small Company Index	$203,912
EQ/TCW Equity	$359,500
EQ/Technology**	$787,570
EQ/UBS Growth and Income	$117,880
EQ/Van Kampen Emerging Markets Equity	$3,801,057
EQ/Wells Fargo Montgomery Small Cap*,***	$4,736

*	No advisory fees were paid to MSIM, Inc. on behalf of EQ/Van Kampen Comstock, EQ/Van Kampen Mid Cap Growth for the year ending December 31, 2004. No advisory fees were paid to

Wells Capital Management prior to October 1, 2004 or Bear Stearns prior to December 13, 2004. No advisory fees were paid to JPMorgan on behalf of EQ/JPMorgan Value Opportunities Portfolio prior to December 13, 2004. No advisory fees were paid to Capital Guardian on behalf of EQ/Capital Guardian Growth Portfolio prior to December 13, 2004. No advisory fees were paid to Mercury on behalf of the EQ/Short Duration Bond, EQ/Government Securities, EQ/Intermediate Term Bond and EQ/Long Term Bond Portfolios in, 2004. No advisory fees were paid to MFS on behalf of the EQ/International Growth Portfolio. No Advisory fees were paid to Dreyfus or Bridgeway in 2004.

**	The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

***	The EQ/Wells Fargo Montgomery Small Cap Portfolio commenced operations on October 1, 2004.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

†	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large-Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio are not included in the table above because they had no operations in 2004.

CALENDAR YEAR ENDED DECEMBER 31, 2005

Portfolio	Advisory Fee Paid
EQ/Alliance Common Stock	$
EQ/Alliance Growth and Income	$
EQ/Alliance Intermediate Government Securities	$
EQ/Alliance International	$
EQ/Alliance Large Cap Growth	$
EQ/Alliance Quality Bond	$
EQ/Alliance Small Cap Growth	$
EQ/Ariel Appreciation II*	$
EQ/Bear Stearns Small Company Growth	$
EQ/Bernstein Diversified Value	$
EQ/Boston Advisors Equity Income	$
EQ/Calvert Socially Responsible	$
EQ/Capital Guardian Growth	$
EQ/Capital Guardian International	$
EQ/Capital Guardian Research	$
EQ/Capital Guardian U.S. Equity	$
EQ/Caywood-Scholl High Yield Bond	$
EQ/Enterprise Capital Appreciation**	$
EQ/Enterprise Deep Value**	$
EQ/Enterprise Global Socially Responsive**	$
EQ/Enterprise Moderate Allocation*,***	$
EQ/Enterprise Multi-Cap Growth**	$
EQ/Equity 500 Index	$
EQ/Evergreen International Bond*	$
EQ/Evergreen Omega	$
EQ/FI Mid Cap	$
EQ/FI Mid Cap Value	$

Portfolio	Advisory Fee Paid
EQ/GAMCO Mergers and Acquisitions	$
EQ/GAMCO Small Company Value	$
EQ/Government Securities	$
EQ/Intermediate Term Bond	$
EQ/JPMorgan Core Bond	$
EQ/JPMorgan Value Opportunities	$
EQ/Janus Large Cap Growth	$
EQ/Lazard Small Cap Value	$
EQ/Legg Mason Value Equity*	$
EQ/Long Term Bond	$
EQ/Lord Abbett Growth and Income*	$
EQ/Lord Abbett Large Cap Core*	$
EQ/Lord Abbett Mid Cap Value*	$
EQ/Marsico Focus	$
EQ/Mercury Basic Value Equity	$
EQ/Mercury International Value	$
EQ/MFS Emerging Growth Companies	$
EQ/International Growth*	$
EQ/MFS Investors Trust	$
EQ/Money Market*	$
EQ/Montag & Caldwell Growth	$
EQ/MONY Diversified**	$
EQ/MONY Equity Growth**	$
EQ/MONY Equity Income**	$
EQ/MONY Money Market**	$
EQ/PIMCO Real Return	$
EQ/Short Duration Bond	$
EQ/Small Company Index	$
EQ/TCW Equity	$
EQ/UBS Growth and Income	$
EQ/Van Kampen Comstock*	$
EQ/Van Kampen Emerging Markets Equity	$
EQ/Van Kampen Mid Cap Growth*	$
EQ/Wells Fargo Montgomery Small Cap	$

*	No advisory fees were paid to MSIM, Inc. on behalf of EQ/Van Kampen Comstock or EQ/Van Kampen Mid Cap Growth prior to April 29, 2005. No advisory fees were paid to Lord Abbett prior to April 29, 2005 on behalf of EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio and EQ/Lord Abbett Mid Cap Value Portfolio prior to May 1, 2005. No advisory fees were paid to Dreyfus on behalf of EQ/Money Market Portfolio prior to June 10, 2005. No advisory fees were paid to MFS on behalf of EQ/International Growth Portfolio prior to July 25, 2005. No advisory fees were paid to Bridgeway on behalf of the EQ/Calvert Socially Responsible Portfolio prior to June 13, 2005. No advisory fees were paid to Wellington on behalf of EQ/Managed Portfolio after September 9, 2005. No advisory fees were paid to Evergreen on behalf of EQ/Evergreen International Bond prior to October 17, 2005. No advisory fees were paid to Ariel on behalf of EQ/Ariel Appreciation II prior to October 3, 2005. No advisory fees were paid to Legg Mason on behalf of EQ/Legg Mason Value Equity prior to October 3, 2005. No advisory fees were paid to Mercury on behalf of EQ/Government Securities Portfolio, EQ/Intermediate Securities Portfolio, EQ/Long Term Bond Portfolio or EQ/Short Duration Bond Portfolio prior to December 2, 2005.

**	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity

Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

Portfolio	Name and Control Persons of the Sub-adviser

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Intermediate Government Securities

EQ/Alliance International

EQ/Alliance Large Cap Growth

EQ/Alliance Quality Bond

EQ/Alliance Small Cap Growth

EQ/Bernstein Diversified Value

EQ/Equity 500 Index

EQ/Small Company Index

Alliance Capital, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable.
EQ/Ariel Appreciation II	Ariel is a majority owned subsidiary of Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr.
EQ/Bear Stearns Small Company Growth	Bear Stearns is a wholly owned subsidiary of the Bear Stearns Companies, Inc., a publicly held company.
EQ/Boston Advisors Equity Income	Boston Advisors is an affiliate of Mercury and an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., a publicly held company.
EQ/Calvert Socially Responsible	Bridgeway is a privately held Texas corporation that is owned entirely by John Montgomery and his family.
Calvert is a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company.
EQ/Capital Guardian Growth EQ/Capital Guardian International EQ/Capital Guardian Research EQ/Capital Guardian U.S. Equity	Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.
EQ/Caywood-Scholl High Yield Bond	Caywood-Scholl is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG (“AGI”). AGI is owned by Allianz AG, a publicly held company.

Portfolio	Name and Control Persons of the Sub-adviser
EQ/Evergreen Omega EQ/Evergreen International Bond	Evergreen is a registered investment adviser and a wholly owned subsidiary of Wachovia Corporation (formerly First Union Corporation), a publicly held company
EQ/FI Mid Cap EQ/FI Mid Cap Value	FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock.[1]
EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	GAMCO is a wholly owned subsidiary of Gabelli Asset Management Inc. (“GAM”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GAM, the parent company of GAMCO.
EQ/JPMorgan Core Bond EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is a wholly owned subsidiary of JPMorgan Fleming Asset Management Holdings, Inc. and an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Janus Large Cap Growth	Janus is a direct subsidiary of Janus Capital Group Inc., a publicly held company with principal operations in the financial asset management business.
EQ/Lazard Small Cap Value	LAM is an indirect wholly owned subsidiary of Lazard Ltd, a publicly held company.
EQ/Legg Mason Value Equity	Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a publicly held company.
EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core EQ/Lord Abbett Mid Cap Value	Lord Abbett is owned by its partners.
EQ/Marsico Focus	Marsico is a wholly owned indirect subsidiary of Bank of America Corporation, a publicly held company.
EQ/Mercury Basic Value Equity EQ/Government Securities EQ/Intermediate Term Bond EQ/Long Term Bond EQ/Short Duration Bond	Mercury, a Delaware limited partnership, is jointly owned by a general partner, Princeton Services, Inc., and a limited partner, Merrill Lynch & Co., Inc., a publicly held company.
EQ/Mercury International Value	MLIM International is a company organized under the laws of England and Wales and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., a publicly held company.
EQ/MFS Emerging Growth Companies EQ/MFS Investors Trust EQ/International Growth	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, a publicly held diversified financial services organization.
EQ/Money Market	Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation, a publicly held company.
EQ/Montag & Caldwell Growth	Montag & Caldwell is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO Asset Management Holding N.V., a publicly held company.
EQ/PIMCO Real Return	PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a publicly held European-based, multinational insurance and financial services holding company.
EQ/TCW Equity	TCW is a wholly owned subsidiary of the TCW Group, Inc. Socíeté Générale Asset Management, S.A. (“SGAM”). SGAM holds a majority interest in the TCW Group Inc. SGAM is a wholly owned subsidiary of Socíeté Générale, S.A., a publicly held firm headquartered in Paris, France.
EQ/UBS Growth and Income	UBS Global AM is an indirect, wholly owned subsidiary of UBS AG, a publicly held company.
EQ/Van Kampen Emerging Markets Equity EQ/Van Kampen Comstock EQ/Van Kampen Mid Cap Growth	MSIM Inc. (which in certain instances does business as “Van Kampen”) is a direct subsidiary of Morgan Stanley, a publicly held company.
EQ/Wells Fargo Montgomery Small Cap	Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company.

[1]	The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Information regarding the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers’ and the Portfolio Managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Manager reserves the right, subject to approval of the Trust’s Board of Trustees, to appoint more than one sub-adviser to manage the assets of each fund. When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which the Adviser serves as an adviser. The Codes of Ethics of the Trust, AXA Equitable, the Distributors and the Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion of total Trust average daily net assets and 0.975% of the total Trust average daily net assets in excess of $30 billion, plus $30,000 per Portfolio. Pursuant to a sub-administration arrangement, the Manager has contracted with on JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services. For the years ended December 31, 2003, 2004 and 2005 the Trust paid $            , $             and $             to JPMorgan Services for sub-administrative services.

The tables below show the fees paid by the Trust for administrative services during the years ended December 31, 2003, 2004 and 2005. Each Enterprise and MONY Portfolio had no investment operations of its own prior to July 9, 2004 but is the successor to a substantially similar investment company, as discussed in the Prospectus. During the years ended, December 31, 2003, 2004 and 2005, respectively, the Trust paid the following fees to AXA Equitable for administrative services.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**, ***	Administration Fee
EQ/Aggressive Stock*	$346,994
EQ/Alliance Common Stock	$2,260,251
EQ/Alliance Growth and Income	$640,803
EQ/Alliance Intermediate Government Securities	$320,792
EQ/Alliance International	$384,236
EQ/Alliance Large Cap Growth	$252,001

Portfolio**, ***	Administration Fee
EQ/Alliance Quality Bond	$311,353
EQ/Alliance Small Cap Growth	$255,709
EQ/Balanced*	$727,787
EQ/Bernstein Diversified Value	$331,761
EQ/Calvert Socially Responsible	$35,071
EQ/Capital Guardian Growth	$94,994
EQ/Capital Guardian International	$90,506
EQ/Capital Guardian Research	$238,070
EQ/Capital Guardian U.S. Equity	$161,960
EQ/Equity 500 Index	$784,700
EQ/Evergreen Omega	$43,462
EQ/FI Mid Cap	$163,984
EQ/FI Mid Cap Value	$275,498
EQ/Government Securities†	$99,511
EQ/High Yield*	$170,515
EQ/Intermediate Term Bond†	$59,523
EQ/International Equity Index*	$16,852
EQ/JPMorgan Core Bond	$318,368
EQ/JPMorgan Value Opportunities	$185,732
EQ/Janus Large Cap Growth	$89,570
EQ/Lazard Small Cap Value	$171,516
EQ/Long Term Bond†	$82,803
EQ/Marsico Focus	$203,574
EQ/Mercury Basic Value Equity	$300,902
EQ/Mercury International Value	$193,026
EQ/MFS Emerging Growth Companies	$273,310
EQ/MFS Investors Trust	$99,728
EQ/Money Market	$612,200
EQ/MONY Diversified†,*	$12,706
EQ/MONY Equity Growth†,*	$12,677
EQ/MONY Equity Income†,*	$13,919
EQ/MONY Money Market†,*	$112,549
EQ/Small Company Index	$75,757
EQ/Technology*	$109,385
EQ/Van Kampen Emerging Markets Equity	$101,591

†	Reflects fees paid by predecessor portfolio to MONY Life Insurance Company of America.

*	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003. The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio are not included in the table above because they had no operations during 2003.

***	The predecessor portfolios to the EQ/Bear Stearns Small Company Growth, EQ/Boston Advisors Equity Income, EQ/Caywood-Scholl High Yield Bond, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/International Growth, EQ/Montag & Caldwell Growth, EQ/PIMCO Real Return, EQ/Short Duration Bond, EQ/TCW Equity, EQ/UBS Growth and Income and EQ/Enterprise Moderate Allocation Portfolios did not pay administration fees for 2003.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio***	Administration Fee
EQ/Alliance Common Stock	$2,651,022
EQ/Alliance Growth and Income	$758,375
EQ/Alliance Intermediate Government Securities	$284,603
EQ/Alliance International	$478,872
EQ/Alliance Large Cap Growth	$332,718
EQ/Alliance Quality Bond	$542,420
EQ/Alliance Small Cap Growth	$316,780
EQ/Bear Stearns Small Company Growth†	$24,551
EQ/Bernstein Diversified Value	$498,643
EQ/Boston Advisors Equity Income†	$22,494
EQ/Calvert Socially Responsible	$40,084
EQ/Capital Guardian Growth	$102,037
EQ/Capital Guardian International	$160,837
EQ/Capital Guardian Research	$287,271
EQ/Capital Guardian U.S. Equity	$269,087
EQ/Caywood-Scholl High Yield Bond†	$25,270
EQ/Enterprise Capital Appreciation†,*	$20,883
EQ/Enterprise Deep Value†,*	$15,067
EQ/Enterprise Global Socially Responsive†,*	$14,931
EQ/Enterprise Moderate Allocation****,†	$93,561
EQ/Enterprise Multi-Cap Growth†,*	$22,041
EQ/Equity 500 Index	$945,508
EQ/Evergreen Omega	$68,256
EQ/FI Mid Cap	$282,178
EQ/FI Mid Cap Value	$370,232
EQ/GAMCO Mergers and Acquisitions†	$15,314
EQ/GAMCO Small Company Value†	$65,872
EQ/Government Securities†	$78,394
EQ/Intermediate Term Bond†	$48,054
EQ/JPMorgan Core Bond	$350,107
EQ/JPMorgan Value Opportunities	$203,189
EQ/Janus Large Cap Growth	$106,279
EQ/Lazard Small Cap Value	$305,952
EQ/Long Term Bond†	$65,516
EQ/Marsico Focus	$423,369
EQ/Mercury Basic Value Equity	$495,302
EQ/Mercury International Value	$230,461
EQ/MFS Emerging Growth Companies	$280,791
EQ/International Growth†	$20,712
EQ/MFS Investors Trust	$117,997
EQ/Money Market	$477,388
EQ/Montag & Caldwell Growth†	$46,477
EQ/MONY Diversified†,*	$27,662
EQ/MONY Equity Growth†,*	$27,638
EQ/MONY Equity Income†,*	$28,968
EQ/MONY Money Market†,*	$85,157
EQ/PIMCO Real Return†	$21,716
EQ/Short Duration Bond†	$16,006
EQ/Small Company Index	$135,854

Portfolio***	Administration Fee
EQ/TCW Equity†	$47,672
EQ/Technology*	$43,051
EQ/UBS Growth and Income†	$29,955
EQ/Van Kampen Emerging Markets Equity	$155,064
EQ/Wells Fargo Montgomery Small Cap**	$7,789

†	Prior to July 9, 2004, reflects fees paid by predecessor portfolio to Enterprise Capital Management, Inc. or MONY Life Insurance Company of America.

*	The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market were discontinued on September 9, 2005.

**	The EQ/Wells Fargo Montgomery Small Cap Portfolio commenced operations on October 1, 2004.

***	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio are not included in the table above because they had no operations in 2004.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2005

Portfolio	Administration Fee
EQ/Alliance Common Stock	$
EQ/Alliance Growth and Income	$
EQ/Alliance Intermediate Government Securities	$
EQ/Alliance International	$
EQ/Alliance Large Cap Growth	$
EQ/Alliance Quality Bond	$
EQ/Alliance Small Cap Growth	$
EQ/Ariel Appreciation II**	$
EQ/Bear Stearns Small Company Growth	$
EQ/Bernstein Diversified Value	$
EQ/Boston Advisors Equity Income	$
EQ/Calvert Socially Responsible	$
EQ/Capital Guardian Growth	$
EQ/Capital Guardian International	$
EQ/Capital Guardian Research	$
EQ/Capital Guardian U.S. Equity	$
EQ/Caywood-Scholl High Yield Bond	$
EQ/Enterprise Capital Appreciation*	$
EQ/Enterprise Deep Value*	$
EQ/Enterprise Global Socially Responsive*	$
EQ/Enterprise Moderate Allocation***	$
EQ/Enterprise Multi-Cap Growth*	$
EQ/Equity 500 Index	$
EQ/Evergreen International Bond**	$
EQ/Evergreen Omega	$
EQ/FI Mid Cap	$

Portfolio	Administration Fee
EQ/FI Mid Cap Value	$
EQ/GAMCO Mergers and Acquisitions	$
EQ/GAMCO Small Company Value	$
EQ/Government Securities	$
EQ/Intermediate Term Bond	$
EQ/JPMorgan Core Bond	$
EQ/JPMorgan Value Opportunities	$
EQ/Janus Large Cap Growth	$
EQ/Lazard Small Cap Value	$
EQ/Legg Mason Value Equity**	$
EQ/Long Term Bond	$
EQ/Lord Abbett Growth and Income**	$
EQ/Lord Abbett Large Cap Core**	$
EQ/Lord Abbett Mid Cap Value**	$
EQ/Marsico Focus	$
EQ/Mercury Basic Value Equity	$
EQ/Mercury International Value	$
EQ/MFS Emerging Growth Companies	$
EQ/International Growth	$
EQ/MFS Investors Trust	$
EQ/Money Market	$
EQ/Montag & Caldwell Growth	$
EQ/MONY Diversified*	$
EQ/MONY Equity Growth*	$
EQ/MONY Equity Income*	$
EQ/MONY Money Market*	$
EQ/PIMCO Real Return*	$
EQ/Short Duration Bond	$
EQ/Small Company Index	$
EQ/TCW Equity	$
EQ/UBS Growth and Income	$
EQ/Van Kampen Comstock**	$
EQ/Van Kampen Emerging Markets Equity	$
EQ/Van Kampen Mid Cap Growth**	$
EQ/Wells Fargo Montgomery Small Cap	$

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio commenced operations on October 3, 2005, October 17, 2005 and October 3, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

The Distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Distributors”), by which AXA Advisors and AXA Distributors serve as Distributors for the Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA shares and Class IB shares of the Portfolios (“Distribution Agreements”) were reapproved by the Board of Trustees on July 13, 2005 with respect to each Portfolio (other than the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio). The Distribution Agreements were approved by the Board of Trustees with respect to EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio on July 13, 2005. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement (“Independent Trustees”) and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IB shares of the Portfolios Class IB Distribution Plan. Under the Class IB Distribution plan, each Portfolio is authorized to pay the Distributors an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Distributors under the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares. For the Class IA shares the Distributors or their affiliates will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

The Board of Trustees of the Trust, including the Independent Trustees, considered the reapproval of the Class IB Distribution Plan with respect to each Portfolio (other than the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio) at a meeting on July 13, 2005, and the approval of the Class IB Distribution Plan with respect to the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio at a meeting held on July 13, 2005. In connection with its consideration of the Class IB Distribution Plan, the Board of Trustees was furnished a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to approve or reapprove the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Class IB Distribution Plan necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust. The Board noted that overall the distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including the Independent Trustees, approved the Plan and its continuance.

Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

AXA Equitable and the Distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributors also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Class IB Distribution Plan or Rule 12b-1 related agreement. In addition, annual continuance of a Rule 12b-1 related agreement must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 2005.

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Alliance Common Stock	$	$	$
EQ/Alliance Growth and Income	$	$	$
EQ/Alliance Intermediate Government Securities	$	$	$
EQ/Alliance International	$	$	$
EQ/Alliance Large Cap Growth	$	$	$
EQ/Alliance Quality Bond	$	$	$
EQ/Alliance Small Cap Growth	$	$	$
EQ/Ariel Appreciation II**	$	$	$
EQ/Bear Stearns Small Company Growth	$	$	$
EQ/Bernstein Diversified Value	$	$	$
EQ/Boston Advisors Equity Income	$	$	$
EQ/Calvert Socially Responsible	$	$	$
EQ/Capital Guardian Growth	$	$	$
EQ/Capital Guardian International	$	$	$
EQ/Capital Guardian Research	$	$	$
EQ/Capital Guardian U.S. Equity	$	$	$
EQ/Caywood-Scholl High Yield Bond	$	$	$
EQ/Enterprise Capital Appreciation*	$	$	$
EQ/Enterprise Deep Value*	$	$	$
EQ/Enterprise Global Socially Responsive*	$	$	$
EQ/Enterprise Moderate Allocation***	$	$	$
EQ/Enterprise Multi-Cap Growth*	$	$	$
EQ/Equity 500 Index	$	$	$
EQ/Evergreen International Bond**	$	$	$
EQ/Evergreen Omega	$	$	$
EQ/FI Mid Cap	$	$	$
EQ/FI Mid Cap Value	$	$	$
EQ/GAMCO Mergers and Acquisitions	$	$	$
EQ/GAMCO Small Company Value		$	$
EQ/Government Securities	$	$	$
EQ/Intermediate Term Bond	$	$	$

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/JPMorgan Core Bond	$	$	$
EQ/JPMorgan Value Opportunities	$	$	$
EQ/Janus Large Cap Growth	$	$	$
EQ/Lazard Small Cap Value	$	$	$
EQ/Legg Mason Value Equity**	$	$	$
EQ/Long Term Bond	$	$	$
EQ/Lord Abbett Growth and Income**	$	$	$
EQ/Lord Abbett Large Cap Core**	$	$	$
EQ/Lord Abbett Mid Cap Value**	$	$	$
EQ/Marsico Focus	$	$	$
EQ/Mercury Basic Value Equity	$	$	$
EQ/Mercury International Value	$	$	$
EQ/MFS Emerging Growth Companies	$	$	$
EQ/International Growth	$	$	$
EQ/MFS Investors Trust	$	$	$
EQ/Money Market	$	$	$
EQ/Montag & Caldwell Growth	$	$	$
EQ/MONY Diversified*	$	$	$
EQ/MONY Equity Growth*	$	$	$
EQ/MONY Equity Income*	$	$	$
EQ/MONY Money Market*	$	$	$
EQ/PIMCO Real Return	$	$	$
EQ/Short Duration Bond	$	$	$
EQ/Small Company Index	$	$	$
EQ/TCW Equity	$	$	$
EQ/UBS Growth and Income	$	$	$
EQ/Van Kampen Comstock**	$	$	$
EQ/Van Kampen Emerging Markets Equity	$	$	$
EQ/Van Kampen Mid Cap Growth**	$	$	$
EQ/Wells Fargo Montgomery Small Cap	$	$	$

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Growth Portfolio commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio commenced operations on October 3, 2005, October 17, 2005 and October 3, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over the counter or listed, and that listed securities may be purchased in the over the counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio’s portfolio transactions. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis. A Portfolio may seek to recapture only soliciting broker-dealer fees on the tender of portfolio securities. From time to time, the Trustees will review whether the recapture for the benefit of the Portfolios of some portion of the brokerage commissions or similar fees paid by the Portfolios on portfolio transactions is legally permissible and advisable.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, anonymity, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios. For the fiscal year ended December 31, 2004, certain of the Advisers allocated a substantial portion of their applicable Portfolio’s brokerage business to brokers that provided such research services.

During the years ended December 31, 2003, 2004 and 2005, respectively, the Portfolios paid the amounts indicated in brokerage commissions:

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Brokerage Commissions Paid
EQ/Aggressive Stock*	$7,055,777
EQ/Alliance Common Stock	$25,341,176
EQ/Alliance Growth and Income	$3,507,629
EQ/Alliance Intermediate Government Securities	$—
EQ/Alliance International	$2,541,330
EQ/Alliance Large Cap Growth	$2,053,338
EQ/Alliance Quality Bond	$—
EQ/Alliance Small Cap Growth	$3,150,193
EQ/Balanced*	$4,225,582
EQ/Bear Stearns Small Company Growth	$311,745
EQ/Bernstein Diversified Value	$1,577,654
EQ/Boston Advisors Equity Income	$104,128
EQ/Calvert Socially Responsible	$58,331
EQ/Capital Guardian Growth	$430,403
EQ/Capital Guardian International	$357,931
EQ/Capital Guardian Research	$703,480
EQ/Capital Guardian U.S. Equity	$659,530
EQ Caywood-Scholl High Yield Bond	$—
EQ/Enterprise Capital Appreciation*	$105,584
EQ/Enterprise Deep Value*	$2,530
EQ/Enterprise Global Socially Responsive*	$6,451
EQ/Enterprise Moderate Allocation***	$999,460
EQ/Enterprise Multi-Cap Growth*	$340,965
EQ/Equity 500 Index	$253,288
EQ/Evergreen Omega	$361,921
EQ/FI Mid Cap	$3,454,535
EQ/FI Mid Cap Value	$3,711,988

Portfolio**	Brokerage Commissions Paid
EQ/GAMCO Mergers and Acquisitions**	$3,585
EQ/GAMCO Small Company Value	$145,158
EQ/Government Securities	$—
EQ/High Yield*	$22,030
EQ/Intermediate Term Bond	$—
EQ/International Equity Index*	$92,128
EQ/JPMorgan Core Bond	$195,295
EQ/JPMorgan Value Opportunities	$661,490
EQ/Janus Large Cap Growth	$265,135
EQ/Lazard Small Cap Value	$2,380,313
EQ/Long Term Bond	$—
EQ/Marsico Focus	$1,720,608
EQ/Mercury Basic Value Equity	$1,676,199
EQ/Mercury International Value	$2,329,445
EQ/MFS Emerging Growth Companies	$2,859,835
EQ/MFS International Growth	$44,314
EQ/MFS Investors Trust	$631,208
EQ/Money Market	$—
EQ/Montag & Caldwell Growth	$243,062
EQ/MONY Diversified*	$2,613
EQ/MONY Equity Growth*	$2,328
EQ/MONY Equity Income*	$26,105
EQ/MONY Money Market*	$—
EQ/PIMCO Real Return	$—
EQ/Short Duration Bond**	$—
EQ/Small Company Index	$360,405
EQ/TCW Equity	$203,666
EQ/Technology*	$1,637,275
EQ/UBS Growth and Income	$217,958
EQ/Van Kampen Emerging Markets Equity	$1,116,255

*	The EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003. The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	EQ/GAMCO Mergers and Acquisitions Portfolio and EQ/Short Duration Bond Portfolio commenced operations on May 1, 2003. The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio are not included in the table above because they had no operations during 2003.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio***	Brokerage Commissions Paid
EQ/Alliance Common Stock	$18,571,487
EQ/Alliance Growth and Income	$2,752,521
EQ/Alliance Intermediate Government Securities	$—
EQ/Alliance International	$3,159,357
EQ/Alliance Large Cap Growth	$2,259,525
EQ/Alliance Quality Bond	$—
EQ/Alliance Small Cap Growth	$2,653,331
EQ/Bear Stearns Small Company Growth	$544,055
EQ/Bernstein Diversified Value	$2,025,292
EQ/Boston Advisors Equity Income	$120,689
EQ/Calvert Socially Responsible	$46,795
EQ/Capital Guardian Growth	$823,997
EQ/Capital Guardian International	$616,915
EQ/Capital Guardian Research	$447,013
EQ/Capital Guardian U.S. Equity	$509,225
EQ/Caywood-Scholl High Yield	$3,735
EQ/Equity 500 Index	$82,828
EQ/Enterprise Capital Appreciation*	$94,881
EQ/Enterprise Deep Value*	$4,954
EQ/Enterprise Global Socially Responsive*	$7,242
EQ/Enterprise Moderate Allocation****	$922,913
EQ/Enterprise Multi-Cap Growth*	$490,340
EQ/Evergreen Omega	$629,453
EQ/FI Mid Cap	$4,384,284
EQ/FI Mid Cap Value	$3,248,373
EQ/GAMCO Mergers and Acquisitions	$16,793
EQ/GAMCO Small Company Value	$244,815
EQ/Government Securities	$—
EQ/Intermediate Term Bond	$—
EQ/JPMorgan Core Bond	$192,636
EQ/JPMorgan Value Opportunities	$1,490,939
EQ/Janus Large Cap Growth	$342,073
EQ/Lazard Small Cap Value	$4,543,192
EQ/Long Term Bond	$—
EQ/Marsico Focus	$3,289,871
EQ/Mercury Basic Value Equity	$3,425,742
EQ/Mercury International Value	$1,381,308
EQ/MFS Emerging Growth Companies	$2,865,910
EQ/International Growth	$169,865
EQ/MFS Investors Trust	$665,831
EQ/Money Market	$—
EQ/Montag & Caldwell Growth	$292,797
EQ/MONY Diversified*	$4,189
EQ/MONY Equity Growth*	$3,939
EQ/MONY Equity Income*	$20,390
EQ/MONY Money Market*	$—
EQ/PIMCO Real Return	$5,334
EQ/Short Duration Bond	$—
EQ/Small Company Index	$274,699

Portfolio***	Brokerage Commissions Paid
EQ/TCW Equity		$207,412
EQ/Technology*	$
EQ/UBS Growth and Income		$135,494
EQ/Van Kampen Emerging Markets Equity		$1,444,070
EQ/Wells Fargo Montgomery Small Cap**		$12,780

*	The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	EQ/Wells Fargo Montgomery Small Cap Portfolio commenced operations on October 1, 2004.

***	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio are not included in the table above because they had no operations in 2004.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2005

Portfolio	Brokerage Commissions Paid
EQ/Alliance Common Stock	$
EQ/Alliance Growth and Income	$
EQ/Alliance Intermediate Government Securities	$
EQ/Alliance International	$
EQ/Alliance Large Cap Growth	$
EQ/Alliance Quality Bond	$
EQ/Alliance Small Cap Growth	$
EQ/Ariel Appreciation II**	$
EQ/Bear Stearns Small Company Growth	$
EQ/Bernstein Diversified Value	$
EQ/Boston Advisors Equity Income	$
EQ/Calvert Socially Responsible	$
EQ/Capital Guardian Growth	$
EQ/Capital Guardian International	$
EQ/Capital Guardian Research	$
EQ/Capital Guardian U.S. Equity	$
EQ/Caywood-Scholl High Yield	$
EQ/Equity 500 Index	$
EQ/Enterprise Capital Appreciation*	$
EQ/Enterprise Deep Value*	$
EQ/Enterprise Global Socially Responsive*	$
EQ/Enterprise Moderate Allocation***	$
EQ/Enterprise Multi-Cap Growth*	$
EQ/Evergreen International Bond**	$
EQ/Evergreen Omega	$
EQ/FI Mid Cap	$
EQ/FI Mid Cap Value	$
EQ/GAMCO Mergers and Acquisitions	$

Portfolio	Brokerage Commissions Paid
EQ/GAMCO Small Company Value	$
EQ/Government Securities	$
EQ/Intermediate Term Bond	$
EQ/JPMorgan Core Bond	$
EQ/JPMorgan Value Opportunities	$
EQ/Janus Large Cap Growth	$
EQ/Lazard Small Cap Value	$
EQ/Legg Mason Value Equity**	$
EQ/Long Term Bond	$
EQ/Lord Abbett Growth and Income**	$
EQ/Lord Abbett Large Cap Core**	$
EQ/Lord Abbett Mid Cap Value**	$
EQ/Marsico Focus	$
EQ/Mercury Basic Value Equity	$
EQ/Mercury International Value	$
EQ/MFS Emerging Growth Companies	$
EQ/International Growth	$
EQ/MFS Investors Trust	$
EQ/Money Market	$
EQ/Montag & Caldwell Growth	$
EQ/MONY Diversified*	$
EQ/MONY Equity Growth*	$
EQ/MONY Equity Income*	$
EQ/MONY Money Market*	$
EQ/PIMCO Real Return	$
EQ/Short Duration Bond	$
EQ/Small Company Index	$
EQ/TCW Equity	$
EQ/UBS Growth and Income	$
EQ/Van Kampen Comstock**	$
EQ/Van Kampen Emerging Markets Equity	$
EQ/Van Kampen Mid Cap Growth**	$
EQ/Wells Fargo Montgomery Small Cap	$

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio commenced operations on October 3, 2005, October 17, 2005 and October 3, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC (“Bernstein”) or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker dealer affiliated with an Adviser to the same Portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2003, 2004 and 2005, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or the Distributors or affiliates of the Advisers to each Portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Aggressive Stock*	Bernstein	$9,908	0.14%	0.48%

EQ/Alliance Common Stock	Bernstein	$3,428,519	13.53%	12.15%

EQ/Alliance Growth and Income	Bernstein	$103,095	2.94%	3.00%

EQ/Alliance Large Cap Growth	Bernstein	$62,044	3.02%	4.24%

EQ/Alliance Small Cap Growth	Bernstein	$3,355	0.11%	0.12%

EQ/Balanced*	Bernstein	$200,798	4.75%	0.93%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

EQ/Bernstein Diversified Value	Bernstein	$772,261	48.95%	53.45%

EQ/Enterprise Multi-Cap Growth*	Fred Alger & Co.	$172,566	50.61%	0.09%

EQ/Evergreen Omega	Bernstein	$1,775	0.49%	0.58%

	Wachovia Bank	$1,243	0.34%	0.29%

EQ/FI Mid Cap Value	Fidelity Investments	$294	0.01%	0.02%

EQ/GAMCO Small Company Value	Gabelli & Co., Inc.	$119,220	82.13%	0.26%

EQ/Marsico Focus	Bernstein	$22,246	1.29%	1.11%

EQ/Mercury Basic Value Equity	Bernstein	$79,310	4.73%	2.35%

	Merrill Lynch	$214,443	12.79%	10.55%

EQ/MFS International Growth	State Street Securities Global Markets, LLC	$2,073	4.68%	0.00%

EQ/Technology*	Bernstein	$30,509	1.86%	1.64%

EQ/UBS Growth and Income	UBS Securities	$3,295	1.51%	0.00%

EQ/Van Kampen Emerging Markets Equity	Morgan Stanley	$9,891	0.86%	0.20%

*	The EQ/Aggressive Stock and EQ/Balanced Portfolios were discontinued on August 15, 2003. The EQ/Technology Portfolio was discontinued on May 14, 2004. EQ/Enterprise Multi-Cap Growth Portfolio was discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio, EQ/Legg Mason Value Equity Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio are not included in the table above because they had no operations during 2003.

CALENDAR YEAR ENDED DECEMBER 31, 2004

Portfolio***	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Alliance Common Stock	Sanford C. Bernstein		$1,664,569	1.78%	10.79%

EQ/Alliance Growth and Income	Sanford C. Bernstein		$153,210	1.96%	5.28%

EQ/Alliance International	Sanford C. Bernstein		$25,127	0.73%	0.45%

EQ/Alliance Large Cap Growth	Sanford C. Bernstein		$122,491	0.72%	4.04%

EQ/Alliance Small Cap Growth	Sanford C. Bernstein		$65,907	0.11%	1.06%

EQ/Bernstein Diversified Value	Sanford C. Bernstein		$879,801	9.51%	46.77%

EQ/Calvert Socially Responsible	Sanford C. Bernstein		$124	0.00%	0.40%

EQ/Capital Guardian International	Sanford C. Bernstein		$704	0.00%	0.00%

EQ/Enterprise Capital Appreciation*	Sanford C. Bernstein		$330	0.35%	0.20%

EQ/Enterprise Deep Value*	Sanford C. Bernstein		$18	0.36%	0.05%

EQ/Enterprise Global Socially Responsive*	Sanford C. Bernstein		$16	0.22%	0.09%

EQ/Enterprise Moderate Allocation****	Sanford C. Bernstein		$2,467	0.27%	0.03%

EQ/Enterprise Multi-Cap Growth*	Fred Alger & Co.		$139,448	28.44%	3.93%

	Sanford C. Bernstein		$944	0.19%	0.08%

EQ/Evergreen Omega	Sanford C. Bernstein		$1,120	0.00%	0.21%

	Wachovia Bank		$312	0.00%	0.02%

EQ/GAMCO Mergers & Acquisition	Gabelli		$7,358	43.81%	4.08%

EQ/Lazard Small Cap Value	Lazard Freres		$2,330	0.00%	0.09%

EQ/Marsico Focus	Sanford C. Bernstein		$56,960	0.00%	1.91%

EQ/Mercury Basic Value Equity	Sanford C. Bernstein		$53,331	0.17%	1.68%

	Merrill Lynch		$423,086	3.77%	10.71%

EQ/Mercury International	Merrill Lynch & Co.		$16,293	1.18%	1.05%

	Sanford C. Bernstein		$12,264	0.36%	0.66%

EQ/MFS Emerging Growth Companies	Advest Inc.†		$1,436	0.00%	0.06%

EQ/MFS International Growth	State Street Securities		$18,724	11.02%	13.29%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein		$5,860	2.00%	0.29%

EQ/Small Company Value	Gabelli & Co., Inc.		$165,020	67.41%	1.37%

EQ/TCW Equity	Sanford C. Bernstein		$1,935	0.93%	0.36%

EQ/Technology*	Sanford C. Bernstein	$		%	%

EQ/UBS Growth & Income	UBS AG		$6,401	4.72%	0.96%

	Sanford C. Bernstein		$529	0.39%	0.10%

EQ/Van Kampen Emerging Markets Equity	Morgan Stanley		$2,877	0.00%	0.01%

EQ/Wells Fargo Montgomery Small Cap**	Sanford C. Bernstein		$5	0.00%	0.08%

*	The EQ/Technology Portfolio was discontinued on May 14, 2004. The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive and EQ/Enterprise Multi-Cap Growth Portfolios were discontinued on September 9, 2005.

**	The EQ/Wells Fargo Montgomery Small Cap Portfolio commenced operations on October 1, 2004.

***	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio are not included in the table above because they had no operations in 2004.

****	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

†	As of July 8, 2004, Advest, Inc. became an affiliate of the Manager as a result of the acquisition of The MONY Group, Inc. by AXA Financial. However as of December 2, 2005, Advest, Inc. is no longer an affiliate of the Manager.

CALENDAR YEAR ENDED DECEMBER 31, 2005

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Alliance Common Stock	Sanford C. Bernstein	$	%	%

EQ/Alliance Growth and Income	Sanford C. Bernstein	$	%	%

EQ/Alliance International	Sanford C. Bernstein	$	%	%

EQ/Alliance Large Cap Growth	Sanford C. Bernstein	$	%	%

EQ/Alliance Small Cap Growth	Sanford C. Bernstein	$	%	%

EQ/Ariel Appreciation II**		$	%	%

EQ/Bernstein Diversified Value	Sanford C. Bernstein	$	%	%

EQ/Calvert Socially Responsible	Sanford C. Bernstein	$	%	%

EQ/Capital Guardian International	Sanford C. Bernstein	$	%	%

EQ/Enterprise Capital Appreciation*	Sanford C. Bernstein	$	%	%

EQ/Enterprise Deep Value*	Sanford C. Bernstein	$	%	%

EQ/Enterprise Global Socially Responsive*	Sanford C. Bernstein	$	%	%

EQ/Enterprise Moderate Allocation***	Sanford C. Bernstein	$	%	%

EQ/Enterprise Multi-Cap Growth*	Fred Alger & Co.	$	%	%

EQ/Evergreen International Bond**	Sanford C. Bernstein	$	%	%

EQ/Evergreen Omega	Sanford C. Bernstein	$	%	%

	Wachovia Bank	$	%	%

EQ/GAMCO Mergers & Acquisition	Gabelli	$	%	%

EQ/Legg Mason Value Equity**		$	%	%

EQ/Lazard Small Cap Value	Lazard Freres	$	%	%

EQ/Lord Abbett Growth and Income**		$	%	%

EQ/Lord Abbett Large Cap Core**		$	%	%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Lord Abbett Mid Cap Value**		$	%	%

EQ/Marsico Focus	Sanford C. Bernstein	$	%	%

EQ/Mercury Basic Value Equity	Sanford C. Bernstein	$	%	%

	Merrill Lynch	$	%	%

EQ/Mercury International	Merrill Lynch & Co.	$	%	%

	Sanford C. Bernstein	$	%	%

EQ/MFS Emerging Growth Companies	Advest Inc.†	$	%	%

EQ/International Growth	State Street Securities	$	%	%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$	%	%

EQ/Small Company Value	Gabelli & Co., Inc.	$	%	%

EQ/TCW Equity	Sanford C. Bernstein	$	%	%

EQ/UBS Growth & Income	UBS AG	$	%	%

EQ/Van Kampen Comstock**	Sanford C. Bernstein	$	%	%

EQ/Van Kampen Emerging Markets Equity	Morgan Stanley	$	%	%

EQ/Van Kampen Mid Cap Growth**		$	%	%

EQ/Wells Fargo Montgomery Small Cap	Sanford C. Bernstein	$	%	%

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive and EQ/Enterprise Multi-Cap Growth Portfolios were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio commenced operations on October 3, 2005, October 17, 2005 and October 3, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2005, the following portfolios of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios of the Trust paid the brokerage commissions indicated:

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Alliance Common Stock	Sanford C. Bernstein	$	%	%

EQ/Alliance Growth and Income	Sanford C. Bernstein	$	%	%

EQ/Alliance International	Sanford C. Bernstein	$	%	%

EQ/Alliance Large Cap Growth	Sanford C. Bernstein	$	%	%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/Alliance Small Cap Growth	Sanford C. Bernstein	$	%	%
EQ/Ariel Appreciation II**		$	%	%
EQ/Bernstein Diversified Value	Sanford C. Bernstein	$	%	%
EQ/Calvert Socially Responsible	Sanford C. Bernstein	$	%	%
EQ/Capital Guardian International	Sanford C. Bernstein	$	%	%
EQ/Enterprise Capital Appreciation*	Sanford C. Bernstein	$	%	%
EQ/Enterprise Deep Value*	Sanford C. Bernstein	$	%	%
EQ/Enterprise Global Socially Responsive*	Sanford C. Bernstein	$	%	%
EQ/Enterprise Moderate Allocation***	Sanford C. Bernstein	$	%	%
EQ/Enterprise Multi-Cap Growth*	Fred Alger & Co.	$	%	%
EQ/Evergreen International Bond**	Sanford C. Bernstein	$	%	%
EQ/Evergreen Omega	Sanford C. Bernstein	$	%	%
	Wachovia Bank	$	%	%
EQ/GAMCO Mergers & Acquisition	Gabelli	$	%	%
EQ/Legg Mason Value Equity**		$	%	%
EQ/Lazard Small Cap Value	Lazard Freres	$	%	%
EQ/Lord Abbett Growth and Income**		$	%	%
EQ/Lord Abbett Large Cap Core**		$	%	%

Investments in Regular Broker-dealers

As of October 31, 2005, the funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Alliance Common Stock
EQ/Alliance Growth and Income
EQ/Alliance Intermediate Government Securities
EQ/Alliance International
EQ/Alliance Large Cap Growth
EQ/Alliance Quality Bond
EQ/Alliance Small Cap Growth
EQ/Ariel Appreciation II**
EQ/Bear Stearns Small Company Growth
EQ/Bernstein Diversified Value
EQ/Boston Advisors Equity Income
EQ/Calvert Socially Responsible
EQ/Capital Guardian Growth
EQ/Capital Guardian International
EQ/Capital Guardian Research
EQ/Capital Guardian U.S. Equity
EQ/Caywood-Scholl High Yield
EQ/Equity 500 Index
EQ/Enterprise Capital Appreciation*
EQ/Enterprise Deep Value*
EQ/Enterprise Global Socially Responsive*

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Enterprise Moderate Allocation***
EQ/Enterprise Multi-Cap Growth*
EQ/Evergreen International Bond**
EQ/Evergreen Omega
EQ/FI Mid Cap
EQ/FI Small/Mid Cap Value
EQ/GAMCO Mergers and Acquisitions
EQ/GAMCO Small Company Value
EQ/Government Securities
EQ/Intermediate Term Bond
EQ/JPMorgan Core Bond
EQ/JPMorgan Value Opportunities
EQ/Janus Large Cap Growth
EQ/Lazard Small Cap Value
EQ/Legg Mason Value Equity**
EQ/Long Term Bond
EQ/Lord Abbett Growth and Income**
EQ/Lord Abbett Large Cap Core**
EQ/Lord Abbett Mid Cap Value**
EQ/Marsico Focus
EQ/Mercury Basic Value Equity
EQ/Mercury International Value
EQ/MFS Emerging Growth Companies
EQ/International Growth
EQ/MFS Investors Trust
EQ/Money Market
EQ/Montag & Caldwell Growth
EQ/MONY Diversified*
EQ/MONY Equity Growth*
EQ/MONY Equity Income*
EQ/MONY Money Market*
EQ/PIMCO Real Return
EQ/Short Duration Bond
EQ/Small Company Index
EQ/TCW Equity
EQ/UBS Growth and Income
EQ/Van Kampen Comstock**
EQ/Van Kampen Emerging Markets Equity
EQ/Van Kampen Mid Cap Growth**
EQ/Wells Fargo Montgomery Small Cap

*	The EQ/Enterprise Capital Appreciation, EQ/Enterprise Deep Value, EQ/Enterprise Global Socially Responsive, EQ/Enterprise Multi-Cap Growth, EQ/MONY Diversified, EQ/MONY Equity Growth, EQ/MONY Equity Income and EQ/MONY Money Market Portfolios were discontinued on September 9, 2005.

**	The EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio commenced operations on April 29, 2005. The EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio commenced operations on October 3, 2005, October 17, 2005 and October 3, 2005, respectively.

***	Prior to September 9, 2005, the Allocation Portfolio was known as the “EQ/Enterprise Managed Portfolio.”

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio, except the Allocation Portfolios, to the applicable Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the advised funds, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix D to this SAI. With respect to the Allocation Portfolio, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by the Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the Portfolios’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators”: and click on “Proxy Voting” box under the “Investing Tools” column) and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its Classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•	The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange (“NYSE”) is open and would include some federal holidays. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr.

Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs), it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the Allocation Portfolio, as well as shares of open end mutual funds held by a Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectus.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Portfolio will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.

TAXATION

Each Portfolio is treated for federal income tax purposes as a separate entity. The Trust intends that each Portfolio will elect to be and will qualify each year to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock, securities or those currencies.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such Portfolio.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L of the Code or these Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each quarter in which to cure any non-compliance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a

PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A Portfolio may invest in certain futures and listed nonequity options (such as those on a stock index)—and certain foreign currency options and forward contracts with respect to which it makes a particular election—that will be “Section 1256 contracts.” Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Portfolio shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, the Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Portfolio has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Similarly, a Portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Each portfolio consists of Class IA shares and Class IB shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Trust.

Sullivan & Worcester, LLP, 1666 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March     , 2006 (File No. 811-07953), are incorporated by reference and made a part of this document.

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/Alliance Common Stock	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Alliance Growth and Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Alliance Intermediate Government Securities	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y
EQ/Alliance International	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Alliance Large Cap Growth	Y	Y	Y-5.0%	N	Y-20.0%	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Alliance Quality Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Alliance Small Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Ariel Appreciation II	Y	Y	Y-10%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Bear Stearns Small Company Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Bernstein Diversified Value	Y	Y	Y-10.0%	Y-33.3%	Y	Y	Y	N	Y	Y-10.0%	N	Y	Y	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Growth	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian International	Y	Y	Y-5.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y-5.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Capital Guardian U.S. Equity	Y	Y	Y-5.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Caywood-Scholl High-Yield Bond	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Evergreen Omega	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Evergreen International Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/FI Mid Cap	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/FI Mid Cap Value	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Government Securities	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	N	Y	Y	N	N	N
EQ/Intermediate Term Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Janus Large Cap Growth Portfolio	Y	Y	Y-25.0%	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Core Bond	Y	Y	Y-30.0%	N	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Legg Mason Value Equity	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lazard Small Cap Value	Y	Y	Y-15.0%(E)	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Long Term Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
EQ/Lord Abbett Growth & Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Mid Cap Value	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Marsico Focus Portfolio	Y-5.0%	Y	Y-33.3%	N	Y	Y	Y	Y-5.0%	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Mercury Basic Value Equity	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y-10.0%	N	Y	Y	N	Y	Y	Y
EQ/Mercury International Value	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/MFS Emerging Growth Companies	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/MFS Investors Trust	Y	Y	Y-10.0%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Money Market	Y	Y	Y	N	N	Y	Y	N	Y	N	N	N	Y	N	Y	Y	Y
EQ/Montag & Caldwell Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/PIMCO Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Short Duration Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Small Company Index	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/TCW Equity	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/Van Kampen Comstock	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Van Kampen Emerging Markets Equity	Y	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Van Kampen Mid Cap Growth	Y	Y	Y-33.3%	N	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Wells Fargo Montgomery Small Cap	Y	Y	Y-33.3%	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Fixed Income	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/Alliance Common Stock	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Alliance Growth and Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y-30%	Y	Y	N	N	Y	Y
EQ/Alliance Intermediate Government Securities	N	N	Y	N	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Alliance International	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Alliance Large Cap Growth	Y	Y	Y-20%	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Alliance Quality Bond	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
EQ/Alliance Small Cap Growth	Y	Y	Y-20%	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	Y	N	N	Y	Y
EQ/Ariel Appreciation II	Y	Y	Y	Y	Y	Y	Y-10%	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Bear Stearns Small Company Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Bernstein Diversified Value	Y	Y	Y-10%	Y	Y	N	Y-10%	Y	Y	Y	N	Y	Y	N	N	N	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y-10%	Y	Y	Y-5%	Y-15%	Y	Y	Y	Y-20%	N	N	N	Y	Y	Y
EQ/Capital Guardian Growth	N	N	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Capital Guardian International	Y	Y	Y	Y	Y	Y-10%	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Capital Guardian Research	N	N	Y-15%	Y	Y	Y-10%	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Capital Guardian U.S. Equity	N	N	Y	Y	Y	Y-10%	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Caywood-Scholl High Yield Bond	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	Y	N	N	Y	Y
EQ/Equity 500 Index	N	N	Y	Y	Y	Y	Y-15%	Y	Y	Y	N	Y	N	N	N	Y	Y
EQ/Evergreen Omega	Y	Y	Y-25%	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Evergreen International Bond	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/FI Mid Cap	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/FI Mid Cap Value	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y-5%	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Government Securities	N	N	Y	N	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	Y	Y	Y
EQ/Intermediate Term Bond	N	N	Y	Y	Y	N	Y-15%	Y	N	Y	N	Y	Y	N	Y	Y	Y
EQ/Janus Large Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/JPMorgan Core Bond	Y	Y	Y-25%	Y	Y	N	Y-15%	Y	Y	Y	N	Y	Y	Y	Y	Y	Y

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Fixed Income	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/JPMorgan Value Opportunities	Y	Y	Y-20%	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Lazard Small Cap Value	N	N	Y	Y	Y	N	Y-10%	Y	Y	Y	N	Y	Y	N	N	N	N
EQ/Legg Mason Value Equity	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Lord Abbett Growth & Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Lord Abbett Mid Cap Value	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Long Term Bond	N	N	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Marsico Focus Portfolio	Y	Y	Y-25%	Y	Y	Y	Y-15%	Y	Y	Y	Y-5%	N	Y	N	N	Y	Y
EQ/Mercury Basic Value Equity	N	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	N	N	N	Y	Y
EQ/Mercury International Value	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/MFS Emerging Growth Companies	Y	Y	Y-20%	Y	Y	N	Y-15%	Y	Y	Y	Y-5%	N	N	N	N	Y	Y
EQ/International Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/MFS Investors Trust	N	N	Y-20%	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Money Market	N	N	Y	Y	Y	N	Y-10%	Y	N	Y	N	Y	Y	N	N	N	N
EQ/Montag & Caldwell Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/PIMCO Real Return	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Short Duration Bond	N	N	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	Y	Y	Y
EQ/Small Company Index	N	N	Y	Y	Y	N	Y-15%	Y	Y	Y	N	N	Y	N	N	Y	Y
EQ/TCW Equity	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Van Kampen Comstock	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Van Kampen Emerging Markets Equity	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Van Kampen Mid Cap Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y
EQ/Wells Fargo Montgomery Small Cap	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	N	N	N	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/Alliance Common Stock	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Alliance Growth and Income	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Alliance Intermediate Government Securities	Y	Y	N	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y
EQ/Alliance International	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Alliance Large Cap Growth	Y	N	Y	Y	Y	N	Y-33.3%	Y	N	N	N	Y	Y	Y
EQ/Alliance Quality Bond	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Alliance Small Cap Growth	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Ariel Appreciation II	Y	N	Y	Y	Y	Y	Y-10%	N	Y	N	N	Y	Y	Y
EQ/Bear Stearns Small Company Growth	Y	N	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/Bernstein Diversified Value	Y	N	Y	Y	Y	Y	Y-10.0%	Y	N	N	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Growth	Y	N	Y	Y	Y	N	Y-25%	N	Y	N	N	Y	Y	Y
EQ/Capital Guardian International	Y	N	Y	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	Y
EQ/Capital Guardian Research	Y	N	Y	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	Y
EQ/Capital Guardian U.S. Equity	Y	N	Y	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	Y
EQ/Caywood-Scholl High Yield Bond	Y	Y	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Evergreen Omega	Y	N	Y	Y	Y	Y	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/Evergreen International Bond	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/FI Mid Cap	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/FI Mid Cap Value	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	N	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	N	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/Government Securities	Y	Y	N	N	Y	Y	Y	N	N	N	Y	Y	N	Y
EQ/Intermediate Term Bond	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Janus Large Cap Growth Portfolio	Y	Y-10%	Y	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y-10%
EQ/JPMorgan Core Bond	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	N	Y-25%	Y	Y	Y	Y	Y	Y	Y
EQ/Lazard Small Cap Value	Y	N	Y	Y	Y	N	Y-10.0%	Y	Y	N	N	Y	Y	Y
EQ/Legg Mason Value Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
EQ/Long Term Bond	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Growth & Income	Y	N	Y	Y	Y	Y-20.0%	Y-30.0%	N	Y	N	N	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	N	Y	Y	Y	Y-20.0%	Y-30.0%	N	Y	N	N	Y	Y	Y
EQ/Lord Abbett Mid Cap Value	Y	N	Y	Y	Y	Y-20.0%	Y-30.0%	N	Y	N	N	Y	Y	Y

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Concluded)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/Marsico Focus Portfolio	Y	Y-5%	Y	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y-5%
EQ/Mercury Basic Value Equity	Y	N	Y	Y	Y	N	Y-20.0%	Y	Y	N	N	Y	Y	Y
EQ/Mercury International Value	Y	N	Y	Y	Y	N	Y-25.0%	Y	Y	Y	Y	Y	Y	Y
EQ/MFS Emerging Growth Companies	Y	Y	Y	Y	Y	N	Y-30.0%	Y	Y	N	N	Y	Y	Y
EQ/International Growth	Y	N	Y	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y
EQ/MFS Investors Trust	Y	N	Y	Y	Y	N	Y-25.0%	Y	Y	N	N	Y	Y	Y
EQ/Money Market	N	N	N	N	Y	Y	Y	N	N	Y	N	Y	N	Y
EQ/Montag & Caldwell Growth	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y
EQ/PIMCO Real Return	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	N	Y	Y	Y
EQ/Short Duration Bond	Y	Y	Y	Y	Y	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	N	Y	Y	Y	Y	Y-30.0%	Y	Y	Y	N	Y	Y	Y
EQ/TCW Equity	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	N	Y	Y	Y	Y
EQ/Van Kampen Comstock	Y	N	Y	Y	Y	Y	Y	N	Y	N	N	Y	Y	Y
EQ/Van Kampen Emerging Markets Equity	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Van Kampen Mid Cap Growth	Y	N	Y	Y	Y	Y-33.3%	Y	N	Y	N	N	Y	Y	Y
EQ/Wells Fargo Montgomery Small Cap	Y	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets)

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category; the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Alliance Capital Management L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Small Company Index
Judith DeVivo		$		$
EQ/Alliance Common Stock
Seth Masters		$
EQ/Alliance Growth and Income
Aryeh Glatter		$
EQ/Alliance Intermediate Government Securities
Kewjin Yuoh		$		$
EQ/Alliance International
Seth Masters		$		$
EQ/Alliance Large Cap Growth
Thomas Kamp		$		$
EQ/Alliance Quality Bond
Alison Martier		$
EQ/Equity 500 Index
Judith DeVivo		$		$
EQ/Alliance Small Cap Growth
Bruce Aronow Samantha Lau Kumar Kirpalani		$		$
EQ/Bernstein Diversified Value
Marilyn Fedak John Mahedy John Phillips Chris Marx		$

Description of Any Material Conflicts

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2005

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”): Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.[1]

(iv)	Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

Ownership of Securities of the Funds as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Small Company Index
Judith DeVivo
EQ/Alliance Common Stock
Seth Masters
EQ/Alliance Growth and Income
Aryeh Glatter
EQ/Alliance Intermediate Government Securities
Kewjin Yuoh
EQ/Alliance International
Seth Masters
EQ/Alliance Large Cap Growth
Thomas Kamp
EQ/Alliance Quality Bond
Alison Martier
EQ/Equity 500 Index
Judith DeVivo
EQ/Alliance Small Cap Growth
Bruce Aronow
Samantha Lau
Kumar Kirpalani
EQ/Bernstein Diversified Value
Marilyn Fedak
John Mahedy
John Phillips
Chris Marx

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Ariel Appreciation (“Fund”) Ariel Capital Management, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John W. Rogers, Jr.	7	$9,411	1	$128	276	$9,848	0	0	0	0	3	$933

Description of Any Material Conflicts

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Potential conflicts of interest may arise, for example, between those accounts that have performance-based fees and those accounts that do not have such fees. Investment decisions are allocated across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation as of December 31, 2005

Mr. Rogers’ compensation is composed of (i) a base salary that is calculated based upon market factors for comparable CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of the Adviser; (iii) an annual incentive that is based upon goals set by the Adviser’s Board of Directors that are tied to the annual pre-tax performance of the funds he manages, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers executing various annual goals; (iv) a stock grant that is based upon Mr. Rogers’ contribution to the Adviser and his perceived value in the market place; and (v) a contribution to Mr. Rogers’ portion of the Adviser’s profit sharing plan that is based upon criteria used for all employees of the Adviser. There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon the successful execution of goals determined by the Adviser’s Board of Directors at the beginning of each year. Mr. Rogers, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of the Adviser, controls the Adviser.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John W. Rogers Jr.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Enterprise Moderate Allocation Portfolio (“Fund”) AXA Funds Management Group Unit (“Adviser”)
Names of Portfolio Managers	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Other Accounts Managed with Respect to Which the Advisory Fee is Based on the Performance of the Account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (2/28/05)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kenneth T. Kozlowski
Kenneth B. Beitler

Description of any Material Conflicts

The Allocation Portfolio and the other registered investment companies for which Messrs. Kozlowski and Beitler serve as the portfolio managers are each structured as a “fund of funds,” investing in other registered investment companies for which AXA Equitable serves as the investment manager. None of these portfolios is subject to an advisory fee that is based on the performance of the portfolio. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, Messrs. Kozlowski and Beitler are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of the Portfolio, on the one hand, and the other portfolios, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2005

Because Messrs. Kozlowski and Beitler both serve as officers and employees of AXA Equitable and their respective roles are not limited to serving as the portfolio managers of the Portfolios and other accounts managed by them. Their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Compensation for Messrs. Kozlowski and Beitler is not based on the Allocation Portfolio’s performance (whether or not pre- or after-tax basis and regardless of time period) or on the value of assets held in the Portfolio or of the Portfolio’s overall assets under management.

Ownership of Shares of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kenneth T. Kozlowski
Kenneth B. Beitler

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Bear Stearns Small Cap Growth (“Fund”) Bear Stearns Asset Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James O’ Shaughnessy

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

Portfolio managers and research analysts are compensated with an annual salary and incentive bonus. The salary generally accounts for less than half of their total income. In addition to product performance, they are paid based upon teamwork, asset growth, and contribution to the franchise. Product performance is examined relative to the appropriate benchmarks and to the appropriate peer groups on both one-year and three-year trailing time periods. All officers of the firm who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan. In addition, Senior Managing Directors are required to participate in the firm’s Capital Accumulation Plan through which they defer a significant portion of their annual compensation in exchange for company stock. These compensation plans are all subject to vesting schedules between three and five years aligning the employee’s interest with the firm’s and strengthening their commitment. In addition, Jim O’Shaughnessy, is under employment contract with the firm.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James O’Shaughnessy	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Boston Advisors, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Boston Advisers Equity Income
Michael J. Vogelzang	1	$187	0	0	100	$222	0	0	0	0	0	0
Timothy Woolston	1	$187	7	$230	20	$6.5	0	0	0	0	0	0
Shakeel Dewji	1	$187	0	0	181	$133	0	0	0	0	0	0
Douglas Riley	1	$187	1	$120	6	$136	0	0	0	0	0	0

Description of Any Material Conflicts

While the Adviser does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts and the personal trading activities of the members of the portfolio management team. The Adviser manages multiple mutual funds and separately managed accounts for institutional and individual clients (“Accounts”), each of which have distinct investment objectives and strategies, some similar to the Fund and others different. The Adviser does not manage hedge funds which greatly reduce the conflicts of interest that arise through side by side management of mutual and hedge funds. The Adviser or Adviser’s affiliate may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably. The Adviser does not receive performance based fees on any Account it manages.

Compensation for the fiscal year completed December 31, 2005

All of Boston Advisors, Inc. institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate and a bonus. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser, his compensation is based on the ability of the Adviser to meet established corporate goals and profitability guidelines established with Adviser’s parent company. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Boston Advisers Equity Income
Michael J. Vogelzang
Timothy Woolston
Shakeel Dewji
Douglas Riley

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Calvert Socially Responsible (“Fund”) Bridgeway Capital Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John N.R. Montgomery

Description of Any Material Conflicts

Actual or potential conflict of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

Mr. Montgomery’s compensation is affected by Bridgeway Funds’ performance in two ways. First, Bridgeway’s Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value have performance based fees that are a function of trailing five year performance relative to a market benchmark. This affects the total revues to and profits of Bridgeway Capital Management, Inc., of which Mr. Montgomery is majority shareholder. (However, by policy of the Adviser, Mr. Montgomery may receive only distributions form the Adviser in an amount equal to taxes incurred from corporate ownership due to the Adviser’s “S Corporation” status.) The second and more direct way the Mr. Montgomery’s compensation is tied to Bridgeway Funds’ performance is through his salary. Salaries for all full-time Adviser staff members, including Mr. Montgomery, have a component tied to the profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Bridgeway Funds’ performance through the performance based fee. Mr. Montgomery’s personal performance is a function of specific goals, which are integrity (weighted 20%), investment performance (weighed 40%), efficiency (weighed 10%), external communications (weighed 15%), and internal leadership (weighed 15%). The investment performance of Bridgeway Funds thus comprises almost half of the evaluation score that determines his salary. Mr. Montgomery is also the portfolio manager of separately managed accounts and other unaffiliated sub-advised mutual funds for Bridgeway Capital Management, Inc.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John N.R. Montgomery

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Caywood-Scholl High Yield Bond (“Fund”) Caywood-Scholl Capital Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Team Managed Eric Scholl	1	$215.8	2	$123.9	78	$1,336.9	0	0	0	0	0	0
Thomas Saake	1	$215.8	2	$123.9	78	$1,336.9	0	0	0	0	0	0
James Caywood, CFA	1	$215.8	2	$123.9	78	$1,336.9	0	0	0	0	0	0

Description of Any Material Conflicts

The Adviser’s portfolio managers face inherent conflicts of interest in their day-to-day management because they manage multiple accounts. For instance, to the extent that the Adviser’s Portfolio Managers manage accounts with different investment strategies, guidelines, and restrictions, they may from time to time be inclined to purchase securities for one account but not for another account. Additionally, some of the Adviser’s accounts managed by the Adviser’s Portfolio Managers have different fee structures which have the potential to be higher or lower, and in some cases significantly higher or lower, than the fees paid by the Portfolio. The differences in fee structures may provide an incentive to the the Adviser’s Portfolio Managers to allocate more favorable trades to the higher paying accounts. The effects of these inherent conflicts of interest are minimized by the fact that the Adviser has adopted and implemented policies and procedures for trade allocation that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably.

Compensation for the fiscal year completed December 31, 2005

The salary is fixed annually for each portfolio manager, the bonus is tied to overall profitability of the firm at a fixed percent, and the profit sharing contribution is up to 15% of salary and bonus limited to IRS guidelines. All accounts are managed on a team basis by the Portfolio management team and overall compensation applies with respect to all accounts. The benchmarks used for evaluating manager performance in reference to the Portfolio are the Merrill Lynch High Yield Master (Cash Pay) Index, Lehman Brothers High Yield Index, and the Citigroup High Yield Index. The peer group used for evaluating manager performance in reference to the Portfolio is: Atlantic Asset Management, Columbia Management Group, Inc., Fort Washington Investment Advisors, Inc., Oaktree Capital Management, LLC, Pacific Investment Management Company LLC (PIMCO), Post Advisory Group LLC, Seix Advisors, Shenkman Capital Management, Inc., T. Rowe Price, and TCW Group. Account performance is evaluated over 1, 3, 5, 7, and 10 year periods. Performance is evaluated on a pre-tax basis and is account weighted.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Eric Scholl	X
Thomas Saake	X
James Caywood, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian Growth (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Michael Ericksen
David Fisher
Alan J. Wilson
James Kang
Erich H. Stern

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

The Adviser uses a system of multiple portfolio managers in managing mutual fund assets (In addition, the Adviser’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers are paid competitive base salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. The benchmarks used to measure performance of the portfolio managers for the Portfolio include the Russell 1000 Growth Index and a customized Growth index based on the Lipper Growth Funds Index. Portfolio managers may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Michael Ericksen
David Fisher
Alan J. Wilson
James Kang
Erich H. Stern

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian International (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
David Fisher
Arthur Gromadzki
Richard Havas
Seung Kwak
Nancy Kyle
John Mant
Chris Reed
Lionel Sauvage
Nilly Sikorsky
Rudolf Staehelin

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

The Adviser uses a system of multiple portfolio managers in managing mutual fund assets (In addition, the Adviser’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers are paid competitive base salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. The benchmarks used to measure performance of the portfolio managers for the Portfolio include an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results from InterSEC. Portfolio managers may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
David Fisher
Arthur Gromadzki
Richard Havas
Seung Kwak
Nancy Kyle
John Mant
Chris Reed
Lionel Sauvage
Nilly Sikorsky
Rudolf Staehelin

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian Research (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Alan Wilson

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

RP coordinators are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For RP coordinators, benchmarks may include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure the performance of the RP coordinator for the Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. CGTC also separately compensates analysts for the quality of their research efforts. Investment professionals also may participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Alan Wilson

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian U.S. Equity (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Terry Berkemeier
Michael Ericksen
David Fisher
Karen Miller
Theodore Samuels
Eugene Stein
Alan Wilson

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

The Adviser uses a system of multiple portfolio managers in managing mutual fund assets (In addition, the Adviser’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers are paid competitive base salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. The benchmarks used to measure performance of the portfolio managers for the Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Portfolio managers may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Terry Berkemeier
Michael Ericksen
David Fisher
Karen Miller
Theodore Samuels
Eugene Stein
Alan Wilson

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Evergreen Investment Management Company, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Evergreen Omega
Maureen E. Cullinane
EQ/Evergreen International Bond
Anthony Norris
Peter Wilson
*	Includes EQ/Evergreen Omega ($ million in assets)

Description of Any Material Conflicts

The Fund’s portfolio manager may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. EIMC has strict policies and procedures, enforced through diligent monitoring by EIMC’s compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC

Compensation for the fiscal year completed December 31, 2005

Compensation.    Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

The investment performance component of Ms. Cullinane’s bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites.

The investment performance component of Mr. Noris’s bonus is determined based on comparisons to Lipper Global Income, Lipper Institutional Money Market and Lipper International Income composites.

The investment performance component of Mr. Wilson’s bonus is determined based on comparisons to Lipper Global Income, Lipper Institutional Money Market and Lipper International Income.

EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held with EIMC.

In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

•	medical, dental, vision and prescription benefits,

•	life, disability and long-term care insurance,

•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Evergreen Omega
Maureen E. Cullinane
EQ/Evergreen International Bond
Anthony Norris
Peter Wilson

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/FI Mid Cap (“Fund”) Fidelity Management & Research Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter Saperstone	5	$10,531	0	—	1	$155	1	0	0	—	0	—
*	Includes EQ/FI Mid Cap Portfolio ($1,354 million in assets).

Description of Any Material Conflicts

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation for the fiscal year completed December 31, 2005

As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the S&P MidCap 400 Index, the fund’s pre-tax investment performance within the Lipper Mid Cap Objective and the fund’s pre-tax investment performance within the Morningstar Mid-Cap Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Peter Saperstone	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/FI Mid Cap Value (“Fund”) Fidelity Management & Research Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Harmon	2	$3,905	0	0	0	0	0	0	0	0	0	0
Richard Fentin	5	$17,744	0	0	0	0	1	$14,328	0	0	0	0
*	Includes EQ/FI Mid Cap Value Portfolio ($1,748 million in assets).

Description of Any Material Conflicts

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation for the fiscal year completed December 31, 2005

As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. Each portfolio manager’s bonus is based on several components. The primary components of each portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over each portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR.

The portion of Mr. Harmon’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the equity small cap assets of the fund measured against the Russell 2000 Index, the pre-tax investment performance of the equity small cap assets of the fund within the Lipper Small Cap Objective and the pre-tax investment performance of the equity small cap assets of the fund within the Morningstar Small Cap Blend Category.

The portion of Mr. Fentin’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the equity mid cap assets of the fund measured against the Russell MidCap Value Index, the pre-tax investment performance of the equity mid cap assets of the fund within the Lipper Mid-Cap Value Funds Classification and the pre-tax investment performance of the equity mid cap assets of the fund within the Morningstar Mid Cap Value Category.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James Harmon	X
Richard Fentin	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
EQ/GAMCO Mergers and Acquisitions
Mario Gabelli
EQ/GAMCO Small Company Value
Mario Gabelli

Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates. The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2005

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/GAMCO Mergers and Acquisitions
Mario Gabelli	X
EQ/GAMCO Small Company Value
Mario Gabelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Janus Large Cap Growth (“Fund”) Janus Capital Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Marc Pinto	10	$7,390	2	$82,643	27	$477	0	0	0	0	0	0

Description of Any Material Conflicts

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation for the fiscal year completed December 31, 2005

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marc Pinto	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

JPMorgan Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/JPMorgan Value Opportunities (“Fund”)
Bradford L. Frishberg	1	$280	0	0	0	0	0	0	0	0	0	0
Alan H. Gutman	3	$2,145	1	$83	8	$636	0	0	0	0	0	0
EQ/JPMorgan Core Bond (“Fund”)
Timothy N. Neumann	0	0	9	$16,023	10	$1,101
Ronald Arons	4	$761	5	$1,997	39	$5,717
Jeffery J. Jackman	0	0	2	$8	4	$141

Description of Any Material Conflicts

The Chart above shows the number, type and market value as of December 31, 2005 of the accounts other than the fund that are managed by the Portfolio Manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2005

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). For the EQ/JPMorgan Core Bond Portfolio this benchmark is the Lehman Brothers Aggregate Bond Index and for the EQ/JPMorgan Value Opportunities Portfolio this benchmark is the Russell 1000 Value Index. Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/JPMorgan Core Bond
Timothy N. Neuman	X
Ronald Arons	X
Jeffry Jackman	X
EQ/JPMorgan Value Opportunities
Bradford L. Frishberg	X
Alan H. Gutman	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Lazard Small Cap Value (“Fund”) Lazard Asset Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Lacey
Patrick Mullin

Description of Any Material Conflicts

Material Conflicts Related to Management of Similar Accounts.    Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), the Adviser has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Adviser’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Adviser may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase the Adviser’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of the Adviser. Although the Adviser does not track each individual portfolio manager’s time dedicated to each account, the Adviser periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by the Adviser may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Adviser has procedures in place to address these conflicts. Additionally, the Adviser currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Compensation for the fiscal year completed December 31, 2005

The Adviser’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Adviser compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Adviser’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in the Adviser to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of the Adviser, from time to time. This plan gives certain the Adviser employees a permanent equity interest in the Adviser and an opportunity to participate in the future growth of the Adviser.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Andrew Lacey
Patrick Mullin

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Legg Mason Value Equity (“Fund”) Legg Mason Capital Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Mary Chris Gay	6	$2.4	16	8	0	0	0	0	1	$289	0	0

Description of Any Material Conflicts

The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

In the opinion of the investment manager for the Fund, the Portfolio Manager’s simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

Compensation as of December 31, 2005

The Portfolio Manager, Mary Chris Gay, is paid a fixed base salary and a bonus. Bonus compensation for Ms. Gay is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000
Mary Chris Gay	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Lord Abbett Growth and Income (“Fund”) Lord Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Eli M. Salzmann
Sholom Dinsky

Description of Any Material Conflicts

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2005

The Adviser compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

The Adviser provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Adviser-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Eli M. Salzmann
Sholom Dinsky

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Lord Abbett Large Cap Core (“Fund”) Lord Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel H. Frascerelli
Paul J. Volovich

Description of Any Material Conflicts

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2005

The Adviser compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation that takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

The Adviser provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Adviser-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Daniel H. Frascerelli
Paul J. Volovich

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Lord Abbett Mid Cap Value (“Fund”) Lord Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Edward K. von der Linde
Howard E. Hansen
Eileen Banko
David Builder

Description of Any Material Conflicts

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2005

The Adviser compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation that takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

The Adviser provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Adviser-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward K. von der Linde
Howard E. Hansen

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Marsico Focus (“Fund”) Marsico Capital Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Marsico	38	$26,652	12	$1,555	204	$23,951	0	0	0	0	0	0

Description of Any Material Conflicts

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the EQ/Marisco Focus Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation for the fiscal year completed December 31, 2005

Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices (such as the S&P 500 Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Mercury International Value (“Fund”) Merrill Lynch Investment Managers International Limited (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James Macmillan
Robert Weatherston

Description of Any Material Conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Compensation for the fiscal year completed December 31, 2005

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program.    The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary.    Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM’s formulaic portfolio manager compensation program include: investment performance relative to appropriate competitors or benchmarks (for the Portfolio such benchmark is the MSCI EAFE Index) over 1-, 3- and 5-year performance periods, on a pre-tax basis, and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus.    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus.    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. PMs therefore have a direct incentive to protect ML’s reputation for integrity.

Other Compensation Programs.    PMs who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program.

Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating PMs with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits.    Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Ownership of Securities as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James Macmillan
Robert Weatherston

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Mercury Advisors (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Mercury Basic Value Equity
Kevin Rendino
Robert Martarelli
EQ/Intermediate Term Bond
Todd Finkelstein
EQ/Long Term Bond
Todd Finkelstein
EQ/Short Duration Bond
Todd Finkelstein
EQ/Government Securities
Todd Finkelstein

Description of Any Material Conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Compensation for the fiscal year completed December 31, 2005

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program.    The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary.    Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM’s formulaic portfolio manager compensation program include: investment performance relative to appropriate competitors or benchmarks (for the Portfolio such benchmark is listed in the Prospectus) over 1-, 3- and 5-year performance periods, on a pre-tax basis, and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus.    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus.    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. PMs therefore have a direct incentive to protect ML’s reputation for integrity.

Other Compensation Programs.    PMs who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating PMs with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits.    Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Mercury Basic Value Equity
Kevin Rendino
Robert Martarelli
EQ/Intermediate Term Bond
Todd A. Finkelstein
EQ/Long Term Bond
Todd A. Finkelstein
EQ/Short Duration Bond
Todd A. Finkelstein
EQ/Government Securities
Todd A. Finkelstein

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

MFS Investment Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/MFS Emerging Growth Companies (“Fund”)
David Sette-Ducati
Eric B. Fishman
EQ/International Growth (“Fund”)
Barry Dargan
EQ/MFS Investors Trust (“Fund”)
T. Kevin Beatty
Nicole Zatlyn

Description of Any Material Conflicts

Potential Conflicts of Interest.    MFS seek to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

Compensation for the fiscal year completed December 31, 2005

Compensation.    Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/MFS Emerging Growth
David Sette-Ducati
Eric B. Fishman
EQ/International Growth
Barry Dargan
EQ/MFS Investors Trust
T. Kevin Beatty
Nicole Zatlyn

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Morgan Stanley Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Van Kampen Mid Cap Growth (“Fund”)
Dennis P. Lynch
David S. Cohen
Sam Chainani
Alexander Norton
EQ/Van Kampen Comstock (“Fund”)
B. Robert Baker
Jason Leder
Kevin Holt
EQ/Van Kampen Emerging Markets Equity (“Fund”)
Narayan Ramachandran
Ruchir Sharma
Paul Psaila

Description of Any Material Conflicts

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest that may arise as a result of advising multiple accounts.

Compensation for the fiscal year completed December 31, 2005

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) Awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Van Kampen Mid Cap Growth
Dennis P. Lynch
David S. Cohen
Sam Chainani
Alexander Norton
EQ/Van Kampen Comstock
B. Robert Baker
Jason Leder
Kevin Holt
EQ/Van Kampen Emerging Markets
Narayan Ramachandran
Ruchir Sharma
Paul Psaila

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Montag & Caldwell Growth (“Fund”) Montag & Caldwell, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	4	$4.1	0	0	8	$2.3	0	0	0	0	0	0

Description of Any Material Conflicts

Since all of the Adviser’s portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, the Adviser believes there is no conflict arising from its handling of multiple accounts. [However, potential conflicts may arise when allocating investment opportunities among multiple accounts. The Adviser has procedures in place that are reasonably designed to address these types of conflicts.] The strategies are similar across the board since the Adviser manages only one product — large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2005

The Executive Committee of the Adviser, consisting of Solon P. Patterson — Chairman, Ronald E. Canakaris — President and Chief Executive Officer and William A. Vogel — Executive Vice President, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and CEO responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ronald E. Canakaris	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/PIMCO Real Return (“Fund”) Pacific Investment Management Company LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
John Brynjolfsson	18	$36,722	16	$2,054	42	$9,459	0	0	0	0	0	0

Description of Any Material Conflicts

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2005

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”).

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John Brynjolfsson	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/TCW Equity (“Fund”) TCW Investment Management Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Blum
Stephen Burlingame

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2005

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated based on a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig Blum
Stephen Burlingame

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/UBS Growth and Income (“Fund”) UBS Global Asset Management (Americas) Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Leonard
Thomas Cole
Thomas Digenan
Scott Hazen

Description of Any Material Conflicts

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team, which includes Thomas Cole, Thomas Digenan and Scott Hazen, manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Adviser manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Adviser and the Portfolio have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation for the fiscal year completed December 31, 2005

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

The Adviser’s compensation and benefits programs are designed to provide investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of its investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

•	Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary    is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses    are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the Adviser’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. The Adviser strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of the Adviser’s clients. A portion of each portfolio manager’s bonus is based on the performance of each fund the portfolio manager manages compared to the fund’s broad-based index over a three-year rolling period.

UBS AG equity.    Many of the Adviser’s senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus”. This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. The Adviser feels this engages employees as partners in the firm’s success, and helps to maximize the integrated business strategy.

Partnership Incentive Program (PIP).    Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for the senior staff.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John Leonard
Thomas Cole
Thomas Digenan
Scott Hazen

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Wells Fargo Montgomery Small Cap (“Fund”) Wells Capital Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Stuart Roberts
Cam Philpott

Description of Any Material Conflicts

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2005

We believe that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people. Recruitment and retention are therefore key components of a firm’s success.

Wells Capital Management has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical portfolio performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here. The benchmark for the Portfolio is the Russell 2000 Growth Index. Performance is evaluated over one-year, three-year, and five-year periods, on a pre-tax basis.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital’s investment teams.

Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their Masters in Business Administration, the Chartered financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Stuart Roberts
Cam Philpott

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Proxy Voting Policy and Procedures

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.	GUIDELINES

A.	Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.	Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.	Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.	Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.	Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.	Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.	ADMINISTRATION OF POLICY

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

MERCURY ADVISORS

Proxy Voting Policies and Procedures

Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions —  akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties

In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

LAZARD ASSET MANAGEMENT LLC

Information Regarding Lazard’s Proxy Voting Policies

A. Introduction

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration	and Implementation of Proxy Voting Process

Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types	of Proposals

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts	of Interest

Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

E. How	to Obtain Information

A copy of Lazard’s Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard’s Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Summary

As an investment adviser J.P. Morgan Investment Management Inc. (“JPMorgan”), may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisors have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund are available upon request by contacting our Service Center at 1-800-480-4111.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Proxy Voting Guidelines

Evergreen Investments follows the proxy voting standards set out by ISS who is contracted to handles Evergreen’s proxy voting. The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

I.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	Are inside directors and sit on the audit, compensation, or nominating committees

•	Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.	Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.	Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.	Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.	Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy —Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance changes

•	excessive increases in authorized capital stock

•	unfair method of distribution

•	diminution of voting rights

•	adverse conversion features

•	negative impact on stock option plans

•	other alternatives such as spinoff

VIII.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

•	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.	State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.	Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	are interested directors and sit on the audit or nominating committee

•	are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.	Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

CAPITAL GUARDIAN TRUST COMPANY

Proxy Voting Policy and Procedures

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate Social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC, reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of nay material changes to the policy and procedures.

Effective Date

This policy is effective as of April 1, 2005.

FIDELITY FUND PROXY VOTING GUIDELINES

(including funds sub-advised by FMR Co.

for which FMR Co. has been granted voting authority)

March 2005

I.	General Principles

A.	Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals will generally be voted in accordance with the guidelines.

C.	Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D.	Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E.

The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.	Definitions (as used in this document)

A.	Large capitalization company — a company included in the Russell 1000 stock index.

B.	Small capitalization company — a company not included in the Russell 1000 stock index.

C.	Anti-takeover plan — includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D.	Poison Pill Plan — a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E.	Golden parachute — accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F.	Tin parachute — accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G.	Sunset provision — a condition in a charter or plan that specifies an expiration date.

H.	Greenmail — payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.	Directors

A.	Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

1.	An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a.	The poison pill includes a sunset provision of less than 5 years;

b.	The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c.	Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.	The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

B.	Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.	Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV.	Compensation

A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1.	(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms or board resolution, are met:

a.	The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3.	The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.	The granting of awards to non-employee directors is subject to management discretion.

5.	In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the equity proposed to be exchanged or repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.	Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A.	The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.	The anti-takeover plan includes the following:

1.	the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2.	the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3.	shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4.	the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5.	the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C.	It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D.	It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

FMR will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.	New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D.	Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Auditors

A.	FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.	FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.	Other

A.	Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring management to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expenses that should be appropriately accounted for.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot clearly be decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e., not being able to transact in the shares during this period). Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities:    Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

JANUS CAPITAL MANAGEMENT LLC

Proxy Voting

December 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus

Proxy Voting Guidelines (the “Janus Guidelines”). With respect to Janus’ non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus portfolio managers and Janus Capital’s Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus’ portfolio managers and Janus Capital’s Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital’s Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS’ in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund’s proxy voting record for the one-year period ending each June 30th is provided through Janus Capital’s website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund’s adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client’s account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client’s account representative and as otherwise displayed on Janus Capital’s website (Janus.com).

PROXY VOTING POLICY SUMMARY

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines. (Revised December 2004)

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

These policies and procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

Expensing of Stock Options

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm.

Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Best Practices Standards

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.	Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MARSICO CAPITAL MANAGEMENT, LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective October 1, 2004

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

1.    Scope of Policies and Procedures.    These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.    Voting Philosophy.    Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee.

3.	Responsibilities

(A)	Proxy Administrator

Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i)	Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo’s proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

(ii)	Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

(iii)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv)	Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B)	ISS

ISS has been delegated with the following responsibilities:

(i)	Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines;

(ii)	Vote and submit proxies in a timely manner;

(iii)	Handle other administrative functions of proxy voting;

(iv)	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(v)	Maintain records of votes cast; and

(vi)	Provide recommendations with respect to proxy voting matters in general.

(C)	Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D)	Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4.    Record Retention.    Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

(i)	A copy of these proxy voting polices and procedures;

(ii)	Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

(iii)	Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

(iv)	Records of each written client request for proxy voting records and Wells Capital Management’s written response to any client request (written or oral) for such records; and

(v)	Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5.    Disclosure of Policies and Procedures.    Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

July 29, 2003

BOSTON ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BAI management determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BAI management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge Records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	PROXY ISSUES

The full text of Egan-Jones’ Proxy Voting Principles and Guidelines may be obtained by calling 1-800-523-5903 or via our website at www.bostonadvisors.com.

THE TCW GROUP

PROXY VOTING GUIDELINES AND PROCEDURES

JANUARY 2006

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

OVERRIDES AND CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW. In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

GUIDELINES

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

GOVERNANCE

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

CAPITAL STRUCTURE

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

MERGERS AND RESTRUCTURING

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

BOARD OF DIRECTORS

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

ANTI-TAKEOVER PROVISIONS

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

COMPENSATION

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•	For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

SHAREHOLDER PROPOSALS

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

SOCIAL ISSUE PROPOSALS

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66 2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66 2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

REVISED JULY 2005

CAYWOOD-SCHOLL CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES

POLICY STATEMENT

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients’ proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients’ accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating)

should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has under performed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER’S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management, Inc., Gabelli Funds, LLC, Gabeli Securities, Inc. and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	VOTING PROCEDURES

1.	Custodian banks, outside brokerage firms and Gabelli & Companies clearing firms are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.	In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.	VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

APPENDIX A PROXY GUIDELINES

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying	greenmail

-Failure	to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock	split

-Stock	option or other executive compensation plan

-Finance	growth of company/strengthen balance sheet

-Aid	in restructuring

-Improve	credit rating

-Implement	a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between

PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

UBS GLOBAL ASSET MANAGEMENT

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

AND PROXY VOTING GUIDELINES AND POLICY

Policy Summary

Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2. In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•	Failure to provided required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

•	Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A.	General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM”) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.	GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:    Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2:    Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3:    Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4:    Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5:    Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B.	PROXY VOTING GUIDELINES — MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.	GENERAL GUIDELINES

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.	BOARD OF DIRECTORS & AUDITORS

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.	COMPENSATION

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

Policy	D-87	February 2004

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.	GOVERNANCE PROVISIONS

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g.	We will support proposals that enable shareholders to directly nominate directors.

5.	CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.	MERGERS, TENDER OFFERS & PROXY CONTESTS

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

Policy	D-88	February 2004

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.	ADMINISTRATIVE & OPERATIONS

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.	MISCELLANEOUS

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d.	In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

C.	PROXY VOTING DISCLOSURE GUIDELINES

•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

•	Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.	PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.	Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

2.	Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•	That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3.	Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:

•	That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

•	Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ compliance with relevant federal securities laws.

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Compliance Dates

The following compliance dates should be added to the Compliance Calendar:

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Other policies that may affect this policy include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Disclosures

The following disclosures are aligned with this policy:

•	Form ADV

•	Form N-PX

•	Form N-1A

•	Form N-2

•	Investment Company Shareholder Reports

•	Form N-CSR

•	Request for Proposals (RFPs)

BEAR STEARNS ASSET MANAGEMENT INC.

Proxy — Voting Policies and Procedures

Bear Stearns Asset Management Inc. (“BSAM”) has been authorized by the vast majority of its clients to vote proxies relating to the securities held in their portfolios. This authority carries with it the responsibility on BSAM’s part to analyze the issues connected with shareholder votes, evaluate the probable impact on share prices and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser’s proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Proxy-voting is therefore integral to an adviser’s investment management process.

At BSAM, the duty to monitor corporate developments and vote proxies falls upon its portfolio managers. Since BSAM’s portfolio managers acquire an enormously diverse and substantial number of securities, BSAM has determined to augment its internal research on corporate governance with the services of Institutional Shareholder Services, Inc. (“ISS”), an independent firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters and making objective voting recommendations intended to maximize shareholder value. ISS currently covers more than 10,000 domestic and 12,000 foreign shareholder votes each year.

Voting Procedures

Authority to Vote.    As part of its fiduciary duty as an investment adviser, BSAM votes proxies for all clients who have not expressly reserved proxy-voting responsibility to themselves. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies to themselves only if their governing instruments expressly provide therefor.

Independent Proxy Research.    All proxies received by BSAM from issuers of securities held in BSAM’s managed accounts are initially referred to ISS for its analysis and recommendation as to each matter being submitted for a vote. ISS’s recommendations are reported to the relevant BSAM portfolio managers who may or may not follow such recommendations depending upon the results of their own research and their familiarity with the companies and issues in question. Where and to the extent BSAM’s portfolio managers agree with an ISS recommendation regarding a specific vote, ISS will vote the proxies reflecting its recommendation on behalf of BSAM’s clients. Given the depth and breadth of ISS’s corporate governance research, and given its single-minded focus on the objective pursuit of shareholder value, it is expected that BSAM’s proxies will generally be voted in accordance with ISS’s recommendations.

Portfolio Manager Election/Proxy Committee.    In certain circumstances, one or more BSAM portfolio managers may disagree with an ISS recommendation and elect to vote one or more of its clients’ proxies differently. It is also possible that, with respect to a particular vote, a BSAM portfolio manager may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients with different investment objectives, risk profiles or time horizons. In each such case, the portfolio manager in question must notify BSAM’s Proxy Committee of such an election before instructing ISS to vote any proxies. The Proxy Committee is responsible for determining whether any of the portfolio managers involved in the election or BSAM has a conflict of interest which would affect the proxies being voted. BSAM’s Compliance Director will conduct the conflict investigation on behalf of the Proxy Committee and report his findings to the other members. If a conflict is found to exist, the portfolio manager challenging the ISS recommendation in question will not be permitted to vote the proxies and the proxies will be voted in accordance with ISS’s recommendation. Where ISS does not cover a company or otherwise cannot recommend a vote, BSAM’s portfolio managers will vote the proxies solely in accordance with their own views unless the Proxy Committee determines that a conflict of interest exists. If the Proxy Committee determines that a conflict of interest exists, the portfolio manager will refer the matter to his or her clients and recommend that they vote the proxies themselves. In any such case, the referral of a voting matter to clients will be undertaken jointly by the relevant portfolio managers and a member of BSAM’s Legal & Compliance group in order to make certain that the voting issue and its implications for the company in question are described and discussed in an even-handed manner, with full disclosure of the relevant conflict of interest.

Conflicts of Interest.    Any circumstance or relationship which would compromise a portfolio manager’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee. The Proxy Committee is comprised of BSAM’s General Counsel, Compliance Director, Chief Financial Officer, Chief Administrative Officer, Head of Operations and Chief Investment Officers (or their respective designees). The Proxy Committee will deem a conflict to exist whenever BSAM or one of its portfolio managers has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case where BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. Another example of a conflict of interest would be where BSAM or one of its portfolio managers is related to an incumbent director or a candidate seeking a seat on the board. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s portfolio managers from voting proxies where they disagree with ISS or ISS has given no voting recommendation. In addition, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its portfolio managers from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected a Chinese Wall around itself which is designed to prevent BSAM and its affiliates from influencing each other’s businesses and which has the consequential effect of minimizing inter-unit conflicts.

As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

•	a current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

•	the portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•	a third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the portfolio manager responsible for voting a proxy; or

•	a company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List.

Client Elections.    If a BSAM client who has authorized BSAM to vote proxies on its behalf nevertheless instructs BSAM to vote its proxy in a fashion different from ISS’s recommendation with respect to such vote, BSAM will vote the proxy in accordance with the client’s written instructions.

Securities on Loan.    When a security held in an account managed by BSAM is loaned to a third party, the loan agreement normally provides for the borrower to vote any proxies on shareholder matters that arise during the term of the loan. If, in the opinion of BSAM’s portfolio manager responsible for the account, it is important for any such proxy to be voted on behalf of client accounts notwithstanding the economic benefits attributable to the loan, the portfolio manager will arrange to terminate the loan prior to the date on which the proxy is to be voted. If the portfolio manager in question is uncertain as to whether a loan should be terminated in order to vote a proxy, he or she may refer the matter to the Proxy Committee for its determination.

Record-Keeping.    BSAM will, for a period of at least five years, maintain or have ready access to the following documents:

•	a copy of BSAM’s current Proxy-Voting Policies and Procedures.

•	a copy of each proxy statement received by BSAM regarding securities held on behalf of its clients (which may be obtained from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and maintained by ISS).

•	a record of each vote cast by BSAM on behalf of its clients (maintained by ISS).

•	a copy of any document created by BSAM that was material to a proxy vote on behalf of clients.

•	a copy of each written request received from a client as to how BSAM voted proxies on its behalf and a copy of any written response from BSAM to any oral or written client request for information as to how BSAM voted proxies on its behalf.

Where BSAM relies upon ISS to maintain any of the above records, it has obtained an undertaking from ISS to provide copies of such records promptly upon BSAM’s request.

Disclosure to Clients.    BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV. A copy of BSAM’s Proxy-Voting Policies and Procedures will also be made available to any client upon request. All BSAM clients will be provided with a contact at BSAM from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

ISS Performance Review.    Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services from both substantive and administrative viewpoints. Substantive review will focus on evaluations by BSAM’s portfolio managers as to whether ISS’s voting recommendations were consistent with the maximization of shareholder value. Administrative review will focus on the timeliness and completeness of ISS’s proxy-voting procedures.

ISS Recommendations

Following are BSAM’s voting policies with respect to the most common matters submitted for shareholder votes. These policies are based on ISS’s current voting recommendations.

OPERATIONAL MATTERS
Vote For:	Vote Against:	Vote Case-By-Case:
Minor By-Law or Charter Amendments	Adjournment of Meeting (absent compelling reasons to support the proposal)	Shareholder Proposals to Prohibit or Limit Auditors from Engaging in Non-Audit Services
Change of Corporate Name	Reduction of Quorum Requirements for Shareholder Meetings below a Majority (absent compelling reasons to support the proposal)	Audit Firm Rotation (taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.)
Management Proposals to Change Date, Time or Location of Annual Meeting (unless the proposed change is unreasonable)	Shareholder Proposals to Change Date, Time or Location of Annual Meeting (unless the current scheduling or location is unreasonable)
Ratification of Auditors (unless an auditor has a financial interest in or association with the company and is therefore not independent; fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position)	Transaction of Other Business

BOARD OF DIRECTORS
Vote For:	Vote Against:	Vote Case-By-Case:
Restoring Shareholder Ability to Remove Directors With or Without Cause	Proposals to Enable Management to Alter the Size of the Board Outside of a Specified Range Without Shareholder Approval	Proposals to Establish or Amend Director Qualifications (based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board)
Proposals Permitting Shareholders to Elect Directors to Fill Board Vacancies	Shareholder Proposals Requiring Two Candidates per Board Seat	Shareholder Proposals Requiring Positions of Chairman and CEO to be Held Separately (because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; and company performance)

BOARD OF DIRECTORS
Vote For:	Vote Against:	Vote Case-By-Case:
Shareholder Proposals Requiring a Majority or More of Directors to be Independent (unless the board composition already meets the proposed threshold by ISS’s definition of independence)	Classification or Declassification of the Board	Permission or Restoration of Cumulative Voting (relative to the company’s other governance provisions)
Proposals seeking to fix the board size or designate a range for the board size	Proposals Providing that Directors be Removed Only for Cause	Voting on Director Nominees in Uncontested Elections (examining the following factors: composition of the board & key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board)
Proposals to repeal classified boards and to elect all directors annually	Proposals Providing that Only Continuing Directors May Elect Replacements to Fill Board Vacancies	Proposals on Director and Officer Indemnification and Liability Protection (using Delaware law as a standard)
Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful (if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company and only if the director’s legal expenses would be covered)	Shareholder Proposals Mandating a Minimum Amount of Stock that Directors Must Own in Order to Qualify as Directors or to Remain on the Board	Shareholder Proposals asking for Open Access (taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of bard and director conduct)
Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors (if they currently do not meet that standard)	Shareholder Proposals to Limit the Tenure of Outside Directors	Shareholder Proposal asking for Adoption of holding or retention period for Executives (taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives)
Proposals to eliminate cumulative voting
Proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care
Indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

PROXY CONTESTS
Vote For:	Vote Against:	Vote Case-By-Case:
Shareholder Proposals to Adopt Confidential Voting, Independent Vote Tabulators and Independent Inspectors of Election (as long as the proposal includes a provision for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place; if the dissidents will not agree, the confidential voting policy is waived)		Director Nominees in Contested Elections (considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions)
Management Proposals to Adopt Confidential Voting		Reimbursement of Proxy Solicitation Expenses

ANTI-TAKEOVER DEFENSES AND VOTING-RELATED ISSUES
Vote For:	Vote Against:	Vote Case-By-Case:
Shareholder Proposals Requiring Shareholder Ratification of Poison Pills	Bylaw Amendments without Shareholder Consent	Shareholder Proposals to Redeem Poison Pills
Proposals to Allow or Simplify Shareholder Action by Written Consent	Proposals to Restrict or Prohibit Shareholder Actions by Written Consent	Management Proposals to Ratify Poison Pills
Proposals Removing Restrictions on the Right of Shareholders to Act Independently of Management	Proposals to Restrict or Prohibit Shareholder Ability to Call Special Meetings
Proposals to Restore Shareholder Ability to Remove Directors With or Without Cause	Proposals Providing that Directors May be Removed Only for Cause
Proposals Permitting Shareholders to Elect Directors to Fill Board Vacancies	Proposals Providing that Only Continuing Directors May Elect Replacements to Fill Board Vacancies
Amendment of Bylaws without Shareholder Consent (proposals giving the board the ability to amend the bylaws in addition to shareholders)	Shareholder Proposals Mandating a Minimum Amount of Stock that Directors Must Own in Order to Qualify as Directors or to Remain on the Board	Advance Notice Requirements for Shareholder Proposals/Nominations (giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible)
Shareholder Proposals to Limit the Tenure of Outside Directors

MERGERS AND CORPORATE RESTRUCTURINGS
Vote For:	Vote Against:	Vote Case-By-Case:
Proposals to Provide Shareholders with Appraisal Rights.	Forming a Holding Company if the Transaction Involves an Adverse Change in Shareholder Rights (absent compelling financial reasons to recommend the transaction)	Purchases of Assets (considering the following factors: purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; and non-completion risk)
Proposals to Restructure Debt if Disapproval is Likely to Result in a Bankruptcy Filing		Sales of Assets (considering the following factors: impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; and conflicts of interest)
Conversion of Securities if Disapproval would Result in Either Onerous Penalties or a Bankruptcy Filing		Bundled or Conditioned Proposals (in the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals)
Proposals to Liquidate if Disapproval would Result in a Bankruptcy Filing		Conversion of Securities (when evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest)
Private Placements if Disapproval is Likely to Result in a Bankruptcy Filing		Issuances of New Common or Preferred Shares in Connection with Corporate Reorganizations, Debt Restructuring, Prepackaged Bankruptcy Plans, Reverse Leveraged Buyouts or Wrap Plans (considering the following factors: dilution to existing shareholders’ position; terms of the offer; financial issues; management’s efforts to pursue other alternatives; control issues; and conflicts of interest)
Formation of Holding Companies (considering the following factors: the reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company)
Going Private Transactions (LBOs and Minority Squeezeouts) (considering the following factors: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and non-completion risk)

MERGERS AND CORPORATE RESTRUCTURINGS
Vote For:	Vote Against:	Vote Case-By-Case:
Joint Ventures (considering the following factors: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk)
Liquidations (considering the following factors: management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation)
Mergers and Acquisitions (determining whether the transaction enhances shareholder value by giving consideration to the following: prospects of the combined company; anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure and conflicts of interest)
Private Placements/Warrants/Convertible Debentures (when evaluating these proposals, the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest)
Spinoffs (depending on: tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes and changes in the capital structure).
Shareholder Proposals Seeking to Maximize Shareholder Value by Hiring a Financial Advisor to Explore Strategic Alternatives, Selling the Company or Liquidating the Company and Distributing the Proceeds to Shareholders (considering the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor)

STATE OF INCORPORATION
Vote For:	Vote Against:	Vote Case-By-Case:
Opting Out of Control Share Acquisition Statutes (unless doing so would enable the completion of a takeover that would be detrimental to shareholders)	Proposals to Amend Charters to Include Control Share Acquisition Provisions	Adoption of Fair Price Provisions (evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price)
Proposals to Restore Voting Rights to Control Shares	Fair Price Provisions with Shareholder Vote Requirements Greater than a Majority of Disinterested Shares.	Anti-Greenmail Proposals (when they are bundled with other charter or by-law amendments)
Opting Out of Control Share Cashout Statutes	Proposals Requesting Board Consideration of Non-shareholder Constituencies or other Non-Financial Effects When Evaluating a Merger or Business Combination	Reincorporation (considering both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws)
Reincorporation (when the economic factors outweigh any neutral or negative governance changes)		Opting In or Out of State Anti-Takeover Statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions)
Opting Out of Disgorgement Statutes
Opting Out of Freeze-Out Statutes
Adoption of Anti-Greenmail Charter or By-Law Amendments (or other restrictions on a company’s ability to make greenmail payments)

CAPITAL STRUCTURE
Vote For:	Vote Against:	Vote Case-By-Case:
Management Proposals to Reduce the Par Value of Common Stock	Proposals at Companies with Dual-Class Capital Structures to Increase the Number of Authorized Shares of Stock Classes with Superior Voting Rights	Proposals to Increase the Number of Shares of Common Stock Authorized for Issuance
Proposals to Approve Increases in Authorized Shares Beyond the Allowable Increases When Shares are in Danger of Being Delisted or a Company’s Ability to Operate as a Going Concern is Uncertain	Proposals to Create a New Class of Common Stock with Superior Voting Rights.	Shareholder Proposal Seeking Preemptive Rights (considering the size of a company, the characteristics of its shareholder base and the liquidity of the stock)

CAPITAL STRUCTURE
Vote For:	Vote Against:	Vote Case-By-Case:
Proposals to Create New Classes of Non-Voting or Sub-Voting Common Stock (if it is intended for financing purposes with minimal or no dilution to current shareholders and it is not designed to preserve the voting power of an insider or significant shareholder)	Proposals that Increase Authorized Common Stock for the Explicit Purpose of Implementing Shareholder Rights Plans (Poison Pills)	Proposals to Increase the Number of Blank Check Preferred Shares (after analyzing the number of preferred shares available)
Proposals to Create “Declawed” Blank Check Preferred Stock (stock that cannot be used as a takeover defense)	Proposals Authorizing the Creation of New Classes of Preferred Stock with Unspecified Voting, Conversion, Dividend Distribution and Other Rights (“blank check” preferred stock)	Recapitalizations/Reclassifications of Securities (considering the following factors: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification and conflicts of interest)
Proposals to Authorize the Issuance of Preferred Stock (in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable)	Proposals to Increase the Number of Blank Check Preferred Stock Authorized for Issuance (when no shares have been issued or reserved for specific purposes)	Proposals to Implement Reverse Stock Splits that Do Not Proportionately Reduce the Number of Authorized Shares
Management Proposals to Implement Reverse Stock Splits When the Number of Authorized Shares Will be Proportionately Reduced		Tracking Stock (weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spinoff)
Management Proposals to Implement Reverse Stock Splits to Avoid Delisting
Management Proposals to Institute Open-Market Share Repurchase Plans in which All Shareholders Participate on Equal Terms
Management Proposals to Increase the Common Share Authorization for a Stock Split or Share Dividend (provided that the increase in authorized shares would not result in an excessive number of shares available for issuance)

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
Vote For:	Vote Against:	Vote Case-By-Case:
Requests For Reports Disclosing The Company’s Environmental Policies (unless it already has well-documented environmental management systems that are available to the public)	Proposals Seeking Stronger Product Warnings (such decisions are better left to public health authorities)	Advertising to youth (considering the following factors: whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement which restricts marketing of tobacco to youth and whether restrictions on marketing to youth extend to foreign countries)
	Proposals Prohibiting Investment In Tobacco Stocks (such decisions are better left to portfolio managers)	Ceasing the Production of Tobacco-Related Products or Selling Products to Tobacco Companies (considering the percentage of the company’s business affected and the economic loss of eliminating the business versus any potential tobacco-related liabilities)
	Proposals Asking Companies to Affirm Political Non-Partisanship in the Workplace (so long as the company is in compliance with laws governing corporate political activities and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive)	Spinning-Off Tobacco-Related Businesses (considering the percentage of the company’s business affected, the feasibility of a spinoff and potential future liabilities related to the company’s tobacco business)
	Proposals Requiring Reporting or Newspaper Publication of Political Contributions (federal and state laws restrict the amount of corporate contributions and include reporting requirements)	Proposals to Adopt the CERES Principles (considering the following factors: the company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills; environmentally-conscious practices of peer companies, including endorsement of CERES, and the costs of membership and implementation)

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
Vote For:	Vote Against:	Vote Case-By-Case:
	Proposals Disallowing Political Contributions (businesses are affected by legislation at the federal, state, and local levels and barring contributions can put the company at a competitive disadvantage)	Proposals to Link Executive Compensation to Social Performance (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of: the relevance of the issue to be linked to pay; the degree that social performance is already included in the company’s pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee and current company pay levels)
	Proposals Restricting Charitable Contributions. (charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company)	Tobacco-Related Proposals (considering the following factors: second-hand smoke: whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness and the risk of any health-related liabilities)
Proposals Seeking Lists of Company Executives, Directors, Consultants, Legal Counsel, Lobbyists or Investment Bankers Who Served in Government and Whether Such Service Had a Bearing on the Business of the Company (such a list would be burdensome to prepare without providing any meaningful information to shareholders)

LORD, ABBETT & CO. LLC

Proxy-Voting Policies and Procedures

December 31, 2004

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm’s Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management a detailed explanation of the reason(s) for the decision as entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.    Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.    Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY-VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)	Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)	Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)	“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund’s portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or the Manager’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

Information regarding how the Manager voted proxies for the Funds is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the Securities and Exchange Commission’s website at http://www.sec.gov on the Funds’ Form N-PX filed with the Securities and Exchange Commission.

ARIEL CAPITAL MANAGEMENT, LLC

Summary of Proxy Policies and Procedures

In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by the Adviser on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to the Adviser. A client may retain proxy voting powers, give particular proxy voting instructions to the Adviser, or have a third party fiduciary vote proxies. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

As part of the Adviser’s investment process it places extraordinary emphasis on a company’s management, its Board and its activities. The Adviser looks for companies with high quality managements, as represented by their industry experience and their reputations within the community. Furthermore, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the Board.

The Adviser has established general guidelines for voting proxies on behalf of its clients. While these generally guide the Adviser’s decision-making, all issues are analyzed by the Adviser research analyst who follows the company. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, the Adviser will document its reasoning. The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. In circumstances, this may mean that the Adviser will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel’s Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts’ decisions regarding proxy voting are based on the best interests of the Adviser’s clients and are not the product of a conflict.

For each proxy, the Adviser maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with the Adviser or upon request. A client may request a copy of the Adviser’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling the Adviser at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

LEGG MASON CAPITAL MANAGEMENT, INC.

LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC

Proxy Principles and Procedures

OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1.	Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a)	Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b)	Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c)	Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2.	Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a)	The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b)	After the determination is made, the following procedures will apply:

(i)	If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii)	If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A.	If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B.	If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1.	Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2.	Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3.	Will use best efforts to obtain missing proxies from custodians;

4.	Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5.	Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6.	Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7.	Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1.	A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2.	A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3.	A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4.	A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5.	A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1)	Obligations of the Board of Directors

2)	Compensation of management and the Board of Directors

3)	Take-over protections

4)	Shareholders' rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

— Continued —

Proxy Issue	LMCM Guideline
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: "evergreen" stock option plans	Against
Dilution:	Case-by-Case — taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against

— Continued —

Proxy Issue	LMCM Guideline
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors' compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against

— Continued —

Proxy Issue	LMCM Guideline
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case
TAKEOVER PROTECTIONS
Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against
Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case
Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against
Crown Jewel Defenses	Against
Payment of Greenmail	Against
“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against
Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against
Poison Pills: receive shareholder ratification	For
Redemption/Ratification of Poison Pill	For
SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against

— Continued —

Proxy Issue	LMCM Guideline
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING PROCEDURES

As of July 28, 2004

I.	GENERAL STATEMENT

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Bridgeway Capital Management has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with theses procedures and policies.

II.	PROXY VOTING PROCEDURES

(A)	All Proxies received by Bridgeway Capital Management will be sent to Audrey Fersten or her designee. Audrey or her designee will:

(1)	Keep a record of each proxy received;

(2)	Determine which accounts managed by Bridgeway Capital Management holds the security to which the proxy relates

(3)	Compile a list of accounts that hold security, together with the number of votes each account controls (reconciling any duplications), and the date by which Bridgeway Capital Management must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(4)	Identify Routine Items, Non-Routine Items and Conflicts of Interests Items on the proxy and determine whether a specific policy of the Adviser applies to the Non-Routine Items and Conflict of Interest Items.

•	Audrey Fersten or her designee will identify any conflicts that exist between the interests of Bridgeway Capital Management and its clients. This examination will include a review of the relationship of Bridgeway Capital Management and its affiliates with the issuer of each security (and any other of the issuer’s affiliates) to determine if the issuer is a client of Bridgeway Capital Management or has some other relationship with Bridgeway Capital Management or a client of Bridgeway Capital Management.

(5)	Vote a Routine Item (with no corporate governance implications) according to the Adviser’s specific policy and, if applicable, vote the Non-Routine Item or Conflicts of Interest according to the Adviser’s specific policy. Audrey Fersten should vote these proxies by completing them and mailing them in a timely and appropriate manner.

(6)	If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

III.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, Bridgeway Capital Management will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the Proxy Voting Guidelines attached as Exhibit A is in the best interest of its clients.

CONFLICTS OF INTEREST

(1)	If the Company has a direct or indirect interest in any issues that is the subject of a proxy to be voted for a client’s account, the Company shall disclose to the client in writing the substance of the Company’s interest in the issue and shall seek from the client written direction on how such on how such issue is to be voted.

(2)	If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the best interest of the client.

(3)	This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

IV.	DISCLOSURE

(A)	Bridgeway Capital Management will disclose in its Form ADV Part II that clients may contact Audrey Fersten, via e-mail or telephone at 1-800-661-3550 in order to obtain information on how Bridgeway Capital Management voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how Bridgeway Capital Management voted the client’s proxy.

(B)	A concise summary of these Proxy Voting Procedures and Policies will be included in Bridgeway Capital Management’s Form ADV Part II, and will be updated whenever these procedures and policies are updated.

V.	RECORDKEEPING

Audrey Fersten or her designee will maintain files relating to Bridgeway Capital Management’s proxy voting procedures [in an easily accessible place]. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Bridgeway Capital Management. Records of the following will be included in the files:

(A)	Copies of the proxy voting procedures and policies, and any amendments thereto.

(B)	A copy of each proxy statement that Bridgeway Capital Management receives, provided however that the Bridgeway Capital Management may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statement that are so available.

(C)	A record of each vote that Bridgeway Capital Management casts.

(D)	A copy of any document Bridgeway Capital Management created that was material to making decision how to vote proxies or that memorializes that decision.

(E)	A copy of each written client requests for information on how Bridgeway Capital Management voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Bridgeway Capital Management voted its proxies.

Exhibit A

Proxy Voting Guidelines

Revised: July 28, 2004

Bridgeway Aggressive Investors 1

Bridgeway Aggressive Investors 2

Bridgeway Ultra-Small Company

Bridgeway Ultra-Small Company Market

Bridgeway Micro-Cap Limited

Bridgeway Small-Cap Growth

Bridgeway Small-Cap Value

Bridgeway Large-Cap Growth

Bridgeway Large-Cap Value

Bridgeway Blue Chip 35 Index

Bridgeway Balanced

As a long-term equity investor, Bridgeway Funds (“The Fund”) strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. These Guidelines summarize Bridgeway Funds’ positions on various issues of concerns to investors and give general indication as to how the adviser, on behalf of each of the Funds, will vote shares on each issue.

The guidelines are not meant to be exhaustive, nor can they anticipate voting issues on which the Funds may be asked to cast their proxies. To the extent the Fund votes proxies in a manner not strictly in accordance with the guidelines, the Fund will reserve the right to evaluate proxy votes on a case by case basis, as it assesses that which is in the best interest of Fund shareholders.

Bridgeway Funds’ proxy voting record is available on its web site, www.bridgeway.com following each quarter-end (starting September 30, 2003) and will, after August 31, 2004, also be available on the Securities and Exchange Commission’s website at www.sec.gov.

CORPORATE GOVERNANCE

A.	Board and Governance Issues

Boards of Directors

The Board of Directors is responsible for the governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders.

The Fund will oppose entire boards of directors which do not include both females and members of racial minority groups, and will therefore exercise this position by voting against proposed slates.

The Fund will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund will oppose excessive awards of stock or stock options to directors.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that a limitation on director tenure improves governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund will examine and vote on a case-by-case basis proposals to limit director tenure.

Increase Authorized Common Stock

The Fund will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but un-issued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund will generally oppose the creation of blank check preferred stock. In addition, the Fund will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund will vote on a case-by-case basis on issues involving classified boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws, or to reduce tax or regulatory burdens.

While each reincorporation proposal will be evaluated based on its own merits, the Fund will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these guidelines.

The Fund will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility underlying these guidelines.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or few directors running for board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Selection of Auditor

Annual ratification of the selection of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. The NYSE and AMEX have also adopted requirements for audit committee operations for listed companies. Given rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund will oppose the resolutions seeking ratification of the auditor if the auditors have significant other professional or personal relationships with the corporation that compromises the auditors independence.

B.	Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

The Fund will oppose an executive compensation proposal if it is believed the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.)

The Fund will examine and vote on a case-by-case basis proposals requesting companies to disclose the compensation of top management and the Board of Directors.

Formation and Independence of Compensation Review Committee

The Fund will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Directors and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies’ financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

The Fund will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that are below these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

The Fund will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

The Fund will ordinarily support proposals requesting indexing of stock options.

The Fund will ordinarily support proposals requesting expensing future stock options.

Employee Stock Ownership Plan (ESOPs)

The Fund will support proposals to approve ESOPs created to promote active employee ownership.

Pay Equity

The Fund will examine and vote on a case-by-case basis proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund will examine and vote on a case-by-case basis proposals requesting that management report on the ratio between CEO and employee compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. While Bridgeway recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund will examine and vote on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social and environmental performance.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

SOCIAL ISSUE RESOLUTIONS

Environment

All corporations have an impact on the environment. We expect that management is taking all reasonable steps to reduce it company’s overall negative impact.

Generally, the Fund will support management initiatives and shareholder resolutions that reduce a company’s negative impact on the environment.

CERES Principles

The Coalition for Environmentally Responsible Economies (CERES), a coalition of compromised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principle ask corporations to conduct environmental audits of their operations, establish environmental management practices, and assume responsibility for damages their operations cause to the environment, among other things. Shareholder resolutions have been introduced that either ask companies to (1) become signatories of the CERES Principle or (2) produce a report addressing management’s response to each of the points raised in the CERES Principles.

The Fund will vote in support of resolutions requesting that a company become a signatory to the CERES Principles.

Workplace Issues

Labor Relations

Shareholders have asked companies to develop codes of conduct that address a number of labor relations issues, including use of forced labor, fair wages, and safe working conditions and the right to organize and bargain collectively.

The Fund will vote in support of proposals requesting companies to adopt and/or report on appropriate codes of conduct regarding global labor practices.

Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace — denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

The Fund will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

The Fund will ordinarily support proposals asking companies to include language in EEO statements specifically barring any form of discrimination.

C.	Product Safety and Impact

Animal Welfare

The Fund will generally support resolutions seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

Tobacco Business

Insurance and Health Care Companies Investing in Tobacco

Shareholders have asked insurance and health care company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease and property loss.

The Fund will generally support resolutions that ask companies not to invest in the stocks of tobacco companies.

Sales of Non-tobacco Products to Tobacco Industry

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effect of ending these transactions or to stop immediately.

The Fund will generally support resolutions that ask companies to research the impact of ceasing business transactions with tobacco industry and finally ending transactions altogether.

D.	International Operations and Human Rights

Country-Specific Human Rights Proposals

There are numerous countries with a record of egregious human rights abuses, such as China, Indonesia, and Nigeria. A number of shareholder proposals have requested that companies operating in these countries develop human rights guidelines. We expect that management of these companies address these challenges through a variety of strategies and programs, such as labor and human rights codes of conduct, country-specific development programs, etc.

Note: The Fund may invest in companies that operate in countries with egregious human right practices if we find that the company is promoting positive development. However, the Funds avoid investing in companies that we have valid information that they directly contribute to egregious human rights abuses.

The Fund will generally support proposals that request companies to develop human rights codes of conduct and periodic reporting on operations in countries with regressive regimes.

E.	Weapon Contracting

Weapons/Military Conversion

Resolutions typically ask companies with significant military contracts to report on futures plans to diversify or convert to the production of civilian goods and services.

The Fund will support resolutions calling for reports on the scale and character of military production or technology to civilian purposes.

F.	Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.

The Fund will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

Proxy Voting Procedures

The Fund has delegated to its investment adviser, Bridgeway Capital Management, Inc., responsibility for voting proxies for securities held by the Fund. The Adviser will follow these guidelines when voting proxies for Fund securities in the manner described in the Proxy Voting Procedures adopted by the Adviser and attached to these Proxy Voting Guidelines. In the event that the Adviser identifies a potential conflict of interest in connection with a proposal for which a proxy is requested, the Adviser will consult with the Fund’s Lead Independent Director for instructions on how to proceed on the issue. The Adviser will periodically report to the Fund’s Board of Directors on the operation of these Proxy Voting Guidelines and suggest appropriate additions or modifications.

PART C: OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Agreement and Declaration of Trust.[1]

(a)(2)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(2)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[17]

(a)(2)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[23]

(a)(3)	Certificate of Trust.[1]

(a)(4)	Certificate of Amendment to the Certificate of Trust.[2]

(b)(1)(i)	By-Laws.[1]

(c)(1)(ii)	None, other than Exhibits (a)(2) and (b)(1)(i).

(d)	Investment Advisory Contracts

(d)(1)(i)	Investment Management Agreement between EQ Advisors Trust (“Trust”) and EQ Financial Consultants, Inc. (“EQFC”) dated April 14, 1997.[4]

(d)(1)(ii)	Amendment No. 1, dated December 9, 1997, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[7]

(d)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[11]

(d)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between the Trust and EQFC.[11]

(d)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to Investment Management Agreement between the Trust and EQFC.[12]

(d)(1)(vi)	Amended and Restated Investment Management Agreement, dated as of May 1, 2000, between the Trust and The Equitable Life Assurance Society of the United States (“Equitable”).[15]

(d)(1)(vii)	Revised Amendment No. 1, dated as of September 1, 2000, to the Amended and Restated Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[17]

(d)(1)(viii)	Amendment No. 2, dated as of September 1, 2001, to the Amended and Restated Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[20]

(d)(1)(ix)	Amendment No. 3, dated as of November 22, 2002 to the Amended and Restated Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[23]

(d)(1)(x)	Amendment No. 4, dated as of May 2, 2003 to the Amended and Restated Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[26]

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(d)(1)(xi)	Investment Management Agreement between the Trust and Equitable with respect to the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/MONY Equity Growth Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/MONY Equity Income Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio, EQ/Enterprise International Growth Portfolio, EQ/MONY Government Securities Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio, EQ/MONY Money Market Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Total Return Portfolio, EQ/MONY Diversified Portfolio and EQ/Enterprise Managed Portfolio (collectively, the “MONY Portfolios”).[34]

(d)(1)(xii)	Amendment No. 5 dated July 8, 2004 to the Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[31]

(d)(1)(xiii)	Amendment No. 6 dated October 25, 2004 to the Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[31]

(d)(1)(xiv)	Amendment No. 7 to the Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[33]

(d)(1)(xv)	Amendment No. 1, dated as of September 9, 2005, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[36]

(d)(1)(xvi)	Amendment No. 8 to the Investment Management Agreement between the Trust and Equitable dated May 1, 2000.[37]

(d)(1)(xvii)	Amendment No. 2 dated January 1, 2006, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004. (filed herewith)

(d)(2)	Investment Advisory Agreement between EQFC and T. Rowe Price Associates, Inc. dated April 1997.[4]

(d)(3)	Investment Advisory Agreement between EQFC and Rowe Price-Fleming International, Inc. dated April 1997.[4]

(d)(3)(i)	Investment Advisory Agreement between Equitable and T. Rowe Price International, Inc. dated August 8, 2000.[17]

(d)(4)	Investment Advisory Agreement between EQFC and Putnam Investment Management, Inc. dated April 28, 1997.[4]

(d)(4)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between Equitable and Putnam Investment Management, Inc. dated April 28, 1997.[20]

(d)(4)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Putnam Investment Management, Inc. dated August 1, 2002.[23]

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(d)(4)(iii)	Amended and Restated Investment Advisory Agreement between Equitable and Putnam Investment Management, LLC (“Putnam”) dated July 31, 2003.[26]

(d)(4)(iv)	Amendment No. 1, dated as of December 12, 2003, to Investment Advisory Agreement between Equitable and Putnam dated July 31, 2003.[26]

(d)(5)(i)	Investment Advisory Agreement between EQFC and Massachusetts Financial Services Company (“MFS”) dated April 1997.[4]

(d)(5)(ii)	Amendment No. 1, dated as of December 31, 1998, to Investment Advisory Agreement by and between EQFC and MFS dated April 1997.[11]

(d)(5)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement between Equitable and MFS dated April 1997.[14]

(d)(5)(iv)	Amended and Restated Investment Advisory Agreement between Equitable and MFS (dba MFS Investment Management) (“MFSIM”) dated July 10, 2002.[23]

(d)(5)(v)	Amendment No. 1 dated November 22, 2002, to the Amended and Restated Investment Advisory Agreement between Equitable and MFSIM dated July 10, 2002.[23]

(d)(5)(vi)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between Equitable and MFSIM dated July 10, 2002.[26]

(d)(5)(vii)	Amendment No. 3, dated July 25, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002. (filed herewith)

(d)(6)	Investment Advisory Agreement between EQFC and Morgan Stanley Asset Management Inc. (“Morgan Stanley”) dated April 1997.[4]

(d)(6)(i)	Amendment No. 1, dated as of April 1, 2001, to Investment Advisory Agreement between Equitable and Morgan Stanley dated April 1997.[20]

(d)(6)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Morgan Stanley Investment Management (“MSIM”) dated July 10, 2002.[23]

(d)(6)(iii)	Amended and Restated Investment Advisory Agreement between Equitable and MSIM dated July 31, 2003.[26]

(d)(6)(iv)	Amendment No. 1 dated May 1, 2005, to the Amended and Restated Investment Advisory Agreement between Equitable and MSIM dated July 31, 2003. (filed herewith)

(d)(7)	Investment Advisory Agreement between EQFC and Merrill Lynch Asset Management, L.P. dated April 1997.[4]

(d)(7)(i)	Investment Advisory Agreement between EQFC and Fund Asset Management (“FAM”) dated May 1, 2000.[17]

(d)(7)(ii)	Form of Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between Equitable and FAM dated May 1, 2000.[20]

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(d)(7)(iii)	Amendment No. 2 dated as of December 6, 2001, to Investment Advisory Agreement between Equitable and FAM dated May 1, 2000.[21]

(d)(7)(iv)	Amendment No. 3, dated as of August 18, 2003, to Investment Advisory Agreement between Equitable and FAM dated May 1, 2000.[26]

(d)(7)(v)	Investment Advisory Agreement between Equitable and Merrill Lynch Investment Managers International Limited dated December 12, 2003 with respect to the EQ/Mercury International Value Portfolio.[26]

(d)(8)	Investment Advisory Agreement between EQFC and Lazard Frères & Co. LLC (“Lazard”) dated December 9, 1997.[7]

(d)(8)(i)	Amendment No. 1, dated as of March 1, 2001, to Investment Advisory Agreement between Equitable and Lazard dated December 9, 1997.[20]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Lazard (dba Lazard Asset Management) dated July 10, 2002.[23]

(d)(8)(iii)	Amended and Restated Investment Advisory Agreement between Equitable and Lazard dated July 31, 2003.[26]

(d)(8)(iv)	Amended and Restated Investment Advisory Agreement between Equitable and Lazard Asset Management LLC dated August 18, 2003.[26]

(d)(9)	Investment Advisory Agreement between EQFC and J.P. Morgan Investment Management, Inc. (“J. P. Morgan”) dated December 9, 1997.[7]

(d)(9)(i)	Amended and Restated Investment Advisory Agreement between Equitable and J.P. Morgan dated July 10, 2002.[23]

(d)(9)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and J.P. Morgan dated July 31, 2003.[26]

(d)(9)(iii)	Amendment No. 1, dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between Equitable and J.P. Morgan dated July 31, 2003.[32]

(d)(10)	Investment Advisory Agreement between EQFC and Credit Suisse Asset Management, LLC dated as of July 1, 1999.[12]

(d)(11)	Investment Advisory Agreement between EQFC and Evergreen Asset Management Corp. dated as of December 31, 1998.[11]

(d)(11)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between Equitable and Evergreen Asset Management Corp. dated as of December 31, 1998.[21]

(d)(11)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Evergreen Investment Management Company (“Evergreen”) dated as of July 31, 2003.[26]

(d)(11)(iii)	Amendment No. 1 dated September 30, 2005, to the Amended and Restated Investment Advisory Agreement between Equitable and Evergreen dated as of July 31, 2003. (filed herewith)

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(d)(12)(i)	Form of Investment Advisory Agreement between EQFC and Alliance Capital Management L.P. (“Alliance”) dated as of May 1, 1999.[11]

(d)(12)(ii)	Amendment No. 1, dated as of October 18, 1999, to Investment Advisory Agreement by and between EQFC and Alliance dated as of May 1, 1999.[14]

(d)(12)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement by and between Equitable and Alliance dated as of May 1, 1999.[15]

(d)(12)(iv)	Amendment No. 3, dated as of March 1, 2001, to Investment Advisory Agreement by and between Equitable and Alliance dated as of May 1, 1999.[20]

(d)(12)(v)	Amendment No. 4, dated as of May 21, 2001, to Investment Advisory Agreement by and between Equitable and Alliance dated May 1, 1999.[20]

(d)(12)(vi)	Amended and Restated Investment Advisory Agreement between Equitable and Alliance dated as of December 5, 2001.[21]

(d)(12)(vii)	Amendment No. 1 dated November 22, 2002 to the Amended and Restated Investment Advisory Agreement between Equitable and Alliance dated December 5, 2001.[23]

(d)(12)(viii)	Interim Investment Advisory Agreement between Equitable and Alliance with respect to EQ/Small Company Index Portfolio and EQ/International Equity Index Portfolio dated January 2, 2003.[23]

(d)(12)(ix)	Investment Advisory Agreement between Equitable and Alliance dated May 1, 2003 with respect to the EQ/Small Company Index Portfolio.[26]

(d)(12)(x)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between Equitable and Alliance dated December 5, 2001.[26]

(d)(12)(xi)	Amendment No. 3, dated December 12, 2003, to the Amended and Restated Investment Advisory Agreement between Equitable and Alliance dated December 5, 2001.[26]

(d)(13)	Investment Advisory Agreement between EQFC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 1999.[11]

(d)(13)(i)	Amendment No. 1, dated as of May 1, 2000, to Investment Advisory Agreement between Equitable and Capital Guardian dated May 1, 1999.[15]

(d)(13)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Capital Guardian dated November 22, 2002.[23]

(d)(13)(iii)	Amendment No. 1, dated as of August 18, 2003, to the Amended and Restated Investment Advisory Agreement between Equitable and Capital Guardian dated as of November 22, 2002.[26]

(d)(13)(iv)	Form of Amendment No. 2, dated as of July 1, 2004, to the Amended and Restated Investment Advisory Agreement between Equitable and Capital Guardian dated as of November 22, 2002.[33]

C-5

(d)(13)(v)	Amendment No. 3 dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between Equitable and Capital Guardian dated as of November 22, 2002.[32]

(d)(14)	Investment Advisory Agreement between EQFC and Calvert Asset Management Company, Inc. (“Calvert”) dated as of August 30, 1999.[12]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Calvert dated July 10, 2002.[23]

(d)(14)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Calvert dated as of July 31, 2003.[26]

(d)(14)(iii)	Amendment No. 1, dated June 13, 2005 to the Amended and Restated Investment Advisory Agreement between Equitable and Calvert dated July 31, 2003.[36]

(d)(15)	Investment Advisory Agreement between EQFC and Brown Capital Management (“Brown”) dated as of August 30, 1999.[12]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Brown dated as of July 10, 2002.[23]

(d)(15)(ii)	Amended and Restated Investment Advisory Agreement between Equitable and Brown dated as of July 31, 2003.[26]

(d)(16)	Investment Advisory Agreement between EQFC and Bankers Trust Company dated as of December 9, 1997.[7]

(d)(16)(i)	Amended and Restated Investment Advisory Agreement between Equitable and Deutsche Asset Management, Inc. (“Deutsche”) dated as of July 10, 2002.[23]

(d)(17)	Investment Advisory Agreement among Equitable, Prudential Investments Fund Management LLC (“Prudential Investments”) and Jennison Associates LLC (“Jennison”) dated as of May 12, 2000.[16]

(d)(17)(i)	Investment Advisory Agreement between Equitable and Jennison dated as of July 10, 2002.[23]

(d)(18)	Investment Advisory Agreement between Equitable and American Express Financial Corporation (“American Express”) dated as of September 1, 2000.[17]

(d)(19)	Investment Advisory Agreement between Equitable and Fidelity Management & Research Company (“Fidelity”) dated as of July 24, 2000.[17]

(d)(19)(i)	Amendment No. 1 dated as of November 1, 2002, to Investment Advisory Agreement between Equitable and Fidelity dated July 24, 2000.[23]

(d)(19)(ii)	Amendment No. 2 dated as of March 1, 2004 to Investment Advisory Agreement between Equitable and Fidelity dated July 24, 2000.[27]

(d)(20)	Investment Advisory Agreement between Equitable and Janus Capital Corporation dated as of September 1, 2000.[17]

C-6

(d)(20)(i)	Amendment No. 1 dated as of January 2, 2002 to Investment Advisory Agreement between Equitable and Janus Capital Corporation dated as of September 1, 2000.[21]

(d)(20)(ii)	Investment Advisory Agreement between Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002.[22]

(d)(21)	Investment Advisory Agreement between Equitable and Provident Investment Counsel (“Provident”) dated as of February 1, 2001.[18]

(d)(22)	Investment Advisory Agreement between Equitable and Marsico Capital Management, LLC, (“Marsico”) dated as of February 1, 2001.[18]

(d)(22)(i)	Amendment No. 1, dated as of September 1, 2001, to the Investment Advisory Agreement between Equitable and Marsico dated as of February 1, 2001.[20]

(d)(22)(ii)	Amendment No. 2, dated as of August 18, 2003, to the Investment Advisory Agreement between Equitable and Marsico dated September 1, 2001.[26]

(d)(22)(iii)	Amended and Restated Investment Advisory Agreement between Equitable and Marsico dated July 9, 2004.[31]

(d)(23)	Investment Advisory Agreement between Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated July 15, 2002.[23]

(d)(23)(i)	Amended and Restated Investment Advisory Agreement between Equitable and PIMCO dated July 9, 2004.[31]

(d)(23)(ii)	Amendment No. 1 dated December 1, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004. (filed herewith)

(d)(24)	Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors LLC (“RCM”) dated December 12, 2003.[26]

(d)(25)	Investment Advisory Agreement between Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated December 12, 2003.[26]

(d)(26)	Investment Advisory Agreement between Equitable and Wellington Management Company, LLP (“Wellington Management”) dated December 12, 2003.[26]

(d)(26)(ii)	Investment Advisory Agreement between Equitable and Wellington Management dated July 9, 2004.[31]

(d)(27)	Investment Advisory Investment Advisory Agreement between Equitable and Boston Advisors, Inc. (“Boston Advisors”) dated July 9, 2004.[31]

(d)(27)(i)	Amendment No. 1 dated as of December 1, 2004, to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated July 9, 2004. (filed herewith)

(d)(27)(ii)	Amendment No. 2 dated as of June 16, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated as of July 9, 2004. (filed herewith)

C-7

(d)(27)(iii)	Amendment No. 3 dated as of September 9, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated July 9, 2004. (filed herewith)

(d)(27)(iv)	Investment Advisory Agreement between AXA Equitable and Boston Advisors dated December 2, 2005. (filed herewith)

(d)(28)	Investment Advisory Agreement between Equitable and Caywood-Scholl Capital Management (“Caywood-Scholl”) dated July 9, 2004.[31]

(d)(28)(i)	Amendment No. 1, dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Caywood-Scholl dated July 9, 2004. (filed herewith)

(d)(29)	Investment Advisory Agreement between Equitable and Fred Alger Management, Inc. (“Alger Management”) dated July 9, 2004.[31]

(d)(30)	Investment Advisory Agreement between Equitable and GAMCO Investors, Inc. (“GAMCO”) dated July 9, 2004.[31]

(d)(30)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and GAMCO dated July 9, 2004. (filed herewith)

(d)(31)	Investment Advisory Agreement between Equitable and MONY Capital, Inc. (“MONY Capital”) dated July 9, 2004.[31]

(d)(32)	Investment Advisory Agreement between Equitable and Montag & Caldwell, Inc. (“Montag”) dated July 9, 2004.[31]

(d)(32)(i)	Amendment No. 1 dated as of December 13, 2004 to the Amended and Restated Investment Advisory Agreement between Equitable and Montag dated July 9, 2004.[32]

(d)(32)(ii)	Form of Amendment No. 2 dated as of December 1, 2005 to the Investment Advisory Agreement between Equitable and Montag dated July 9, 2004. (filed herewith)

(d)(33)	Investment Advisory Agreement between Equitable and Rockefeller & Co., Inc. (“Rockefeller”) dated July 9, 2004.[31]

(d)(34)	Investment Advisory Agreement between Equitable and SSgA Funds Management, Inc. (“SSgA Funds Management”) dated July 9, 2004.[31]

(d)(35)	Investment Advisory Agreement between Equitable and TCW Investment Management Company (“TCW”) dated July 9, 2004.[31]

(d)(35)(i)	Amendment No. 1 dated December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and TCW dated July 9, 2004. (filed herewith)

(d)(36)	Investment Advisory Agreement between Equitable and UBS Global Asset Management (Americas) Inc. (“UBS”) dated July 9, 2004.[31]

(d)(36)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and UBS dated July 9, 2004. (filed herewith)

C-8

(d)(37)	Investment Advisory Agreement between Equitable and William D. Witter, Inc. (“William Witter”) dated July 9, 2004.[31]

(d)(38)	Investment Advisory Agreement between AXA Equitable Life Insurance Company (“AXA Equitable”) and Wells Capital Management (“Wells Capital”) dated October 1, 2004.[31]

(d)(39)	Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management, Inc. (“Bear Stearns”) dated December 10, 2004.[32]

(d)(40)	Investment Advisory Agreement between AXA Equitable and Lord, Abbett & Co. LLC (“Lord Abbett”) dated May 1, 2005.[34]

(d)(41)	Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation, Inc. (“Dreyfus”) dated June 16, 2005.[36]

(d)(42)	Investment Advisory Agreement between AXA Equitable and Bridgeway Capital Management, Inc. (“Bridgeway”) dated June 13, 2005.[36]

(d)(43)	Investment Advisory Agreement between AXA Equitable and Ariel Capital Management, LLC (“Ariel”) dated September 30, 2005. (filed herewith)

(d)(44)	Investment Advisory Agreement between AXA Equitable and Legg Mason Funds Management, Inc. (“Legg Mason”) dated September 30, 2005. (filed herewith)

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[4]

(e)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[7]

(e)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors, LLC (“AXA Advisors”) with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[17]

(e)(1)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[20]

C-9

(e)(2)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[4]

(e)(2)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[7]

(e)(2)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[17]

(e)(2)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[20]

(e)(3)(i)	Distribution Agreement between the Trust and Equitable Distributors, Inc. (“EDI”) with respect to the Class IA shares dated April 14, 1997.[4]

(e)(3)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[7]

(e)(3)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[17]

(e)(3)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[20]

(e)(4)(i)	Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[4]

C-10

(e)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[7]

(e)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[17]

(e)(4)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[20]

(e)(5)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors, LLC (“AXA Distributors”) with respect to the Class IA shares.[21]

(e)(5)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as July 15, 2002 with respect to Class IA shares.[23]

(e)(5)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(5)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(vi)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[33]

(e)(5)(vii)	Amendment No. 5 dated September 30, 2005to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[37]

(e)(6)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors with respect to the Class IB shares.[21]

C-11

(e)(6)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(e)(6)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[26]

(e)(6)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(vi)	Amendment No. 4 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[33]

(e)(6)(vii)	Amendment No. 5 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[37]

(e)(7)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002, with respect to Class IA shares.[23]

(e)(7)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(7)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[33]

(e)(7)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[37]

(e)(8)(i)	Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002, with respect to Class IB shares.[23]

(e)(8)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[26]

(e)(8)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

C-12

(e)(8)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

(e)(8)(v)	Amendment No. 4 dated May 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[33]

(e)(8)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[37]

(e)(9)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(10)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

(e)(11)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(12)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider.[4]

(g)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[7]

(g)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 14, 1997.[17]

(g)(1)(viii)	Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[20]

C-13

(g)(1)(ix)	Amendment No. 1, dated as of September 1, 2001, to the Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[21]

(g)(2)(i)	Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and the Trust dated August 31, 1998.[11]

(g)(3)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[22]

(g)(3)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[26]

(g)(3)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[33]

(g)(3)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [37]

(g)(4)(i)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company with respect to the MONY Portfolios.[29]

(h)	Other Material Contracts

(h)(1)(i)	Mutual Fund Services Agreement between the Trust and Chase Global Funds Services Company dated April 25, 1997.[4]

(h)(1)(ii)	Form of Mutual Fund Services Agreement between the Trust and Equitable dated May 1, 2000.[14]

(h)(1)(iii)	Amendment No. 1 dated May 1, 2005 to the Mutual Fund Services Agreement between the Trust and Equitable dated May 1, 2000.[36]

(h)(1)(iv)	Amendment No. 2 dated as of May 1, 2006, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000. (filed herewith)

(h)(2)(i)	Amended and Restated Expense Limitation Agreement between the Trust and EQFC dated March 3, 1998.[8]

(h)(2)(ii)	Amended and Restated Expense Limitation Agreement by and between EQFC and the Trust dated as of December 31, 1998.[11]

(h)(2)(iii)	Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[11]

(h)(2)(iv)	Amendment No. 1, dated as of August 30, 1999, to the Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[14]

C-14

(h)(2)(v)	Second Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2000.[14]

(h)(2)(vi)	Revised Amendment No. 1 to the Second Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of September 1, 2000.[17]

(h)(2)(vii)	Third Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2001.[19]

(h)(2)(viii)	Amendment No. 1, dated as of September 1, 2001, to the Third Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2001.[20]

(h)(2)(ix)	Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust, dated as of May 1, 2002.[23]

(h)(2)(x)	Amendment No. 1, dated as of May 1, 2003 to the Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2002.[26]

(h)(2)(xi)	Expense Limitation Agreement between Equitable and the Trust, dated as of April 1, 2004, with respect to the MONY Portfolios.[31]

(h)(2)(xi)(A)	Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004 with respect to the MONY Portfolios. (filed herewith)

(h)(2)(xii)	Amendment No. 2 dated as of May 1, 2004 to the Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2002.[27]

(h)(2)(xiii)	Amendment No. 3 to the Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2002.[31]

(h)(2)(xiv)	Amendment No. 4 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[33]

(h)(2)(xv)	Amendment No. 5 dated September 30, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[37]

(h)(2)(xvi)	Amendment No. 1 dated September 9, 2005 to the Expense Limitation Agreement between Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[36]

(h)(2)(xvii)	Amendment No. 6 dated October 1, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2002. (filed herewith)

(h)(3)(i)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, the JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio dated April 14, 1997.[4]

(h)(3)(ii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio dated December 9, 1997.[7]

C-15

(h)(3)(iii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.[11]

(h)(4)(i)	Participation Agreement by and among the Trust, Equitable, EDI and EQFC dated April 14, 1997.[4]

(h)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Participation Agreement by and among the Trust, Equitable, EDI, and EQFC dated April 14, 1997.[7]

(h)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Participation Agreement by and among the Trust, Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Participation Agreement among the Trust, Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(v)	Form of Amendment No. 4, dated as of October 18, 1999, to the Participation Agreement among the Trust, Equitable, EDI, and AXA Advisors dated April 14, 1997.[14]

(h)(4)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Participation Agreement among the Trust, Equitable, EDI, and AXA Advisors dated April 14, 1997.[15]

(h)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Participation Agreement among the Trust, Equitable, EDI, and AXA Advisors dated April 14, 1997.[17]

(h)(4)(viii)	Amendment No. 7, dated September 1, 2001, to the Participation Agreement among the Trust, Equitable, EDI, and AXA Advisors dated April 14, 1997.[20]

(h)(4)(ix)	Amended and Restated Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors dated as of July 15, 2002.[23]

(h)(4)(x)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[26]

(h)(4)(xi)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[33]

(h)(4)(xii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[33]

(h)(4)(xiii)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[33]

(h)(4)(xiv)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. (filed herewith)

C-16

(h)(5)	Retirement Plan Participation Agreement dated December 1, 1998 among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and Equitable.[11]

(h)(5)(i)	Form of Amendment No. 1, dated April 30, 1999, to the Retirement Plan Participation Agreement among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and Equitable.[11]

(h)(5)(ii)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and Equitable dated as of July 10, 2002.[23]

(h)(6)	License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc., and the Trust dated April 28, 1997.[4]

(h)(7)	Form of Participation Agreement among the Trust, Equitable, AXA Distributors and AXA Advisors with respect to the MONY Portfolios.[25]

(h)(8)	Form of Transfer Agency Agreement by and between the Trust and State Street Bank and Trust Company for the MONY Portfolios.[29]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered.[1]

(i)(2)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio.[5]

(i)(3)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio.[6]

(i)(4)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS Growth with Income Portfolio.[9]

(i)(5)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Alliance Premier Growth Portfolio, EQ/Capital Research Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital International Equities Portfolio.[10]

(i)(6)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Global Portfolio, Alliance International Portfolio and the Calvert Socially Responsible Portfolio.[12]

C-17

(i)(7)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Technology Portfolio.[15]

(i)(8)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities registered with respect to the EQ/Putnam Investors Growth Portfolio, the EQ/Putnam Balanced Portfolio, the MFS Emerging Growth Companies Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio, the Warburg Pincus Small Company Value Portfolio, the Merrill Lynch Global Allocation Portfolio and the Merrill Lynch Basic Value Portfolio.[17]

(i)(9)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, EQ/Janus Large Cap Growth Portfolio and FI Mid Cap Portfolio.[17]

(i)(10)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Marsico Focus Portfolio.[20]

(i)(11)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the MONY Portfolios.[30]

(i)(12)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the portfolios of the Trust other than the MONY Portfolios.[27]

(i)(13)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Wells Fargo Small Company Growth Portfolio.[31]

(i)(14)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered by the Trust, including securities of its new series EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, and EQ/Van Kampen Mid Cap Growth Portfolio.[33]

(i)(15)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Enterprise Moderate Allocation Portfolio.[36]

(i)(16)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Fund and EQ/Legg Mason Value Equity Portfolio. (filed herewith)

(i)(17)	Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (to be filed by amendment)

(j)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accountants. (to be filed by amendment)

(k)	None

(l)	Stock Subscription Agreement between the Trust, on behalf of the T. Rowe Price Equity Income Portfolio, and Separate Account FP.[3]

(m)	Distribution Plans

C-18

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) for the Trust’s Class IB shares adopted March 31, 1997.[4]

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 for the Trust’s Class IB shares of the MONY Portfolios.[28]

(n)	Multiple Class Plan

(n)(1)	Plan Pursuant to Rule 18f-3 under the 1940 Act.[4]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, AXA Advisors and EDI.[15]

(p)(1)(i)	Code of Ethics of the Trust, Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 and amended and restated on July 11, 2000.[17]

(p)(1)(ii)	Revised Code of Ethics of Trust, Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 10, 2003.[27]

(p)(1)(iii)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 9, 2004.[32]

(p)(1)(iv)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997.[33]

(p)(2)	Code of Ethics of Alliance dated August 1999.[15]

(p)(2)(i)	Code of Ethics of Alliance dated as of February 2000, as amended and restated.[17]

(p)(2)(ii)	Revised Code of Ethics of Alliance dated January 1, 2001.[18]

(p)(2)(iii)	Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions of Alliance dated April 2002.[23]

(p)(2)(iv)	Revised Code of Ethics of Alliance effective June 30, 2003.[26]

(p)(2)(v)	Revised Code of Ethics of Alliance effective October 2004.[32]

(p)(2)(vi)	Revised Code of Ethics of Alliance effective May 2005. (filed herewith)

(p)(3)	Code of Ethics of Bankers Trust/Deutsche Bank.[15]

(p)(3)(i)	Code of Ethics of Deutsche effective as of May 26, 2000.[17]

(p)(3)(ii)	Revised Code of Ethics of Deutsche dated May 2000 revised November 2001.[21]

(p)(4)	Code of Ethics of Brown, Inc. dated February 10, 1994.[15]

(p)(4)(i)	Revised Code of Ethics of Brown.[17]

(p)(5)	Code of Ethics of Calvert.[15]

C-19

(p)(5)(i)	Code of Ethics and Insider Trading Policy and Procedures of Calvert.[23]

(p)(5)(ii)	Revised Code of Ethics of Calvert effective June 4, 2003.[26]

(p)(5)(iii)	Revised Code of Ethics of Calvert effective October 22, 2003.[27]

(p)(5)(iv)	Revised Code of Ethics of Calvert effective October 2004.[32]

(p)(6)	Code of Ethics of Capital Guardian.[15]

(p)(6)(i)	Code of Ethics of Capital Guardian effective October 1, 2002.[26]

(p)(7)	Code of Ethics of Evergreen dated December 17, 1999.[15]

(p)(7)(i)	Revised Code of Ethics of Evergreen effective September 1, 2003.[26]

(p)(7)(ii)	Revised Code of Ethics of Evergreen effective January 2, 2004.[27]

(p)(7)(iii)	Revised Code of Ethics of Evergreen, effective February 1, 2005.[33]

(p)(8)	Code of Ethics of J.P. Morgan.[15]

(p)(8)(i)	Revised Code of Ethics of J.P. Morgan, effective October 25, 2001.[21]

(p)(8)(ii)	Revised Code of Ethics of J.P. Morgan, effective February 1, 2005. (filed herewith)

(p)(9)	Code of Ethics of Lazard, as revised September 27, 1999.[15]

(p)(9)(i)	Code of Ethics of Lazard, revised as of April 26, 2000.[17]

(p)(9)(ii)	Code of Ethics of Lazard, as revised.[20]

(p)(9)(iii)	Revised Code of Ethics of Lazard, effective September 18, 2001.[21]

(p)(9)(iv)	Revised Code of Ethics of Lazard, revised February 2003.[26]

(p)(9)(v)	Revised Code of Ethics of Lazard, effective April 1, 2005. (filed herewith)

(p)(10)	Code of Ethics of MFS, dated March 1, 2000.[15]

(p)(10)(i)	Revised Code of Ethics of MFS, effective September 1, 2000.[17]

(p)(10)(ii)	Revised Code of Ethics of MFS, effective as of January 1, 2005 (filed herewith)

(p)(11)	Code of Ethics of Merrill Lynch Asset Management Group.[15]

(p)(11)(i)	Revised Code of Ethics of Merrill Lynch Asset Management Group.[27]

(p)(12)	Code of Ethics of Morgan Stanley.[15]

(p)(12)(i)	Revised Code of Ethics of Morgan Stanley, effective January 29, 2001.[18]

C-20

(p)(12)(ii)	Revised Code of Ethics of MSIM, effective August 16, 2002.[23]

(p)(12)(iii)	Revised Code of Ethics of MSIM, effective June 15, 2004.[31]

(p)(12)(iv)	Revised Code of Ethics of MSIM, effective December 31, 2004.[33]

(p)(13)	Code of Ethics of Putnam.[15]

(p)(13)(i)	Revised Code of Ethics of Putnam, revised April 2000.[17]

(p)(13)(ii)	Revised Code of Ethics of Putnam, effective May 2002.[23]

(p)(13)(iii)	Revised Code of Ethics of Putnam, effective September 30, 2003.[26]

(p)(13)(iv)	Revised Code of Ethics of Putnam, effective August, 2004.[31]

(p)(14)(i)	Code of Ethics of Rowe Price Fleming International, dated March 1999.[15]

(p)(14)(ii)	Code of Ethics of T. Rowe Price Associates, Inc., effective March 1, 2000.[15]

(p)(14)(iii)	Revised Code of Ethics of Rowe Price-Fleming International, Inc. effective March 1, 2000.[17]

(p)(14)(iv)	Code of Ethics of T. Rowe Price International, Inc., effective August 8, 2000.[17]

(p)(15)	Code of Ethics of Warburg Pincus Asset Management/Credit Suisse Asset Management, dated March 1, 2000.[15]

(p)(16)(i)	Code of Ethics of Prudential Investments.[15]

(p)(16)(ii)	Code of Ethics of Jennison, as amended December 6, 1999.[15]

(p)(16)(iii)	Revised Code of Ethics of Prudential Investments, dated February 29, 2000.[17]

(p)(16)(iv)	Revised Code of Ethics of Prudential Investments, effective August 9, 2001.[21]

(p)(16)(v)	Revised Code of Ethics of Jennison, effective April 25, 2002.[23]

(p)(17)	Code of Ethics of Fidelity dated January 1, 2000.[17]

(p)(17)(i)	Revised Code of Ethics of Fidelity, dated January 1, 2001.[18]

(p)(17)(ii)	Revised Code of Ethics of Fidelity, dated March 14, 2002.[23]

(p)(17)(iii)	Revised Code of Ethics of Fidelity, dated January 1, 2003.[26]

(p)(17)(iv)	Revised Code of Ethics of Fidelity, dated February 5, 2004.[31]

(p)(17)(v)	Revised Code of Ethics of Fidelity, dated January 1, 2005.[33]

(p)(18)	Code of Ethics of American Express dated March 2000.[17]

(p)(19)	Code of Ethics of Janus Capital Corporation as revised March 1, 2000.[17]

C-21

(p)(19)(i)	Code of Ethics of Janus Capital Corporation as revised June 1, 2001.[20]

(p)(19)(ii)	Revised Code of Ethics of Janus, revised April 1, 2002.[23]

(p)(19)(iii)	Revised Code of Ethics of Janus, dated June 9, 2003.[26]

(p)(19)(iv)	Revised Code of Ethics of Janus, dated April 20, 2004.[31]

(p)(19)(v)	Revised Code of Ethics of Janus, dated September 14, 2004.[33]

(p)(19)(vi)	Revised Code of Ethics of Janus effective September 9, 2005. (filed herewith)

(p)(20)	Code of Ethics of Provident.[17]

(p)(20)(i)	Revised Code of Ethics of Provident, effective February 15, 2002.[23]

(p)(20)(ii)	Revised Code of Ethics of Provident, effective April 1, 2003.[26]

(p)(21)	Code of Ethics of Marsico.[17]

(p)(21)(i)	Revised Code of Ethics of Marsico, effective November 15, 2001.[21]

(p)(21)(ii)	Revised Code of Ethics of Marsico, effective March 31, 2003.[26]

(p)(21)(iii)	Revised Code of Ethics of Marsico, effective November 20, 2003.[27]

(p)(21)(iv)	Revised Code of Ethics of Marsico, effective October 1, 2004.[33]

(p)(21)(v)	Revised Code of Ethics of Marsico effective February 1, 2005. (filed herewith)

(p)(22)	Code of Ethics of PIMCO effective December 31, 2001.[23]

(p)(22)(i)	Revised Code of Ethics of PIMCO, effective January 6, 2005. (filed herewith)

(p)(23)	Code of Ethics of RCM effective May 2001.[26]

(p)(23)(i)	Revised Code of Ethics of RCM effective January 1, 2004.[27]

(p)(23)(ii)	Revised Code of Ethics of RCM effective January 31, 2005. (filed herewith)

(p)(24)	Code of Ethics of Firsthand dated May 12, 2001.[26]

(p)(25)	Code of Ethics of Wellington Management revised March 1, 2000.[25]

(p)(25)(i)	Revised Code of Ethics of Wellington Management, revised July 1, 2004.[33]

(p)(26)	Code of Ethics of Boston Advisors.[25]

(p)(26)(i)	Revised Code of Ethics of Boston Advisors, effective December 21, 2004.[33]

(p)(26)(ii)	Revised Code of Ethics of Boston Advisors, effective August 1, 2005. (filed herewith)

C-22

(p)(27)	Code of Ethics of Caywood-Scholl.[25]

(p)(28)	Code of Ethics of Alger Management.[25]

(p)(29)	Code of Ethics of GAMCO.[25]

(p)(29)(i)	Revised Code of Ethics of GAMCO, effective October 1, 2004.[33]

(p)(30)	Code of Ethics of Montag & Caldwell.[25]

(p)(30)(i)	Revised Code of Ethics of Montag, effective December 29, 2004.[33]

(p)(31)	Code of Ethics of MONY Capital.[25]

(p)(32)	Code of Ethics of Rockefeller.[25]

(p)(33)	Code of Ethics of SSgA Funds Management.[25]

(p)(34)	Code of Ethics of TCW.[25]

(p)(34)(i)	Revised Code of Ethics of TCW effective February 1, 2005. (filed herewith).

(p)(35)	Code of Ethics of UBS.[25]

(p)(36)	Code of Ethics of William Witter.[29]

(p)(37)	Code of Ethics of Wells Capital.[31]

(p)(37)(i)	Revised Code of Ethics of Wells Capital.[33]

(p)(37)(ii)	Revised Code of Ethics of Wells Capital effective as of September 2005. (filed herewith)

(p)(38)	Code of Ethics of Bear Stearns.[32]

(p)(38)(i)	Revised Code of Ethics of Bear Stearns effective as of February 2005. (filed herewith)

(p)(39)	Code of Ethics of Lord Abbett.[33]

(p)(40)	Code of Ethics of Dreyfus.[36]

(p)(41)	Code of Ethics of Bridgeway.[36]

(p)(42)	Code of Ethics of Ariel.[35]

(p)(43)	Code of Ethics of Legg Mason.[35]

Other Exhibits:

Powers of Attorney.[3]

Power of Attorney for Steven M. Joenk.[12]

C-23

Power of Attorney for Theodossios (Ted) Athanassiades.[15]

Power of Attorney for David W. Fox and Gary S. Schpero.[16]

Revised Powers of Attorney.[20]

Amended Powers of Attorney, dated December 6, 2002.[23]

Amended Power of Attorney for Steven M. Joenk.[33]

Power of Attorney for James (Jamie) Shepherdson (filed herewith)

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

3.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

4.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).

5.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1997 (File No. 333-17217).

6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on October 31, 1997 (File No. 333-17217).

7.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).

[8].	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on March 5, 1998 (File No. 333-17217).

[9].	Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1998 (File No. 333-17217).

10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 16, 1999 (File No. 333-17217).

[11].	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed on April 30, 1999 (File No. 333-17217).

12.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on August 30, 1999 (File No. 333-17217).

13.	Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2000 (File No. 333-17217).

14.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).

15.	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2000 (File No. 333-17217).

16.	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on May 30, 2000 (File No. 333-17217).

17.	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

C-24

18.	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on March 22, 2001 (File No. 333-17217).

19.	Incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2001 (File No. 333-17217).

[20].	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

[21].	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on February 4, 2002 (File No. 333-17217).

22.	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

23.	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).

24.	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on March 31, 2003 (File No. 333-17217).

25.	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).

26.	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

[27].	Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2004 (File No. 333-17217).

28.	Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).

29.	Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on July 12, 2004 (File No. 333-17217).

30.	Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on July 13, 2004 (File No. 333-17217).

31.	Incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).

32.	Incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).

33.	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).

[34].	Incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 (File No. 333-17217).

35.	Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed on July 1, 2005 (File No. 333-17217).

36.	Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2005 (File No. 333-17217).

37.	Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005. (File No. 333-17217)

Item 24.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of more than 99% of the Trust’s shares as of January 20, 2006. All shareholders of the Trust are required to

C-25

solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.

On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of Equitable’s common stock. On September 7, 2004 the name “The Equitable Life Assurance Society of the United States” was changed to “AXA Equitable Life Insurance Company” (“AXA Equitable”).

AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25.	Indemnification

Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Trust’s Declaration of Trust of the Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was

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brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Amended and Restated Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 4(a) and 4(b) of certain of the Registrant’s Investment Advisory Agreement state:

4.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser with respect to the services provided to the Jennison Allocated Portion of the Portfolio hereunder, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for its own actions, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, the Exchange Act, or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser, which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in

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reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee (as defined below) for use therein; provided, that the applicable Adviser Indemnitee has had an opportunity to review such information as included in such Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, the Exchange Act or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee for use therein.

Section 4 of certain of the Registrant’s Investment Advisory Agreements states:

Neither the Adviser nor any of its directors, officers, or employees shall be liable to the Manager for any loss suffered by the Manager resulting from its acts or omissions as Adviser to the Portfolio, except for losses to the Manager or the Trust resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser or any of its directors, officers or employees. The Adviser, its directors, officers or employees shall not be liable to the Manager or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Trust is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser under this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to waive any rights against the Adviser under federal or state securities laws.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto;

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(ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of AXA Advisors in its capacity as a principal underwriter of the Trust’s Class IA shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to

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Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful

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defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Manager and Advisers

AXA Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The descriptions of Equitable and each of the advisers under the caption “Management of the Trust” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

The information as to the directors and officers of AXA Equitable is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) and is incorporated herein by reference.

AXA Equitable, with the approval of the Registrant’s board of trustees, selects advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for the portfolios.

The information as to the directors and officers of Putnam Investment Management LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07974) and is incorporated herein by reference.

The information as to the directors and officers of MFS Investment Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of Morgan Stanley Asset Management is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of Fund Asset Management, L.P. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-12485) and is incorporated herein by reference.

The information as to the directors and officers of Lazard Asset Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6568) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan Investment Management Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of Evergreen Investment Management Co. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8327) and is incorporated herein by reference.

The information as to the directors and officers of Alliance is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

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The information as to the directors and officers of Capital Guardian Trust Company is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert Asset Management Company, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Brown Capital Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-19287) and is incorporated herein by reference.

The information as to the directors and officers of Fidelity Management & Research Company is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7884) and is incorporated herein by reference.

The information as to the directors and officers of Janus Capital Corporation is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) and is incorporated herein by reference.

The information as to the directors and officers of Marsico Capital Management, LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18130) and is incorporated herein by reference.

The information as to the directors and officers of Caywood-Scholl is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57906) and is incorporated herein by reference.

The information as to the directors and officers of Alger Management, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6709) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of Montag & Caldwell is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) and is incorporated herein by reference.

The information as to the directors and officers of MONY Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61066) and is incorporated herein by reference.

The information as to the directors and officers of Rockefeller is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15106) and is incorporated herein by reference.

The information as to the directors and officers of SSgA is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to the directors and officers of TCW is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) and is incorporated herein by reference.

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The information as to the directors and officers of UBS GAM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of Witter is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-12695) and is incorporated herein by reference.

The information as to the directors and officers of Firsthand is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) and is incorporated herein by reference.

The information as to the directors and officers of RCM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) and is incorporated herein by reference.

The information as to the directors and officers of Wells Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) and is incorporated herein by reference.

The information as to the directors and officers of Bear Stearns is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29562) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Bridgeway Capital Management, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-44394) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus Corporation is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Ariel is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18767) and is incorporated herein by reference.

The information as to directors and officers of Legg Mason is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57714) and is incorporated herein by reference.

Item 27.	Principal Underwriters.

(a) AXA Advisors and AXA Distributors are the principal underwriters of the Trust’s Class IA shares and Class IB shares. AXA Advisors also serves as a principal underwriter for the following entities: AXA Premier VIP Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier Funds Trust, AXA Premier VIP Trust and Separate Account No. 49 of Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters of the Trust’s Class IA and Class IB shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

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AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Harvey E. Blitz Jill D. Cooley Edward (Ned) Dane Richard Dziadzio Barbara Goodstein Robert S. Jones James A. Shepherdson	Director Director Director Director Director Director Director	Trustee

OFFICERS
Robert S. Jones Edward (Ned) Dane Andrew McMahon Jill Cooley Edward J. Hayes Mark Wutt Stuart Abrams	Chairman of the Board President Chief Operating Officer Chief Risk Officer Executive Vice President Executive Vice President Senior Vice President and General Counsel
Kevin Bryne Stephen T. Burnthall Alvaro Escobar Mark D. Godofsky James Goodwin Jeffrey Green David Cerza Donna M. Dazzo Amy Franceschini Peter Mastrantuono Patricia Roy

Senior Vice President and Treasurer

Senior Vice President

Senior Vice President

Senior Vice President and Controller

Senior Vice President

Senior Vice President

First Vice President

First Vice President

First Vice President

First Vice President

Vice President and Chief Compliance Officer – Broker Dealer Activities

Janet Friedman

Raymond T. Barry

Michael Brzozowski

Claire A. Comerford

Gary Gordon

Gisela Jackson

Maurya Keating

Frank Massa

Carolann Matthews

Jose Montenegro

Edna Russo

Michael Ryniker

Anthony F. Recine

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Chief Compliance Officer – Investment Advisory Activities

Francesca Divone Frank Acierno Harvey E. Blitz Irina Gyula Richard Morin Ruth Shorter Linda J. Galasso	Secretary Assistant Vice President Assistant Vice President Assistant Vice President Assistant Vice President Assistant Vice President Assistant Secretary

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AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH EQUITABLE DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Philip Meserve James Mullery James Shepherdson	Director Director Director	Trustee
OFFICERS
James Shepherdson	Chairman of the Board, President & Chief Executive Officer	Trustee
Philip Meserve	Executive Vice President of Business Development
James Mullery	Executive Vice President & Chief Sales Director
Bryan Tutor	Executive Vice President and Chief Administrative Officer
Michael Brandreit	Managing Director and National Sales Manager
Douglas Dubitsky Nelida Garcia	Managing Director, Chief Service Officer
John Kennedy	Managing Director and National Sales Manager
Michael McCarthy	Managing Director and National Sales Manager
Michael McDaniel	Managing Director and Vice President and National Sales Manager, Broker Dealer
Karl Anderson Lance Carlson William Costello	Senior Vice President Senior Vice President Senior Vice President and National Accounts Director
Michael Crimmins Randy Erwin Nelida Garcia Jeff Herman Kathleen Leckey Anthea Parkinson	Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President and National Accounts Director, Financial Institutions
Ted Repass Daniel Roebuck Mark Totten Mary Toumpas Christine Long-Vasquez	Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President

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AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH EQUITABLE DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
Richard Whitbeck Norman J. Abrams	Senior Vice President Vice President and General Counsel

Kurt Auleta

Raymond T. Barry

Doreen Bellomo

Steve Carapella

Jeffrey Coomes

Nahulan Ethirveerasingan

Daniel Faller

Karen Farley

Linda Galasso

Michael Gass

David Halstead

Page Long

Daniel Munroe

Patrick O’Shea

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President and Secretary

Vice President

Vice President

Vice President

Vice President

Vice President and Chief Financial Officer

Ronald R. Quist

Stephen Ratcliffe

Alice Stout

William Terry

Sandra Ferantello

John Fulton

Elizabeth Hafez

Kelly Lavigne

Kevin Markowitz

Alexandria Novak

Patricia Lane O’Shea

Kelly Ridell

Catherine Sanders

Nicholas Volpe

John Zales

Ellen Zhou

Francesca Divone

Vice President and Treasurer

Vice President

Vice President

Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Secretary

(c) Inapplicable.

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

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(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

J. P. Morgan Investors Services Co. 73 Tremont Street Boston, MA 02108	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Advisers:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104

MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Asset Management Inc. 1221 Avenue of the Americas New York, NY 10020

Fund Asset Management, L.P. 800 Scudders Mill Road Plainsboro, NJ 08543-9011	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112

J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Evergreen Investment Management Company, LLC 200 Berkely Street - Suite 9000 Boston, MA 02116

Alliance Capital Management, L.P. 1345 Avenue of the Americas New York, NY 10105	Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025

Calvert Asset Management Company, Inc. 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Bridgeway Capital Management, Inc. 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448

Fidelity Management & Research Company 82 Devonshire Street Boston, MA 02109	Janus Capital Corporation 100 Fillmore Street Denver, CO 80206-4928

Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202

Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105

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Boston Advisors, Inc. One Federal Street 26th Floor Boston, MA 02110	Caywood-Scholl Capital Management 4350 Executive Drive Suite 125 San Diego, CA 92121

The Dreyfus Corporation 200 Park Avenue New York, NY 10166	Gabelli Asset Management Company One corporate Center Rye, NY 10580

Montag & Caldwell, Inc. 3455 Peachtree Road, N.W. Suite 1200 Atlanta, GA 30326-3249	Wellington Management Company, LLP 75 State Street Boston, MA 02109

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606

Bear Stearns Asset Management, Inc. 383 Madison Avenue New York, New York 10179	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302

Ariel Capital Management, LLC 200 East Randolph Drive, Suite 2900 Chicago, Illinois 60601	Legg Mason Funds Management, Inc. 100 Light Street Baltimore, Maryland 21202

Item 29.	Management Services

None.

Item 30.	Undertakings

Inapplicable.

C-38

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 43 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 8th day of February 2006.

EQ ADVISORS TRUST

By:	/s/ STEVEN M. JOENK
Name:	Steven M. Joenk
Title:	President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STEVEN M. JOENK Steven M. Joenk	Trustee, President and Chief Executive Officer	February 8, 2006

/s/ JAMES (JAMIE) SHEPHERDSON James (Jamie) Shepherdson	Trustee	February 8, 2006

/s/ JETTIE M. EDWARDS* Jettie M. Edwards	Trustee	February 8, 2006

/s/ WILLIAM M. KEARNS* William M. Kearns, Jr.	Trustee	February 8, 2006

/s/ CHRISTOPHER P.A. KOMISARJEVSKY* Christopher P.A. Komisarjevsky	Trustee	February 8, 2006

/s/ THEODOSSIOS ATHANASSIADES* Theodossios (Ted) Athanassiades	Trustee	February 8, 2006

/s/ DAVID W. FOX* David W. Fox	Trustee	February 8, 2006

/s/ GARY S. SCHPERO* Gary S. Schpero	Trustee	February 8, 2006

/s/ HARVEY ROSENTHAL* Harvey Rosenthal	Trustee	February 8, 2006

/s/ KENNETH T. KOZLOWSKI* Kenneth T. Kozlowski	Treasurer and Chief Financial Officer	February 8, 2006

*By:	/s/ STEVEN M. JOENK
Steven M. Joenk
(Attorney-in-Fact)

EQ Advisors Trust

Post-Effective Amendment No. 43

Exhibit Index

(d)(1)(xvii)	Amendment No. 2 dated January 1, 2006, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004.

(d)(5)(vii)	Amendment No. 3 dated July 25, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.

(d)(6)(iv)	Amendment No. 1 dated May 1, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated July 31, 2003.

(d)(11)(iii)	Amendment No. 1 dated September 30, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated as of July 31, 2003.

(d)(23)(ii)	Amendment No. 1 dated December 1, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004.

(d)(27)(i)	Amendment No. 1 dated December 1, 2004 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated July 9, 2004.

(d)(27)(ii)	Amendment No. 2 dated June 16, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated July 9, 2004.

(d)(27)(iii)	Amendment No. 3 dated September 9, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors dated July 9, 2004.

(d)(27)(iv)	Investment Advisory Agreement between AXA Equitable and Boston Advisors dated as of December 2, 2005.

(d)(28)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Caywood-Scholl dated July 9, 2004.

(d)(30)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and GAMCO dated July 9, 2004.

(d)(32)(ii)	Form of Amendment No. 2 dated December 1, 2005 to the Investment Advisory Agreement between Equitable and Montag, dated July 9, 2004.

(d)(35)(i)	Amendment No. 1 dated December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and TCW dated July 9, 2004.

(d)(36)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and UBS dated July 9, 2004.

(d)(43)	Investment Advisory Agreement between AXA Equitable and Ariel Capital Management, LLC dated September 30, 2005.

(d)(44)	Investment Advisory Agreement between AXA Equitable and Legg Mason Funds Management, Inc. dated September 30, 2005.

(h)(1)(iv)	Amendment No. 2 dated as of May 1, 2006 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.

(h)(2)(xi)(A)	Expense Limitation Agreement between Equitable and the Trust dated as of July 9, 2004 with respect to the MONY Portfolios.

(h)(2)(xvii)	Amendment No. 6, dated October 1, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between Equitable and the Trust dated as of May 1, 2002.

(h)(4)(xiv)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.

(p)(2)(vi)	Revised Code of Ethics of Alliance effective May 2005.

(p)(8)(ii)	Revised Code of Ethics of J.P. Morgan effective February 1, 2005.

(p)(9)(v)	Revised Code of Ethics of Lazard effective April 1, 2005.

(p)(10)(ii)	Revised Code of Ethics of MFS, effective as of January 1, 2005.

(p)(19)(vi)	Revised Code of Ethics of Janus effective September 9, 2005.

(p)(21)(v)	Revised Code of Ethics of Marsico effective February 1, 2005.

(p)(22)(i)	Revised Code of Ethics of PIMCO, effective January 6, 2005.

(p)(23)(ii)	Revised Code of Ethics of RCM effective January 31, 2005.

(p)(26)(ii)	Revised Code of Ethics of Boston Advisors, effective August 1, 2005.

(p)(34)(i)	Revised Code of Ethics of TCW effective February 1, 2005.

(p)(37)(ii)	Revised Code of Ethics of Wells Capital effective as of September 2005.

(p)(38)(i)	Revised Code of Ethics of Bear Stearns effective February 2005.

Other Exhibits

Power of Attorney for James (Jamie) Shepherdson